Prospectus

                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE
                               A FLEXIBLE PREMIUM
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1




Consider carefully the policy charges and deductions beginning on page 40 in this prospectus.


You should read this prospectus and keep it for future reference. A prospectus for each underlying fund portfolio must accompany and should be read together with this prospectus.


This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.


Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.


YOUR POLICY
        o    is a flexible premium variable universal life insurance policy;
        o    is issued by Security Life of Denver Insurance Company;
        o is designed primarily for use on a multi-life basis when the insured people share a common employment or business relationship; and
        o is returnable by you during the free look period or right to examine policy period if you are not satisfied.

YOUR POLICY PREMIUM PAYMENTS
        o    are flexible, so the premium amount and frequency may vary;
        o are allocated to variable investment options and the guaranteed interest division based on your instructions;
        o are invested in shares of the underlying investment portfolios under each variable investment option; and
        o can be invested in up to eighteen investment options over the policy's lifetime.

YOUR ACCOUNT VALUE
        o    is the sum of your holdings in the variable division, the
             guaranteed interest division and the loan division;
        o    has no guaranteed minimum cash value under the variable
             division. The value varies with the value of the underlying investment portfolio;
        o has a minimum guaranteed rate of return if you have an amount in the guaranteed interest division; and
        o    is subject to various expenses and charges.

DEATH PROCEEDS
        o    are paid if the policy is in force when the insured person dies;
        o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the insured person dies;
        o    are calculated under your choice of options;
             * Option 1- a fixed minimum death benefit
             * Option 2- a stated death benefit plus your account value
             * Option 3- a stated death benefit plus the sum of the premiums we receive minus partial withdrawals; and
        o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED, OR BACKED BY ANY BANK OR GOVERNMENTAL AGENCY.

                      DATE OF PROSPECTUS: FEBRUARY 11, 2000

Form V-112-00

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ISSUED BY:Security Life of Denver   UNDERWRITTEN BY: ING America Equities, Inc.
              Insurance Company                      1290 Broadway
          Security Life Center                       Denver, CO 80203-5699
          1290 Broadway                              (303) 860-2000
          Denver, CO 80203-5699
          (800) 525-9852

THROUGH ITS:               Security Life Separate Account L1


ADMINISTERED BY:           Customer Service Center
                           P.O. Box 173888
                           Denver, CO 80217-3888
                           (800) 848-6362












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                                TABLE OF CONTENTS

POLICY SUMMARY.................................................................4
      Your Policy..............................................................4
      Free Look Period.........................................................4
      Your Policy Premiums.....................................................4
      Charges and Deductions...................................................5
      Fees and Expenses of the Investment Portfolios...........................6
      Variable Division........................................................9
      Policy Values............................................................9
      Transfers of Account Value...............................................9
      Special Policy Features..................................................9
      Policy Modification, Termination and Continuation
           Features...........................................................10
      Death Benefits..........................................................10
      Tax Considerations......................................................11

INFORMATION ABOUT SECURITY LIFE, THE SEPARATE ACCOUNT AND THE
      INVESTMENT OPTIONS......................................................11
      Security Life of Denver Insurance Company...............................11
      Security Life Separate Account L1.......................................11
      Investment Portfolio Objectives.........................................12
      The Guaranteed Interest Division........................................16
      Maximum Number of Investment Options....................................17

DETAILED INFORMATION ABOUT THE POLICY.........................................17
      Applying for a Policy...................................................17
      Temporary Insurance.....................................................18
      Premiums................................................................18
      Premium Payments Affect Your Coverage...................................20
      Death Benefits..........................................................20
      Adjustable Term Insurance Rider.........................................24
      Special Features........................................................26
      Policy Values...........................................................27
      Transfers of Account Value..............................................28
      Dollar Cost Averaging...................................................29
      Automatic Rebalancing...................................................30
      Policy Loans............................................................30
      Partial Withdrawals.....................................................31
      Lapse...................................................................33
      Reinstatement...........................................................33
      Surrender...............................................................34
      General Policy Provisions...............................................34
           Free Look Period...................................................34
           Your Policy........................................................34
           Age  ..............................................................34
           Ownership..........................................................35
           Beneficiary(ies)...................................................35
           Collateral Assignment..............................................35
           Incontestability...................................................35
           Misstatements of Age or Gender.....................................35
           Suicide............................................................35
           Transaction Processing.............................................36
           Notification and Claims Procedures.................................36
           Telephone Privileges...............................................36
           Non-participation..................................................37
           Distribution of the Policies.......................................37
           Advertising Practices and Sales Literature.........................37
           Settlement Provisions..............................................38
      Administrative Information About the Policy.............................38

CHARGES AND DEDUCTIONS........................................................40
      Deductions from Premiums................................................40
      Deferred Sales Charge...................................................41
      Monthly Deductions from Account Value...................................42
      Policy Transaction Fees.................................................43
      Group or Sponsored Arrangements or Corporate Purchasers.................44
      Other Charges...........................................................44

TAX CONSIDERATIONS............................................................44
      Tax Status of the Policy................................................44
      Diversification Requirements............................................45
      Tax Treatment of Policy Death Benefits..................................45
      Modified Endowment Contracts............................................45
      Multiple Policies.......................................................46
      Distributions Other than Death Benefits from
           Modified Endowment Contracts.......................................46
      Distributions Other than Death Benefits from
           Policies That Are Not Modified Endowment Contracts.................46
      Investment in the Policy................................................46
      Policy Loans............................................................46
      Section 1035 Exchanges..................................................46
      Tax-exempt Policy Owners................................................47
      Possible Tax Law Changes................................................47
      Changes to Comply with the Law..........................................47
      Other...................................................................47

ILLUSTRATIONS.................................................................48

ADDITIONAL INFORMATION........................................................62
      Directors and Officers..................................................62
      Regulation..............................................................63
      Legal Matters...........................................................63
      Legal Proceedings.......................................................63
      Experts.................................................................63
      Registration Statement..................................................63

INDEX OF SPECIAL TERMS........................................................64

FINANCIAL STATEMENTS..........................................................65

APPENDIX A...................................................................200

APPENDIX B...................................................................201



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POLICY SUMMARY

THIS SUMMARY HIGHLIGHTS SOME OF THE IMPORTANT POINTS ABOUT YOUR POLICY. THE POLICY IS MORE FULLY DESCRIBED IN THE ATTACHED, COMPLETE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY. "WE," "US," "OUR," AND THE "COMPANY" REFER TO SECURITY LIFE OF DENVER INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE POLICY OWNER. THE OWNER IS THE INDIVIDUAL, ENTITY, PARTNERSHIP, REPRESENTATIVE OR PARTY WHO MAY EXERCISE ALL RIGHTS OVER THE POLICY AND RECEIVE THE POLICY BENEFITS DURING THE INSURED PERSON'S LIFETIME.

STATE VARIATIONS ARE COVERED IN A SPECIAL POLICY FORM FOR USE IN THAT STATE. THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. YOUR ACTUAL POLICY AND RIDERS ARE THE CONTROLLING DOCUMENTS. IF YOU WOULD LIKE TO REVIEW A COPY OF THE POLICY AND RIDERS, CONTACT OUR CUSTOMER SERVICE CENTER.


YOUR POLICY

This policy is available only to groups of ten or more insured people. Generally, we require a minimum total group first year premium of at least $250,000. However, depending on underwriting circumstances, we may reduce the minimum total group first year premium in some cases. We generally require a minimum target death benefit of $50,000 per policy. We may reduce the minimum target death benefit if the average target death benefit at policy issuance for the group is at least $50,000. SEE POLICY ISSUANCE, PAGE 17.

Your policy provides life insurance protection on the insured person. The policy includes the basic policy, applications, and riders or endorsements. As long as the policy remains in force, we pay a death benefit at the death of the insured person. While your policy is in force, you may access your policy value by taking loans or partial withdrawals. You may also surrender your policy for its surrender value. When the insured person reaches age 100, the policy can be surrendered or continued under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 26.

We designed this policy primarily for use on a multi- life basis where the insured people share common employment or a business relationship. The policy may be owned individually or by a corporation, trust, association or similar entity.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD

Within limits as specified by state law, you have the right to examine your policy and return it for a refund of the premium payments we receive or the account value if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 34.


YOUR POLICY PREMIUMS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
        o    for us to issue your policy; and
        o    sufficient to keep your policy in force.

On your application, you choose how much and how often you want to pay premiums. Depending on your choices, it may not be enough to keep your policy or riders in force. The amount of premium you pay affects the length of time your policy stays in force. SEE PREMIUMS, PAGE 18.

ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or the net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. You may not invest in more than eighteen investment options, including the guaranteed interest division, over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 17.

We apply the net premium payments to your policy after we:
        o    receive your initial premium;
        o    have the information we require;
        o    approve your policy application; and
        o    issue your policy.

You need to allocate your premium to your investment choices in percentages that are whole

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Corporate Benefits                      4

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numbers and which total 100%. SEE ALLOCATION OF NET PREMIUMS, PAGE 19.


CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS

We make the following deductions from each premium payment you make:

        1. Tax charges-- In the first policy or segment year, we deduct a charge of 2.5% of premiums for state and local taxes up to target premium. In subsequent years, we deduct 2.5% of all premiums we receive. In the first policy or segment year, we deduct the charge of 1.5% of premiums up to target premium to cover our estimated cost of the federal income tax treatment of deferred acquisition costs. In subsequent years, we currently deduct 1.5% of premiums you make. These charges may increase. SEE TAX CHARGES, PAGE 40.

        2. Initial sales charge-- We deduct a percentage of each premium to cover a portion of our expenses in selling your policy. This charge is 2% of premiums we receive in the first policy or segment year up to target premium. Thereafter, this charge is 0.5% of the premiums we receive. This charge is a guaranteed maximum. SEE DEDUCTIONS FROM PREMIUMS, PAGE 40.

Premiums are subject to both initial and deferred sales charges, which in the aggregate can equal as much as 4% of premiums paid in the first policy or segment year up to the target premium, and 1% of premiums paid in the first policy or segment year in excess of target.

DEFERRED SALES CHARGE

In addition to the initial sales charge, we impose a deferred sales charge. The deferred sales charge is based on a percentage of the premiums that you pay during the first ten policy or segment years. It is deducted from the account value at the beginning of each policy year for seven years after a year in which a premium payment is made. A deferred sales charge is calculated for premiums paid for each policy segment. This charge is a guaranteed maximum. SEE DEFERRED SALES CHARGE, PAGE 41, AND CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.

  Policy or  |  Deferred Sales Charge  |
   Segment   |     (% of Premium)*     |
  Year When  ---------------------------     Deducted at
   Premium   |   up to      in Excess  |    Beginning of
   Payment   |   Target     of Target  |     Policy or
   are Made  |   Premium     Premium   |    Segment Years
-------------| ----------------------- |   -------------
             |                         |
      1      |    2%          1%       |    2 - 8
      2      |   1.75%       N/A       |    3 - 9
      3      |   1.75%       N/A       |    4 - 10
      4      |   1.75%       N/A       |    5 - 11
      5      |   0.5%        N/A       |    6 - 12
      6      |   0.5%        N/A       |    7 - 13
      7      |   0.5%        N/A       |    8 - 14
      8      |   0.5%        N/A       |    9 - 15
      9      |   0.5%        N/A       |   10 - 16
      10     |   0.5%        N/A       |   11 - 17

* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.

MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE

We deduct the following charges from your account value at the beginning of each policy month. The charges shown are guaranteed maximums unless we disclose otherwise.

        1. Monthly administrative charge -- $12 per month for the first policy year, then $6 per month for each policy year beyond that.

        2. Cost of insurance charge-- Based on the net amount at risk on the life of the insured person. The amount of this charge differs for:
             o    the segments of the base death benefit; and
             o    the adjustable term insurance rider.
             It may change over time.

        3. Mortality and Expense Risk Charge -- we assess a mortality and expense risk charge of 0.01667% per month (0.20% annually) against the variable investment options. This charge compensates us for mortality and expense risks under the policies.

SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 42.


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POLICY TRANSACTION FEES

We deduct policy transaction fees from your account value at the time of the transaction.

The following are the current transaction fees. The charges shown are guaranteed maximums. SEE POLICY TRANSACTION FEES, PAGE 43.

        1.   Partial withdrawal fee-- $25.

        2. Transfer fee -- We allow twelve free transfers among investment options per policy year. For each transfer beyond that, a $10 fee may apply.

        3. Illustrations-- You may request one free illustration per policy year. For each illustration beyond that, a $25 fee applies.

        4. Premium Allocation Change -- You may make twelve free premium allocation changes per policy year. For each premium allocation change beyond that, a $25 fee applies.

        5. Continuation of Coverage Fee -- We will charge a one-time $200 administrative fee when the insured person turns age 100 to activate continued coverage.





FEES AND EXPENSES OF THE INVESTMENT PORTFOLIOS

The separate account purchases shares of the investment portfolios, or series, at net asset value. This price reflects investment management fees and other direct expenses that are deducted from the portfolio assets. The following table describes these investment management fees and other direct expenses of the investment portfolios. The fees and expenses are shown in both gross amounts and net amounts shown after any expenses or fees have been voluntarily absorbed by the investment portfolio advisers.



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INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET
                                        ASSETS) /1/


                                                                                                           Fees and
                                                                      Investment                Total      Expenses  Total Net
                                                                      Management     Other    Portfolio   Waived or  Portfolio
                             Portfolio                                   Fees      Expenses   Expenses    Reimbursed  Expenses
                             ---------                                   ----      --------   --------    ----------  --------

AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Capital Appreciation Fund                                       0.62%       0.05%      0.67%        NA           0.67%
AIM V.I. Government Securities Fund                                      0.50%       0.26%      0.76%        NA           0.76%
THE ALGER AMERICAN FUND
Alger American Growth Portfolio                                          0.75%       0.04%      0.79%        NA           0.79%
Alger American MidCap Growth Portfolio                                   0.80%       0.04%      0.84%        NA           0.84%
Alger American Small Capitalization Portfolio                            0.85%       0.04%      0.89%        NA           0.89%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                                     0.59%       0.09%      0.68%        NA           0.68%/2/
VIP Overseas Portfolio                                                   0.74%       0.17%      0.91%        NA           0.91%/2/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Index 500 Portfolio                                               0.24%       0.11%      0.35%       0.07%         0.28%/3/
GCG TRUST /4/
Equity Income Portfolio                                                  0.98%       0.00%      0.98%        NA           0.98%
Growth Portfolio                                                         1.08%       0.01%      1.09%        NA           1.09%
Hard Assets Portfolio                                                    0.98%       0.02%      1.00%        NA           1.00%
Limited Maturity Bond Portfolio                                          0.60%       0.00%      0.60%        NA           0.60%
Liquid Asset Portfolio                                                   0.59%       0.00%      0.59%        NA           0.59%
Mid-Cap Growth Portfolio                                                 0.94%       0.01%      0.95%        NA           0.95%
Research Portfolio                                                       0.94%       0.00%      0.94%        NA           0.94%
Total Return Portfolio                                                   0.94%       0.04%      0.98%       0.01%/5/      0.97%
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Equity Income Fund                                           0.75%       0.42%      1.17%/6/    0.24%/7/      0.93%
INVESCO VIF-High Yield Fund                                              0.60%       0.47%      1.07%        NA           1.07%
INVESCO VIF-Small Company Growth Fund                                    0.75%      11.92%     12.67%/6/   10.80%/8/      1.87%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST /9/
Partners Portfolio                                                       0.78%       0.06%      0.84%        NA           0.84%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund                                                      1.00%       0.15%      1.15%        NA           1.15%
Worldwide Emerging Markets Fund                                          1.00%       0.61%      1.61%/6/    0.31%/10/     1.30%
Worldwide Real Estate Fund                                               1.00%       4.32%      5.32%/6/    4.43%/11/     0.89%


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/1/ The portfolio expense information was provided to us by the portfolios, and we have not independently verified such information. These portfolio expenses are not direct charges against variable investment options assets or reduction from contract values; rather these portfolio expenses are taken into consideration in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.

/2/ A Portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total portfolio expenses presented in the table would have been 0.66% for Growth Portfolio and 0.89% for Overseas portfolio.

/3/ FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' total portfolio expenses would have been 0.35%.

/4/ Directed Services, Inc. ("DSI") serves as the overall manager of the GCG Trust. The fee shown is a management fee. Fees decline as the total assets of certain combined portfolios increase. DSI provides or procures at its own expense, the services necessary for the operation of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. The GCG Trust pays DSI for its services a monthly fee based on the annual rates of the average daily net assets of the investment portfolios. DSI (and not the GCG Trust) in turn pays each portfolio manager a monthly fee for managing the assets of the portfolios. More detailed information about each portfolio's management fees and expenses can be found in the prospectus of the GCG Trust. You should read this prospectus before investing.

/5/ DSI is currently reimbursing expenses to maintain total expenses at 0.97% for the Total Return Portfolio. Without this reimbursement, and based on actual reimbursements for the fiscal year ended December 31, 1998, total expenses for this portfolio would have been 0.98%. This agreement to reimburse may end at any time.

/6/  Certain expenses of the Fund are being voluntarily absorbed by the Funds.

/7/ Certain expenses of the VIF-Equity Income Fund (formerly VIF-Industrial Income Fund) are being absorbed voluntarily by INVESCO Funds Group, Inc. pursuant to a commitment to the Fund. After absorption, the VIF-Equity Income Fund's "Other Expenses" and "Total Portfolio Expenses" were 0.18% and 0.93% respectively. This commitment can be changed at any time following consultation with the board of directors.

/8/ Certain expenses of the VIF-Small Company Growth Fund are being absorbed voluntarily by INVESCO Funds Group, Inc. pursuant to a commitment to the Fund. After absorption, the VIF-Small Company Growth Fund's "Other Expenses" and "Total Portfolio Expenses" were 1.12% and 1.87% respectively. This commitment can be changed at any time following consultation with the board of directors.

/9/ Neuberger Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series. See "Expenses" in the Trust's Prospectus. Expenses may reflect expense reimbursement. NBMI has undertaken to reimburse certain operating expenses, including compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/10/ Van Eck Associates Corporation (the "Advisor") absorbed expenses exceeding 1.50% of the Fund's average daily net assets. Due to this arrangement, the actual expenses incurred were "Total Portfolio Expenses" of 1.50%. The Adviser has voluntarily agreed to limit the Worldwide Emerging Markets Fund's total annual operating expenses to 1.30% of the Fund's average daily net assets.

/11/ Van Eck Associates Corporation (the "Advisor") waived its management fees and assumed certain expenses for the period January 1, 1998 to February 28, 1998. The Advisor also assumed expenses exceeding 1.00% of the Fund's average daily net assets for the period March 1, 1998 to December 31, 1998. The Fund's expenses were also reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's expenses. Due to this arrangement the actual expenses incurred were "Investment Management Fees" of 0.00%, "Other Expenses" of 0.89% and "Total Portfolio Expenses" of 0.89%.


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VARIABLE DIVISION

If you invest in the variable investment options, depending on market conditions, you may make or lose money. These variable investment options are described in the prospectuses for the underlying investment portfolios. SEE INVESTMENT PORTFOLIO OBJECTIVES, PAGE 12.


POLICY VALUES

Your account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest. The general account contains all of our assets other than those held in the separate account, or our other separate accounts.

Your account value reflects:
      o    net premiums;
      o    deductions for charges;
      o the investment performance of the amounts you have in the variable investment options;
      o interest earned on the amount you have in the guaranteed interest division;
      o    interest earned on the amount you have in the loan division; and
      o    partial withdrawals.

We subtract charges and partial withdrawals you take from your account value. You make a partial withdrawal when you withdraw part of your net account value. Partial withdrawals may reduce the amount of base death benefit.

Your net account value is equal to the account value minus the amount of your outstanding policy loans and accrued loan interest, if any. Your surrender value is the same as your net account value.

YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of a unit of a variable investment option on the valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 27.

On each valuation date, we determine the accumulation unit values. The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy, and the expenses of the investment portfolios. SEE DETERMINING THE VALUE IN THE VARIABLE DIVISION, PAGE 27 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 28.


TRANSFERS OF ACCOUNT VALUE

You may make up to twelve free transfers among the variable investment options or to the guaranteed interest division per policy year. We may charge $10 for each transfer over twelve you make in a policy year. This charge does not apply to automatic rebalancing or dollar cost averaging transfers. There are restrictions on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 28.


SPECIAL POLICY FEATURES

DESIGNATED DEDUCTION OPTION

You may designate one deduction investment option from which we will take your monthly deductions and your deferred sales charge. SEE DESIGNATED DEDUCTION OPTION, PAGE 26.

DOLLAR COST AVERAGING

Dollar cost averaging is a systematic plan of transferring account values to selected variable investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 29.

AUTOMATIC REBALANCING

Automatic rebalancing periodically reallocates your net account value among the investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 30.


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LOANS

You may take loans against your policy's net account value. We charge an annual loan interest rate of 3.25%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. SEE POLICY LOANS, PAGE 30.

PARTIAL WITHDRAWALS

You may withdraw part of your net account value any time after your first policy year. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce the death benefit and will reduce your account value. SEE PARTIAL WITHDRAWALS, PAGE 31.


POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY

For 24 months after the policy date you can exchange your policy for a guaranteed policy, unless state law requires differently. The right to exchange your policy is free. SEE RIGHT TO EXCHANGE POLICY, PAGE 26.

SURRENDER

You may surrender your policy at any time while the insured person is living.

We calculate your surrender value on the valuation date we receive your request and policy at our customer service center. All insurance coverage ends on the date we receive your request. You must return your policy or a lost policy form to us. SEE SURRENDER, PAGE 34.

LAPSE

In general, insurance coverage continues as long as your policy's net account value is enough to pay the monthly deductions. SEE LAPSE, PAGE 33.

REINSTATEMENT

You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured person is still living.

You will need to give proof that the insured person continues to be insurable. You will also need to pay required reinstatement premiums.
If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 33.

POLICY MATURITY

If the insured person is still living on the maturity date or the policy anniversary nearest the date when the insured person reaches age 100 and you do not choose continuation of coverage, you must surrender your policy and we will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 26.

CONTINUATION OF COVERAGE

If the insured person is still living at age 100, you may either surrender your policy or choose the continuation of coverage feature. If the continuation of coverage feature becomes effective, we will deduct a one-time administrative fee of $200 and keep your policy in force. SEE CONTINUATION OF COVERAGE, PAGE 26.


DEATH BENEFITS

At the insured person's death, we pay death proceeds to the beneficiary(ies) if your policy is still in force. The beneficiary(ies) is(are) the person or people you name to receive the death proceeds. The death proceeds equal the base death benefit plus amounts payable by rider, minus the amount of any outstanding policy loan on your policy and accrued loan interest. Based on the death benefit option you have chosen, the base death benefit varies.

The base death benefit does not include any adjustable term insurance rider you may have on your policy. The target death benefit includes any adjustable term insurance rider you may have on your policy plus your base death benefit. The total death benefit is at least equal to or greater than your target death benefit.

There is no minimum stated death benefit to issue a policy. Generally, there is a minimum target death benefit of $50,000 per policy. SEE DEATH BENEFITS, PAGE 20.

You may change your stated death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.



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TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 44.

Assuming the policy qualifies as a life insurance contract, under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
      o    partial withdrawals;
      o    surrender; or
      o    lapse.

In addition to the events listed above, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.


INFORMATION ABOUT SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1998, the company and its consolidated subsidiaries had over $174.3 billion of life insurance in force. As of December 31, 1998, our total assets were over $10.0 billion, and our shareholder's equity was over $926 million.

We have a complete line of life insurance products, including:
      o    annuities;
      o    individual life;
      o    group life;
      o    pension products; and
      o    market life reinsurance.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $461.8 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1998.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is a registered broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE

We established Security Life Separate Account L1 (the "separate account") on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is a separate investment account. We keep the separate account assets separate from our general account and other separate accounts. It is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The

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separate account may invest in other securities not available for the policy described in this prospectus. The general account contains all of our assets other than those held in the separate account or other separate accounts.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES

State law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that in the event we were ever to become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if assets remain in the separate account after these claims have been satisfied can these assets be used to pay other policy owners and our creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options. Each variable investment option invests in shares of a matching investment portfolio. Each investment portfolio has its own investment objective. This means that the investment performance of a policy depends on the performance of the investment portfolios you choose. These investment portfolios are not available directly to individual investors. They are available only as the underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who, other than the GCG Trust, is not associated with us.


Currently, some variable investment options invest in a portfolio of the GCG Trust. Directed Services, Inc. ("DSI") serves as the manager to each portfolio of the GCG Trust. The GCG Trust and DSI have retained several portfolio managers to manage the assets of each portfolio of the GCG Trust.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans, or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance, and no representation is made, that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.


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Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. Currently, these advisers include AIM Advisors, Inc.; Fidelity Management & Research Company; Fred Alger Management, Inc.; Directed Services, Inc.; INVESCO Funds Group, Inc.; Neuberger Berman Management, Inc. and Van Eck Associates Corporation. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more than others.

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series, management investment company. A I M Advisors, Inc., ("AIM") serves as each fund's investment adviser. AIM has acted as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

AIM V.I. Capital Appreciation Fund -- seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

AIM V.I. Government Securities Fund -- seeks to achieve high current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988. It is a multi- series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has provided investment advisory services since 1964.

Alger American Growth Portfolio -- seeks long-term capital appreciation.

      The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

Alger American MidCap Growth Portfolio -- seeks long-term capital appreciation.

      The portfolio focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in equity securities of companies having a market capitalization within the range of companies in the S&P(R) MidCap 400 Index.

Alger American Small Capitalization Portfolio -- seeks long-term capital appreciation.

      The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell(R) 2000 Growth Index or the S&P(R) SmallCap 600 Index.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund ("VIP" established November 13, 1981) and Variable Insurance Products Fund II ("VIP II" established March 21, 1988) are open-end, diversified, management investment companies. These funds are organized as Massachusetts business trusts.

Fidelity Management & Research Company ("FMR") manages and provides investment and other services to the funds named here. However, Bankers Trust Company also provides sub-advisory services for VIP II Index 500 Portfolio. FMR is the management arm of Fidelity Investments(R), which was established in 1946, and is one of America's largest mutual fund managers.

VIP Growth Portfolio -- seeks capital appreciation.

      FMR's principal investment strategies include:
           o    Investing primarily in common stocks.
           o Investing in companies that it believes have above-average growth potential (stocks of these companies are often called "growth" stocks).
           o    Investing in domestic and foreign issuers.
           o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

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VIP Overseas Portfolio -- seeks long-term growth of capital.

      FMR's principal investment strategies include:
           o    Investing at least 65% of total assets in foreign securities.
           o    Investing primarily in common stocks.
           o Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
           o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP II Index 500 Portfolio -- seeks investment results that correspond to the total return of common stocks publicly traded in the United States as represented by the S&P(R) 500.

      Bankers Trust Company (BT)'s principal investment strategies include:
           o Investing at least 80% of assets in common stocks included in the S&P(R) 500.
           o    Lending securities to earn income for the fund.

GCG TRUST

The GCG Trust is an open-end management investment company whose shares are available to separate accounts funding variable insurance contracts offered by the company's affiliates, Golden American Life Insurance Company, First Golden Life Insurance Company of New York and Equitable Life Insurance Company of Iowa. The GCG Trust also sells its shares to separate accounts of other insurance companies not affiliated with Security Life. Pending Securities and Exchange Commission approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans.

Currently, some variable investment options invest in a portfolio of the GCG Trust. Directed Services, Inc. ("DSI"), an affiliate, serves as the manager to each portfolio of the GCG Trust. The GCG Trust and DSI have retained several portfolio managers to manage the assets of each portfolio of the GCG Trust. DSI also serves as the distributor to the GCG Trust.

The following variable investment options invest in designated portfolios of the GCG Trust:

Equity Income Portfolio -- seeks substantial dividend income as well as long-term growth of capital. Invests primarily in common stocks of well-established companies paying above-average dividends. Sub-advised by
      T. Rowe Price Associates, Inc.

Growth Portfolio -- seeks capital appreciation. Invests primarily in common stocks of growth companies that have favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns. Sub-advised by Janus Capital Corporation.

Hard Assets Portfolio -- seeks long-term capital appreciation. Invests primarily in hard asset securities. Hard asset companies produce a commodity which the portfolio manager is able to price on a daily or weekly basis. Sub-advised by Baring International Investment Limited (an affiliate).

Limited Maturity Bond Portfolio -- seeks highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. Invests primarily in diversified limited maturity debt securities with average maturity dates of five years or shorter and in no cases more than seven years. Sub-advised by ING Investment Management, LLC (an affiliate).

Liquid Asset Portfolio -- seeks high level of current income consistent with the preservation of capital and liquidity. Invests primarily in obligations of the U.S. Government and its agencies and instrumentalities, bank obligations, commercial paper and short-term corporate debt securities. All securities will mature in less than one year. Sub-advised by ING Investment Management, LLC (an affiliate).

Mid-Cap Growth Portfolio -- seeks long-term growth of capital. Invests primarily in equity securities of companies with medium market capitalization which the portfolio manager believes have above-average growth potential. Sub-advised by Massachusetts Financial Services Company.



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Research Portfolio -- seeks long-term growth of capital and future income.
Invests primarily in common stocks or securities convertible into common stocks of companies believed to have better than average prospects for long-term growth. Sub-advised by Massachusetts Financial Services Company.

Total Return Portfolio -- seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Invests primarily in a combination of equity and fixed income securities. Sub-advised by Massachusetts Financial Services Company.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company. It was organized as a Maryland corporation on August 19, 1993. It is currently made up of ten diversified investment portfolios. Five of these investment portfolios are described here.

INVESCO Funds Group, Inc. is the Funds' investment adviser. As the adviser, it is mostly responsible for providing the portfolios with investment management, various administrative services, and supervising the Fund's daily business affairs.

INVESCO Capital Management, Inc. sub-advises the Total Return Fund. "VIF" refers to INVESCO Variable Investment Fund. INVESCO Distributors, Inc. ("IDI"), provides distribution services for the INVESCO Variable Investment Funds, Inc.

INVESCO VIF-Equity Income Fund (Formerly, INVESCO VIF-Industrial Income
      Portfolio) -- seeks high current income, with growth of capital as a secondary objective.

      The fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher. Stocks held by the fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the fund also may invest in companies that have not paid regular dividends. The fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts
      (ADRs).

      The rest of the fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The fund also may invest up to 15% of its assets in lower-grade debt securities commonly known as "junk bonds", which generally offer higher interest rates, but are riskier investments than investment grade securities.

INVESCO VIF-High Yield Fund -- seeks to provide a high level of current income.

      It invests substantially all of its assets in lower- rated debt securities, commonly called "junk bonds," and preferred stock, including securities issued by foreign companies. Although these securities carry with them higher risks, they generally provide higher yields - and therefore higher income - than higher-rated debt securities.

INVESCO VIF-Small Company Growth Fund -- seeks investment growth over the long term.

      The fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of $1 billion or less. INVESCO uses a bottom-up investment approach to the fund's investment portfolio, focusing on companies that are in the developing stages of their life cycles. Using this approach, INVESCO tries to identify companies that it believes are undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. The prices of securities issued by these small companies tend to rise and fall more rapidly than those of more established companies.

      The remainder of the fund's assets can be invested in a wide range of securities that may or may not be issued by small companies. In addition to equity securities, the fund can invest in foreign securities and debt securities, including so-called "junk bonds."



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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Neuberger Berman Advisers Management Trust (the "Trust,") is a registered, open-end management investment company. It was organized as a Delaware business trust on May 23, 1994. The Trust is made up of separate portfolios ("Portfolios"), each of which invests all of its net investable assets in a matching series ("Series") of Advisers Managers Trust ("Managers Trust"). Managers Trust is a diversified, open-end management investment company organized as a New York common law trust on May 24, 1994.

This master feeder structure is different from that of many other investment companies which directly purchase and manage their own securities portfolios. Neuberger Berman Management Incorporated acts as investment manager to Managers Trust. Neuberger Berman, LLC is the sub-adviser.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies.

Neuberger Berman Partners Portfolio -- seeks growth of capital. The Portfolio invests mainly in common stocks of mid-to large-capitalization companies.

      Its investment program seeks securities believed to be undervalued based on strong fundamentals, including low price to earnings ratio, consistent cash flow, and the company's track record through all points of the market cycle.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust. Van Eck Associates Corporation serves as investment adviser and manager to the funds.

Van Eck Worldwide Bond Fund -- seeks high total return--income plus capital appreciation--by investing globally, primarily in a variety of debt securities.

Van Eck Worldwide Emerging Markets Fund -- seeks long term capital appreciation by investing in equity securities in emerging markets around the world.

Van Eck Worldwide Real Estate Fund -- seeks high total return by investing in equity securities of companies that own significant real estate or principally do business in real estate.


THE GUARANTEED INTEREST DIVISION

You may allocate all or a part of the net premium and transfers of your net account value into the guaranteed interest division. The guaranteed interest division is part of our general account which guarantees principal. It pays interest at a fixed rate that we declare.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures included in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

The amount you have in the guaranteed interest division is the sum of net premium you allocate to that division, plus transfers you made to the guaranteed interest division, plus interest earned.

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Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. These interest rates are never less than the minimum guaranteed interest rate of 3% and will be in effect for periods of at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.


MAXIMUM NUMBER OF INVESTMENT OPTIONS

You may invest in a total of eighteen investment options over the lifetime of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division (or eighteen variable investment options), these are the only investment options to which you may later add or transfer funds. You may want to use fewer investment options in the early years of your policy, so that you can invest in other investment options in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.


DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Corporate Benefits variable universal life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 50 show how the policies work.


APPLYING FOR A POLICY

You purchase this variable universal life policy by submitting an application to us. On the policy date, the insured person must be no less than 15 years of age and no older than age 85. The insured person is the person on whose life we issue a policy and upon whose death we pay death proceeds. SEE AGE, PAGE 34.

We may back-date the policy up to six months to allow the insured person to give proof of a younger age for the purposes of your policy.

This policy is available only to groups of ten or more insured people. Generally, we require a minimum total group first year premium of at least $250,000. However depending on underwriting circumstances, we may reduce the minimum total group first year premium in some cases.

We generally require a minimum target death benefit of $50,000 per policy. We may reduce the minimum target death benefit so long as the average target death benefit at policy issuance for the group or sponsored arrangement is at least $50,000. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum stated and target death benefit.

POLICY ISSUANCE

Before we issue a policy or apply your net premium to your policy, we require satisfactory evidence of insurability of the insured person and payment of your initial premium. This evidence may include completion of all underwriting and issue requirements.

The investment date is the first date we apply net premium we have received to your policy. Your initial premium is the premium we must receive before coverage can begin. The initial premium is the first premium we receive and apply to your policy. It must be equal to at least the sum of the scheduled premiums which are due from your policy date through your investment date. If we receive your initial premium after we approve your policy for issue and the issue requirements have been met, the investment date is the date we receive your initial premium.

The policy date as shown on your policy schedule determines:
           o    monthly processing dates;
           o    policy months;
           o    policy years; and
           o    policy anniversaries.


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It is not affected by the date you receive the policy. The policy date may be different from the date we receive your first premium payment. If the policy date is earlier, we charge monthly deductions from the policy date. The policy date is determined one of three ways:

      1.   the date you designate on your application, subject to our approval;
           or

      2. the back-date of the policy to save age, subject to our approval and state law.

      3.   If there is no designated date or back-date, the policy date is:
           o the date all underwriting and administrative requirements have been met if we have received your initial premium before we issue your policy; or
           o the date we receive your initial premium if we receive your initial premium after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE

The federal income tax definition of life insurance is the cash value accumulation test. SEE TAX STATUS OF THE POLICY, PAGE 44.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any in force coverage with us. This temporary insurance is in force as long as all requirements are met.

Temporary coverage begins when:

      1. you have completed and signed our binding limited life insurance coverage form;

      2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

      3.   part I of the application is completed.



Temporary coverage ends on the earliest of:
      o    the date we return your premium payments;
      o five days after we mail notice of termination to the address on your application;
      o    the date your policy coverage starts;
      o    the date we refuse to issue you a policy based on your application;
           or
      o 90 days after you sign our binding limited life insurance coverage form.

There is no death benefit under the temporary insurance agreement if:
      o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
      o there is a material misrepresentation in statements on your application;
      o the person or persons intended to be the insured people die by suicide or self- inflicted injury; or
      o    the bank does not honor your premium check.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits.

SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled (planned) premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a monthly, quarterly, semiannual or annual basis. You are not required to pay the scheduled premium.

Alternatively, you may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected.


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Corporate Benefits                     18

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UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time, however:

      1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured person is insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

      2. We may require proof that the insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

      3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45 AND CHANGES TO COMPLY WITH THE LAW, PAGE 47.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider this payment a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take out tax or sales charges.

TARGET PREMIUM

Target premiums are not based on the scheduled premium. Target premiums are actuarially determined based on the age, sex and premium class of the insured person. The target premium is used in determining the sale charge, deferred sales charge and commissions. You are not required to pay the target premium. If you pay less, the amount may or may not be enough to keep your policy in force. The target premium for your policy and any segments added since the policy date are listed in the schedule we will provide to you. SEE PREMIUMS, PAGE 18.

ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we take tax and sales charges (excluding the deferred sales charge) from your premium payment. We add the net premium to your account value according to your instructions.

We apply the initial net premium to your policy after:
      a) we receive the amount of premium required for your insurance coverage to begin;
      b) all issue requirements have been met and received by our customer service center;
      c)   we approve your policy application; and
      d)   we approve your policy for issue.

All amounts you designated for the guaranteed interest division will be allocated to that division on the investment date. If your state requires return of your premium during the free look period, we invest amounts you have designated for the variable division in the GCG Trust Liquid Asset Portfolio for a period ending on the earlier of your state's free look period plus:
      o    five days from mailing (deemed delivery time); or
      o the date the policy was delivered to you, so long as we receive notice of the delivery date on our delivery receipt at our Customer Service Center before the end of the deemed delivery time plus free look period.

At the end of this time period, we will allocate that amount among your chosen variable investment options, based on your most recent premium allocation instructions. If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.

We allocate premium payments received after we apply your initial net premium payment to your policy on the valuation date of receipt. We always use your most recent premium allocation instructions. Your instructions must specify percentages that are whole numbers totaling 100%.

You may invest in a maximum of eighteen investment options over the lifetime of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 17.

You may make twelve free premium allocation changes per year. After the twelve free premium allocation changes, we charge you $25 for each additional allocation change per policy year. The $25 fee is withdrawn from each investment option pro rata to the amount in each option. If you change your designated deduction option from which

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Corporate Benefits                     19
monthly deductions and the deferred sales charge are deducted, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION OPTION, PAGE 26 AND POLICY TRANSACTION FEES, PAGE 43.


PREMIUM PAYMENTS AFFECT YOUR COVERAGE

Your coverage lasts only as long as your net account value is enough to pay the monthly and annual charges and your account value is more than your outstanding policy loan plus accrued loan interest. If these conditions are no longer met, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 33, AND GRACE PERIOD, PAGE 33.

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from certain life insurance policies known as "modified endowment contracts." These rules apply to distributions such as policy loans, surrenders, and partial withdrawals.

Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 45.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium.


DEATH BENEFITS

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance base coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available under your one policy.

When we issue your policy, we base the initial insurance coverage on the instructions in your application.

Death benefits are valued as of the date of death of the insured person. The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy.

The adjustable term insurance rider acts as a bridge. It provides term insurance coverage which automatically adjusts to fill the gap between your total death benefit and your base death benefit depending on which death benefit option you choose. Generally, your target death benefit may be no less than $50,000 to issue your policy. There is no minimum required stated death benefit

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured person. Use of the adjustable term insurance rider may reduce sales compensation. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 24.

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Corporate Benefits                     20

                              DEATH BENEFIT SUMMARY



THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES, INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.


                               OPTION 1                                OPTION 2                               OPTION 3
==============  ===================================    ===================================    ======================================
STATED          The amount of policy death             The amount of policy death             The amount of policy death
DEATH           benefit at issue, not including        benefit at issue, not including        benefit at issue, not including
BENEFIT         rider coverage.  This amount           rider coverage.  This amount           rider coverage.  This amount
                stays level throughout the life of     stays level throughout the life of     stays level throughout the life of
                the contract.                          the contract.                          the contract.

BASE DEATH      The greater of the stated death        The greater of the stated death        The greater of the stated death
BENEFIT         benefit or the account value           benefit plus the account value,        benefit plus the sum of all
                multiplied by the appropriate          or the account value multiplied        premiums we receive minus
                factor from the definition of life     by the appropriate factor from         partial withdrawals you have
                insurance factors.                     the definition of life insurance       taken, or the account value
                                                       factors.                               multiplied by the appropriate
                                                                                              factor from the definition of life
                                                                                              insurance factors.

TARGET          Stated death benefit plus              Stated death benefit plus              Stated death benefit plus
DEATH           adjustable term insurance rider        adjustable term insurance rider        adjustable term insurance rider
BENEFIT         benefit.  This amount remains          benefit.  This amount remains          benefit.  This amount remains
                level throughout the life of the       level throughout the life of the       level throughout the life of the
                policy.                                policy.                                policy.

TOTAL DEATH     This is the total death proceeds.      This is the total death proceeds.      This is the total death proceeds.
BENEFIT         It is the greater of the target        It is the greater of the target        It is the greater of the target
                death benefit or the base death        death benefit plus the account         death benefit plus the sum of all
                benefit.                               value, or the base death benefit.      premiums we receive minus
                                                                                              partial withdrawals you have
                                                                                              taken, or the base death benefit.

ADJUSTABLE      The adjustable term insurance          The adjustable term insurance          The adjustable term insurance
TERM            rider benefit is the total death       rider benefit is the total death       rider benefit is the total death
INSURANCE       benefit minus base death benefit,      benefit minus the base death           benefit minus the base death
RIDER           but it will not be less than zero.     benefit, but it will not be less       benefit, but it will not be less
BENEFIT         If the account value multiplied        than zero.  If the account value       than zero.  If the account value
                by the death benefit corridor          multiplied by the death benefit        multiplied by the death benefit
                factor is greater than the stated      corridor factor is greater than the    corridor factor is greater than the
                death benefit, the adjustable          stated death benefit plus the          stated death benefit plus the sum
                term insurance benefit will be         account value, the adjustable          of all premiums we receive
                decreased.  It will be decreased       term insurance rider benefit will      minus partial withdrawals you
                so that the sum of the base death      be decreased.  It will be              have taken, the adjustable term
                benefit and the adjustable term        decreased so that the sum of the       insurance rider benefit will be
                insurance rider benefit is not         base death benefit and the             decreased.  It will be decreased
                greater than the target death          adjustable term insurance rider        so that the sum of the base death
                benefit.  If the base death benefit    benefit is not greater than the        benefit and the adjustable term
                becomes greater than the target        target death benefit plus the          insurance rider benefit is not
                death benefit, then the adjustable     account value.  If the base death      greater than the target death
                term insurance rider benefit is        benefit becomes greater than the       benefit plus the sum of all
                zero.                                  target death benefit plus the          premiums we receive minus
                                                       account value, then the                partial withdrawals you have
                                                       adjustable term insurance rider        taken.  If the base death benefit
                                                       benefit is zero.                       becomes greater than the target
                                                                                              death benefit plus the sum of all
                                                                                              premiums we receive minus partial
                                                                                              withdrawals you have taken, then the
                                                                                              adjustable term insurance rider
                                                                                              benefit is zero.



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Corporate Benefits                     21

BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
      o    your choice of death benefit option;
      o    a change in your death benefit option;
      o increases to satisfy the federal income tax law definition of life insurance;
      o    partial withdrawals;
      o    increases or decreases in the stated death benefit; or
      o    a transaction which causes the base death benefit to change.

As long as your policy is in force, we will pay the death proceeds to your beneficiary when the insured person dies. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
      o    your base death benefit; plus
      o    any rider benefits; minus
      o    your outstanding policy loan with accrued loan interest; minus
      o outstanding policy charges due before the insured person's date of death.

There could be outstanding policy charges if the insured dies while your policy is in the grace period.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options: option 1, option 2 or option 3 (described below). You may choose death benefit option 3 only prior to the issue of your policy. Your choice may result in your having a base death benefit which is greater than your stated death benefit. You may change your death benefit option after the policy date and before the continuation of coverage feature begins. SEE CHANGES IN DEATH BENEFIT OPTIONS, PAGE 23 AND SEE CONTINUATION OF COVERAGE, PAGE 26.

Under death benefit option 1, your base death benefit is the greater of:

      1.   your stated death benefit on the date of the insured person's death;
           or

      2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.



Under death benefit option 2, your base death benefit is the greater of:

      1. your stated death benefit plus your account value on the date of the insured person's death; or

      2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Under option 1 positive investment performance is generally reflected in a reduced net amount at risk. This lowers your policy's total cost of insurance charges. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time. Under option 2, investment performance is reflected in your insurance coverage.

Under death benefit option 3, the base death benefit is the greater of:

      1. your stated death benefit plus the sum of all premiums we receive minus partial withdrawals you have taken under your policy; or

      2. your account value on the date of the insured person's death multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A.

Therefore, the base death benefit generally will increase as you pay premiums, and decrease as you take partial withdrawals. In no event will your base death benefit be less than your stated death benefit.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
      o    the insured person's age; and
      o    the insured person's gender.

We will adjust your policy to continue to qualify as life insurance under the federal income tax laws in existence at the time the policy was issued.

If the insured person is 100 years of age or older and the continuation of coverage feature is in effect, only death benefit option 1 is available.


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Corporate Benefits                     22

CHANGES IN DEATH BENEFIT OPTIONS

You may request a change in your death benefit option after the policy date and before the continuation of coverage feature. A death benefit option change applies to your entire stated or base death benefit. You may change from death benefit option 1 to option 2, or from option 2 to option 1. You may also change from death benefit option 3 to option 1. You may not change from death benefit option 1 to option 3, or option 2 to option 3, or option 3 to option 2. You may choose death benefit option 3 only prior to the issue of your policy.

Your death benefit option change is effective on your next monthly processing date after we accept and approve your requested change, so long as at least five days remain before your monthly processing date. If fewer than five days remain before your monthly processing date, your death benefit option change is effective on your next monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can note the change in your schedule. A death benefit option charge applies to your entire stated or base death benefit.

Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

For you to change from death benefit option 1 to option 2, you must provide to us proof that the insured person is insurable under our normal rules of underwriting for your policy class.

We may not allow a change to your death benefit option if it reduces the target death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit is changed as follows:



Change       Change      Stated Death Benefit
 From          To         Following Change:
 ----          --         ----------------
Option 1     Option 2    your stated death benefit before the change minus your
                         account value as of the effective date of the change.

Option 2     Option 1    your stated death benefit before the change plus your
                         account value as of the effective date of the change.

Option 3     Option 1    your stated death benefit before the change plus
                         (a) the sum of the premiums we receive, minus (b) partial withdrawals you have taken as of the effective date of the change.

We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. Additionally, there is no change to the amount of term insurance if you have an adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 42.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment. We do not adjust the target premium when you change your death benefit option.

Death benefit options 2 and 3 are not available during the continuation of coverage period. SEE CONTINUATION OF COVERAGE, PAGE 26.

CHANGES IN DEATH BENEFIT AMOUNTS

You may increase the target or stated death benefit while your policy is in force and before the policy anniversary when the insured person turns age 75. You may request a decrease in the stated death benefit only after your first policy anniversary.


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Corporate Benefits                     23

Contact our customer service center to request an increase or decrease in death benefit. The request is effective as of the next monthly processing date after we receive your request and approve it. On the monthly processing date, we deduct the monthly deductions from your account value. Any requested change in your coverage must be for at least $1,000.

After we approve your request, we will send you a new schedule page.

Keep the new schedule with your policy. We may ask you to send your policy to us so that we can note the change in your schedule.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 44.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

There may be tax consequences as a result of a decrease in your death benefit. SEE TAX STATUS OF THE POLICY, PAGE 44 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 45.

Requested reductions in the death benefit will first be applied to decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide subsequent decreases in stated death benefit among your benefit segments pro rata unless state law requires differently.

You must provide satisfactory evidence that the insured person is still insurable in order to increase your death benefit.

Unless you tell us differently, we assume any request you make for an increase in your target death benefit is also a request for an increase to the stated death benefit. Thus, the amount of your adjustable term insurance rider will not change. You may change the target death benefit once in a policy year.

The initial death benefit segment, or first segment, is the stated death benefit on the effective date of the policy. An increase in the stated death benefit (other than one caused by an option change) will cause a new segment to be created. The segment year begins on the segment effective date and ends one year later. The following may apply to each new segment:
      o    a new initial sales charge;
      o    a new deferred sales charge;
      o    new cost of insurance charges, guaranteed and current;
      o    a new incontestability period;
      o    a new suicide exclusion period; and
      o    a new target premium.

A requested increase in your stated death benefit creates a new segment. Once we create a new segment, it is permanent unless state law requires differently. If an option change causes the stated death benefit to increase, no new segment is created. Instead, the size of each existing segment(s) is(are) changed. If it causes the stated death benefit to decrease, each segment is decreased.

To determine the applicable sales charge and deferred sales charge, premiums you pay after an increase are applied to your policy segments in the same proportion as the target premiums for each segment bears to the sum of the target premium for all segments. For each coverage segment, your schedule shows your target premiums.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit.


ADJUSTABLE TERM INSURANCE RIDER

You may increase your death proceeds by adding an adjustable term insurance rider on the insured person's life. A rider changes benefits under your policy. As the name suggests, the adjustable term insurance rider adjusts over time.

You specify a target death benefit when you apply for this rider. The target death benefit can be level or can be scheduled to change at the beginning of any policy year. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.

The death benefit for the adjustable term insurance rider is the difference between your total death benefit and your base death benefit. The death

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Corporate Benefits                     24
benefit automatically adjusts daily as your base death benefit changes. Total death benefit depends on which death benefit option is in effect:

     OPTION 1:    If option 1 is in effect, the total death benefit is the
                  greater of:

                  a.  the target death benefit; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     OPTION 2:    If option 2 is in effect, the total death benefit is the
                  greater of:

                  a.  the target death benefit plus the account value; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

     OPTION 3:    If option 3 is in effect, the total death benefit is the
                  greater of:

                  a.  the target death benefit plus the sum of the premiums we receive minus partial withdrawals you have taken; or
                  b.  the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option 1, assume your base death benefit increases as a result of an increase in your account value. The adjustable term insurance rider adjusts to provide death proceeds equal to your total death benefit in each year:


   Base Death       Total Death           Adjustable Term
    Benefit           Benefit         Insurance Rider Amount
    -------           -------         ----------------------

    $201,500         $250,000                $48,500
     202,500          250,000                 47,500
     202,250          250,000                 47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance would be zero.

The adjustable term insurance can never be less than zero. Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit is reduced below your target death benefit, the adjustable term insurance rider amount reappears to maintain the total death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.

Alternately, it is possible that the amount of your stated death benefit may be zero, with all coverage under you adjustable term insurance. Using the same example, if the stated death benefit is zero, the adjustable term insurance would be $250,000.

We may deny any future, scheduled increases to your target death benefit if you cancel a scheduled change, or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option 1 to option 2 and base decreases may reduce the amount of your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 31, AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 23.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect that month. The cost of insurance rates will be determined by us from time to time. They will be based on the issue age, gender, and premium class of the person insured, as well as the length of time since your policy date. The monthly guaranteed maximum cost of insurance rates for this rider will be in the policy. SEE COST OF INSURANCE CHARGE, PAGE 42.

The only charge for this coverage is the cost of insurance charge. The total charge that you pay may be less if you have coverage under an adjustable term insurance rider instead of the base death benefit. If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium class even though satisfactory new evidence of insurability is given to us for the increased schedule.

Not all policy features apply to the adjustable term insurance rider. Under this rider, there is no surrender value and a policy loan is not available. The adjustable term insurance rider does not contribute to the policy account value nor to

--------------------------------------------------------------------------------
Corporate Benefits                     25
investment performance under your policy. The adjustable term insurance rider provides benefits only at the insured person's death.


SPECIAL FEATURES

DESIGNATED DEDUCTION OPTION

You may designate a deduction investment option from which we will take your monthly charges and your deferred sales charge. You may make this designation at policy application or later. You may not use the loan division as your designated deduction option.

If you do not choose a designated deduction option, or if the amount in your designated deduction option is not enough to cover the monthly deductions and deferred sales charge, these charges are taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value as of the monthly processing date.

If you change the designated deduction option, we consider this a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 43.

RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless state law requires differently. To do this, we transfer the amount you have in the variable division to the guaranteed interest division. We allocate all of your future net premiums to the guaranteed interest division. We do not allow any future payments or transfers to the variable division after you exercise this right. We will not charge you for this exchange. SEE THE GUARANTEED INTEREST DIVISION, PAGE 16.

POLICY MATURITY

If the insured person reaches age 100 and you do not want the continuation of coverage feature, you may surrender the policy for the net account value. Your policy then ends. Some part of this payment may be taxable. You should consult your tax adviser.

CONTINUATION OF COVERAGE

The continuation of coverage feature allows your insurance coverage to continue beyond when the insured person reaches age 100. If you allow the continuation of coverage feature to become effective, we:
      o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division;
      o charge a one-time $200 administrative fee to your policy to cover future expenses;
      o terminate the adjustable term insurance rider and the target death benefit becomes the stated death benefit;
      o convert death benefit option 2 or option 3 to death benefit option 1, if applicable; and
      o    terminate investment features.

The adjustable term insurance rider then terminates. If you have no adjustable term insurance rider coverage, your stated death benefit is unchanged. You may make no further premium payments.

Your insurance coverage continues until the insured person's death, unless the policy lapses or is surrendered. However, we deduct no further cost of insurance charges and your monthly deductions cease. SEE CONTINUATION OF COVERAGE ADMINISTRATIVE FEE, PAGE 43.

Your net account value may not be transferred into the variable division after the insured person reaches age 100.

During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy.

If you have outstanding policy loans, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this, you may repay loans and make loan interest payments during the continuation of coverage period. However, we will not accept additional premium payments.

If you wish to stop coverage after the continuation of coverage feature begins, you may surrender your policy and receive the net account value. All other consequences of surrender apply. SEE SURRENDER, PAGE 34.


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The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is automatic and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond when the insured person reaches age 100 are uncertain. You should consult a tax adviser as to those consequences.


POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division, and the loan division. Your account value reflects:
      o    net premiums;
      o    deductions for charges;
      o    partial withdrawals;
      o    investment performance of the variable investment options;
      o interest earned on the amount you have in the guaranteed interest division; and
      o    interest earned on the amount you have in the loan division.

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loans and accrued loan interest, if any. Your cash surrender value is the same as your net account value.

DETERMINING THE VALUE IN THE VARIABLE DIVISION

The amounts included in the variable division are measured by accumulation units and accumulation unit values. The value of a variable investment option is the accumulation unit value for that option times the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

You purchase accumulation units whenever you allocate premium or make transfers to a variable investment option. This includes transfers from the loan division.

The valuation date is each date for which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which a corresponding investment portfolio does not value its shares, or any other day as required by law. Our customer service center may not be open for business on: New Year's Day, Martin Luther King, Jr.'s birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Day and the day before or after Christmas.

We redeem accumulation units:
      o    when you take a partial withdrawal;
      o when amounts are transferred from a variable investment option (including transfers to the loan division);
      o    for the monthly deductions from your account value;
      o    for policy transaction charges;
      o    on surrender; and
      o    to pay the death benefit after the insured person dies.

We calculate the number of variable investment option accumulation units purchased or redeemed by:

      1.   dividing the dollar amount of your transaction by:

      2. the accumulation unit value calculated at the close of business on the valuation date of the transaction.

The accumulation unit value is the value determined as of each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:
      o    investment income;
      o    realized and unrealized capital gains and losses; and
      o    investment portfolio expenses.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 28.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. Each valuation date ends at 4:00 p.m. Eastern time. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.



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We take monthly deductions from your account value as of the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment option goes up or down depending on investment performance.

FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM CASH VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that, the accumulation unit value on any valuation date is:

      1. the accumulation unit value for the preceding valuation date multiplied by

      2. the accumulation experience factor for that variable investment option for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

      1. We take the share value of the underlying portfolio shares in the variable investment option as reported to us by the investment portfolio managers as of the close of business on that valuation date.

      2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes from this amount.

      3. We divide the remaining amount by the value of the shares in the underlying investment portfolio for the variable investment option at the close of business on the previous valuation date.

TRANSFERS OF ACCOUNT VALUE

You may make up to twelve free transfers among the variable investment options, or the guaranteed interest division, in each policy year. You may not make transfers until after your free look period ends if your state requires a refund of premium during the free look period.

We do not limit your number of transfers, but we may charge a $10 fee for each transfer that you make after the first twelve in each policy year. We do not include transfers for automatic rebalancing or dollar cost averaging toward your twelve free transfers. You may not make transfers during the continuation of coverage period.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 when you make a transfer request, we transfer the entire amount out of that variable investment option.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses by causing:
      o    increased trading and transaction costs;
      o    disruption of planned investment strategies;
      o    forced and unplanned portfolio turnover;
      o    lost opportunity costs; and
      o the investment portfolios to have large asset swings that decrease their ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as a market timing service. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios, or to policyowners as a whole.



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GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.

You may transfer from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary are deemed to occur on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective as of the valuation date we receive it. Transfer requests made at any other time will not be processed.

Transfers from the guaranteed interest division are limited to the largest of:
      o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
      o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
      o    $100.


DOLLAR COST AVERAGING

If your policy has at least $10,000 invested in either the Liquid Asset Portfolio, or the Limited Maturity Bond Portfolio, you can elect dollar cost averaging. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It also reduces the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option if the unit value is low, and you purchase fewer units if the unit value is high.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. Dollar cost averaging cannot begin until after the end of your free look period if your state requires refund of all premiums we receive during the free look period.

With dollar cost averaging, you designate either a dollar amount, or a percentage of your account value, for automatic transfer from either the investment option invested in either the Liquid Asset Portfolio or the Limited Maturity Bond Portfolio for automatic transfer. Each period, we automatically transfer the amount you select from your chosen source investment option to one or more other variable investment options. You may not make transfers to or from the guaranteed interest division or the loan division under dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer to all investment options you select. You must transfer at least $100 for each dollar cost averaging transfer.

Dollar cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly, on the monthly processing date.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may have both dollar cost averaging and automatic rebalancing at the same time. The investment option from which your dollar cost averaging transfers are taken cannot be included in your automatic rebalancing allocation program.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may make changes to the dollar cost averaging program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 36.

TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.



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Dollar cost averaging will terminate if:

      1.   you specify a termination date; or

      2. your balance remaining in the investment option from which your dollar cost averaging transfers are taken reaches a dollar amount you set; or

      3. on any dollar cost averaging date, the amount in the investment option from which you want to make a transfer is equal to or less than the amount to be transferred. We will transfer the remaining amount and dollar cost averaging ends.


AUTOMATIC REBALANCING

Automatic rebalancing provides you with a method for maintaining a consistent approach to investing account values over time, and simplifying the process of asset allocation by dividing amounts among the investment options you have chosen.

Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation percentages. After the transfers, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This happens if an investment option outperforms other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month either monthly, quarterly, semi-annually, or annually. If you do not specify, automatic rebalancing will occur on the last valuation date of a calendar quarter.

If you choose automatic rebalancing on your policy application, the first transfer occurs on the date you select (after your free look period if your state requires return of all premiums we receive during the free look period). If you elect this feature after your policy date, we process the first transaction on the date you have requested. If you requested no date, processing is on the last valuation date of the calendar quarter we receive your notice at our customer service center.

You may have both automatic rebalancing and dollar cost averaging at the same time. The investment option from which your dollar cost averaging transfers are taken cannot be included in your automatic rebalancing allocation program. You may not include the loan division in your automatic rebalancing allocations.

CHANGING AUTOMATIC REBALANCING

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 28.

TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.


POLICY LOANS

You may borrow against your policy at any time after the first monthly processing date by using your policy as security for a loan, or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:

      1.   the total amount you borrow from your policy; plus

      2.   any policy loan interest that is capitalized when due; minus

      3.   policy loan repayments you make.



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Unless state law requires differently, a new policy loan must be at least $100.
The maximum amount you can borrow on any valuation date, unless required differently by state law, is your net account value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan for less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 36.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have.

When you take a policy loan, we transfer an amount equal to your policy loan from the specified investment option proportionately or from the variable and the guaranteed interest divisions to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 3%.

The loan division is part of our general account, separate from the guaranteed interest division.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.25%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan.

If you request an additional loan, we add the amount you request to your existing outstanding policy loan. This way, there is only one loan outstanding on your policy at any time.

Policy loans may cause your policy to lapse if your net account value is not enough to pay all deductions each month. SEE LAPSE, PAGE 33.

Policy loans may have tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 46.

LOAN REPAYMENT

You may repay all or part of your policy loan at any time. We assume that any payments you make, other than scheduled premiums, are policy loan repayments. You must tell us otherwise if you want additional payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your repayment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

LOANS AND YOUR BENEFITS

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death benefit payable, the surrender value payable.

The policy lapses when the account value minus policy loans and accrued loan interest is not enough to cover your monthly deductions. If your policy lapses with a loan outstanding, you may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 46.

If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue. If you do not make loan payments your policy could lapse.


PARTIAL WITHDRAWALS

You may request a partial withdrawal on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net account value. If your request is by telephone,

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the partial withdrawal must be for an amount less than $25,000 and may not cause a decrease in your death benefit; otherwise, your request must be in writing.
SEE TELEPHONE PRIVILEGES, PAGE 36.

You may take only one partial withdrawal per policy year.

The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net account value. If you request a withdrawal of more than this maximum, we require you to surrender your policy. When you take a partial withdrawal, we deduct your withdrawal amount plus any service fee from your account value. SEE CHARGES AND DEDUCTIONS, PAGE 40.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 46.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1

If you selected death benefit option 1, and if no more than fifteen years have passed since your policy date and the insured person is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing the stated death benefit. Otherwise amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance.

If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated death benefit or target death benefit. However, we reduce the total death benefit by at least the partial withdrawal amount because your account value is reduced.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 3

If you have selected death benefit option 3 and your partial withdrawal is less than the total of premiums we receive less the total of your prior partial withdrawals, then your stated death benefit will not be reduced. However, your total death benefit will be reduced by at least the amount of your partial withdrawal.

If your partial withdrawal is more than the amount of premiums we receive less the total of your prior partial withdrawals, then the excess is treated in the same manner as partial withdrawals under death benefit option 1. SEE PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1, PAGE 32.

STATED DEATH BENEFIT AND TARGET DEATH BENEFIT REDUCTIONS

Generally, we reduce the stated death benefit by the amount of the partial withdrawal. A partial withdrawal may reduce your target death benefit.

Partial withdrawals do not reduce the stated death benefit if your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws and if you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 44.

We require a minimum target death benefit to issue your policy. You are not allowed to take a partial withdrawal if it reduces your target death benefit below this minimum. SEE GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS, PAGE 44.

PARTIAL WITHDRAWAL MECHANICS

Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable division in the same proportion that each has to your net account value immediately before your withdrawal. The amount withdrawn from the guaranteed interest division may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.


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We will send a new schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit. Or, to make this change, we may ask that you return the policy to our customer service center.

Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 46.


LAPSE

Your insurance coverage continues as long as your net account value is enough to pay all deductions each month.

In any policy year, if you have an outstanding policy loan, your policy will lapse if the loan plus the accrued interest owed is more than the account value.

After the insured person reaches age 100 if the continuation of coverage feature is active, the policy could lapse if there is an outstanding policy loan even though there are no further monthly deductions.

GRACE PERIOD

Your policy enters the 61-day lapse grace period if, on a monthly processing date your net account value is zero (or less).

We notify you that the policy is in a grace period at least 30 days before the grace period ends. We provide this notice to you, or a person to whom you have assigned your policy, at the last address in our records. We notify you of the required premium payment necessary to prevent your policy from lapsing. This amount is generally the amount of past due charges, plus the amount that covers your estimated monthly policy deductions for the next two months. If the insured person dies during the grace period, we pay death proceeds to your beneficiary(ies) with reductions for any policy loan balance, accrued loan interest, and monthly deductions owed.


If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we take the overdue deductions from your account balance.

If you do not pay the full amount required within the 61-day grace period, your policy (and rider) lapse without value. We then withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us and inform you that the policy has ended.


REINSTATEMENT

If you do not pay enough premium before the end of the grace period, your policy lapses. You may reinstate your policy and rider within five years after the grace period ends.

Unless state law requires differently, we will reinstate your policy and rider if:

      1.   you have not surrendered your policy for its surrender value;

      2. you provide satisfactory evidence to us that the insured person is still insurable according to our normal rules of underwriting; and

      3. we receive enough premium from you to keep your policy and rider in force from the beginning to the end of the grace period and for two months after the reinstatement date.

Reinstatement is effective as of the monthly processing date following our approval of your reinstatement application. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges in effect at the time of reinstatement for the age of the insured person are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to the premium allocation instructions in effect at the start of the grace period, unless you tell us otherwise.



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SURRENDER

You may surrender your policy for its surrender value any time while the insured person is living. You do this by sending a written request and your policy or a lost policy form to our customer service center.

We compute your surrender value as of the valuation date we receive your surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 9.

We do not pro-rate or add back charges and expenses to your account value which we deducted on the monthly anniversary before the date your surrender is processed.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 46, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 46.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

You have the right to examine your policy. The right to examine your policy (or free look period) starts on the date you receive your policy. If for any reason you do not want it, you may return your policy to us or your registered representative within the period shown in the policy. If you return your policy to us within your state's specified time limit, we will consider it canceled as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined by state law.

Generally, there are two types of free look refunds. Some states require a return of all premiums received while others require payment of the account value plus a refund of all charges deducted. Your policy will specify what free look refund applies in your state. The type of free look refund allowed in your state will affect when the initial net premium and additional net premiums we receive before the end of the free look period are invested into the variable investment options. SEE ALLOCATION OF NET PREMIUMS, PAGE 19.

YOUR POLICY

Some groups under this policy may choose to use a master policy with policy certificates, rather than a series of individual policies.

The entire contract between you and us is the combination of:
      o    the policy (or certificate);
      o a copy of your original application and any applications for benefit increases or decreases;
      o    the adjustable term insurance rider;
      o    endorsements;
      o    schedule pages; and
      o    reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new schedules. If you send us your policy, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

GUARANTEED ISSUE

We only offer this policy on a guaranteed issue basis. We issue these policies up to a preset face amount with evidence of insurability requirements.

AGE

We issue your policy at the insured person's age stated in your policy schedule. This is based on the insured person's age as of the nearest birthday to the policy date. We determine the insured person's age at any given time by adding the number of completed policy years to the age calculated at issue and shown in the schedule. At issue of your policy, the insured person must be no less than age 15 and no more than age 85.


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OWNERSHIP

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive the benefits during the insured person's lifetime before the maturity date. This includes the right to change the owner, beneficiaries, or method to pay proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy, and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives the insured person receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives the insured person, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived the insured person, we pay the death proceeds to you, or to your estate as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary during the insured person's lifetime. We pay the death proceeds to the most recent beneficiary(ies) whom you have most recently named and whom we have on record. We do not make multiple payments.

COLLATERAL ASSIGNMENT

You may assign your policy as security by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

After your policy has been in force while the insured person is alive for two years from your policy date, we will not question the validity of the statements in your application. After your policy has been in force while the insured person is alive for two years from the effective date of any new segment or from the effective date of an increase in any other benefit, we will not contest the statements in your application for the new segment or other benefit increase.

After this policy has been in force while the insured person is alive for two years from the effective date of any reinstatement, we will not contest the statements in your application for reinstatement.

MISSTATEMENTS OF AGE OR GENDER

If the insured person's age or gender has been misstated, we adjust the death benefit. We adjust death benefits to the amount which would have been purchased for the insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the insured person's death, or as otherwise required by state law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE

If the insured person commits suicide, while that insured person is sane or insane within two years of your policy date, unless otherwise required by state law, we limit death benefits to:

      1.   the total of all premium payments we receive to the time of death;
           minus

      2. the amount of outstanding policy loan amounts and accrued loan interest; minus

      3.   any partial withdrawals you have taken.

If the insured person has been changed, and the new insured person dies by suicide within two years of the change date, we then limit the death benefit to:

      1.   your net account value as of the change date; plus


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Corporate Benefits                     35

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      2.   the premiums we receive since the change date; minus

      3. the sum of any increases in policy loan amounts, accrued loan interest, and partial withdrawals taken since the change date.

We make a limited payment to the beneficiary(ies) for a new segment or other increase if the insured person commits suicide, while sane or insane within two years of the effective date of a new segment, or within two years of an increase in any other benefit, unless otherwise required by state law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
      o    death proceeds;
      o    cash surrender value;
      o    partial withdrawals; and
      o    loan proceeds.

We may delay processing these transactions if:
      o    the NYSE is closed for trading;
      o    trading on the NYSE is restricted by the SEC;
      o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets; or
      o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine death proceeds as of the insured person's date of death. The death proceeds are not affected by subsequent changes in the value of the variable investment options. We pay interest at our stated rate (or at a higher rate if required by law) from the insured person's date of death to the date of payment.

We may delay payment from our guaranteed interest division for up to six months, unless state law requires otherwise, of:
      o    surrender proceeds;
      o    withdrawal amounts; or
      o    loan amounts.

We pay interest at our declared rate (or at a higher rate if required by law) from the date we receive the request if we delay payment more than 30 days.

NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes or at the time of surrender.

If the insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the insured person's death. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

Telephone privileges are automatically provided to you and your agent or registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:
      o    make transfers;
      o    change premium allocations;
      o change features in your dollar cost averaging and automatic rebalancing programs;
      o    request partial withdrawals; or
      o    request a policy loan.

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Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

      1.   requiring some form of personal identification;

      2.   providing written confirmation of any transactions; and

      3.   tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc., a wholly owned subsidiary of Security Life. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

      1. VESTAX Securities Corporation, an indirect affiliate of Security Life of Denver Insurance Company;

      2. Locust Street Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company;

      3. Multi-Financial Securities, Corp., an indirect affiliate of Security Life of Denver Insurance Company; and

      4. IFG Network Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company.

All broker-dealers who sell this policy have entered into selling agreements with us.

Under these selling agreements, we pay a distribution allowance to broker-dealers, who then pay commissions to the agent/registered representative who sells this policy. During the first policy year, the commission is 16% of the premium that we receive up to target premium. In each of policy years two through four, the commission is 7% of the premium we receive up to target premium. In each of policy years five through ten, the commission is 2% of the premium we receive up to target premium.

Broker-dealers receive annual renewal payments of 0.20% of the average net account value for the first ten years of your policy and 0.10% of average net account value each year thereafter.

Compensation arrangements vary among broker-dealers and depend on particular circumstances. In addition to the above-described compensation, we may pay wholesaler fees, marketing allowances and provide training programs.

We pay distribution and other allowances from our resources which includes sales charges deducted from premiums.

ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:
      o articles on variable life insurance and other information published in business or financial publications;
      o    indices or rankings of investment securities; and
      o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. Past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.







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Corporate Benefits                     37

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We may feature certain investment options and their managers, as well as describe asset levels and sales volumes for our products. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.

SETTLEMENT PROVISIONS

You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so during the insured person's lifetime. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of the insured person's death.

You may take your surrender value in other than one payment.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. A periodic payment must be at least $20. Currently, these alternate payment options are available if the proceeds are $2,000 or more.


Option I:      PAYOUTS FOR A DESIGNATED PERIOD

Option II:     LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD

Option III:    HOLD AT INTEREST

Option IV:     PAYOUTS OF A DESIGNATED AMOUNT

Option V:      OTHER:  OPTIONS WE OFFER AT THE TIME WE PAY THE BENEFIT.

The beneficiary(ies) or other person (successor to the beneficiary(ies)) who has the right to receive payments may name someone else to receive amounts that we would otherwise pay to the beneficiary's(ies') estate if he/she/they die(s). The person who has the right to receive payment may name another person, at any time. Designating another person to receive payment may have income, gift or estate tax consequences. Consult a professional tax adviser before making this designation.

We must approve an arrangement that involves someone who is to receive payment who is not a human being (for example, a corporation). We must approve a situation involving a person who is to receive payment while acting on behalf of another, called a fiduciary. We base the details of all arrangements on our rules at the time the arrangements are effective. This includes rules on the:
      o    minimum amount we pay under an option;
      o    minimum amounts for installment payments;
      o    withdrawal rights;
      o right to receive payments over time, which we may offer as a lump sum payment;
      o naming of people who have the right to receive payment and their successors; and
      o    proof of age and survival.


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable investment option's assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus, or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio's shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by- portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

      1. changes in the fundamental investment policy of a particular investment portfolio; or

      2.   approval of an investment advisory agreement.

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Corporate Benefits                     38

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We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies, and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations, or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to divisions in which you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Security Life, and other insurance companies participating in the investment portfolios, have this same duty. There may be a material conflict if:
      o    state insurance law or federal income tax law changes;
      o    investment management of an investment portfolio changes; or
      o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or between certain classes of owners, and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require us, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

      1.   Change the investment objective.

      2. Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.

      3.   Eliminate variable investment options.

      4.   Combine two or more variable investment options.

      5. Substitute a new investment portfolio for an existing portfolio. A substitution may become necessary if, in our judgment:
           o    a portfolio no longer suits the purposes of your policy;
           o    there is a change in laws or regulations;
           o there is a change in a portfolio's investment objectives or restrictions;
           o    the portfolio is no longer available for investment; or
           o    another reason we deem a substitution is appropriate.

      6. Transfer assets related to your policy class to another separate account.


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Corporate Benefits                     39

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      7.   Withdraw the separate account from registration under the 1940 Act.

      8. Operate the separate account as a management investment company under the 1940 Act.

      9. Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.

      10.  Stop selling these policies.

      11. End any employer or plan trustee agreement with us under the agreement's terms.

      12.  Limit or eliminate any voting rights for the separate account.

      13. Make any changes required by the 1940 Act, or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option, or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
      o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
      o    your account value;
      o    your policy loan if any, plus accrued interest;
      o    your surrender value;
      o    information about the variable investment options; and
      o your account transactions during the previous year showing net premiums, transfers, deductions, loan amounts or withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio, to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES AND DEDUCTIONS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefits associated with the particular policy. For example, the sales charges may not cover all of the sales and distribution expenses actually incurred by us. Proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used in part to cover such expenses.


DEDUCTIONS FROM PREMIUMS

We consider any payment we receive to be a premium if the insured person is not yet age 100 and you do not have an outstanding policy loan. After we deduct certain expenses from your premium payment, we add the remaining net premium to your account value.

TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0% to 5%. In the first policy or segment year, we deduct 2.5% of each premium payment you make up to target premium to cover these taxes. In subsequent years, we deduct 2.5% of all premium payments you make. This charge approximates the average tax rate we expect to pay.

In the first policy or segment year, we deduct 1.5% of each premium payment you make up to target premium. In subsequent years, we deduct 1.5% of all premiums you pay to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by a portion of the amount of life insurance premiums we receive.

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by state law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax

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treatment of deferred acquisition costs based on any change in that cost to us.

INITIAL SALES CHARGE

We deduct a percentage from each of your premium payments to compensate us for the costs we incur in selling the policies. In the first policy or segment year this charge is 2% of the premiums you pay up to target premium. Each year thereafter, we deduct 0.5% of all premium payments we receive.

The initial sales charge helps to cover the costs of distribution, preparing our sales literature, promotional expenses, and other direct and indirect expenses. The amount charged is not specifically related to sales expenses in a particular year.

Premiums are subject to both initial and deferred sales charges, which in the aggregate can equal as much as 4% of premiums paid in the first policy or segment year up to the target premium, and 1% of premiums paid in the first policy or segment year in excess of target.

DEFERRED SALES CHARGE

In addition to the initial sales charge, we impose a deterred sales charge. We deduct an annual deferred sales charge that is a percentage of your premium payments in each of the first ten policy or segment years. The charge is deducted from your account value on each of the seven policy or segment anniversaries following the year of the premium payment. Each policy segment has its own deferred sales charge. We allocate your premium payments among policy segments to determine the deferred sales charges under your policy if you have more than one segment. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 23.

In light of this schedule, you should consider the timing of premium payments. The deferred sales charge is lower for premiums paid in years five and later.

  Policy or  |  Deferred Sales Charge  |
   Segment   |     (% of Premium)*     |
  Year When  ---------------------------     Deducted at
   Premium   |   up to      in Excess  |    Beginning of
   Payment   |   Target     of Target  |     Policy or
   are Made  |   Premium     Premium   |    Segment Years
-------------| ----------------------- |   -------------
             |                         |
      1      |    2%          1%       |    2 - 8
      2      |   1.75%       N/A       |    3 - 9
      3      |   1.75%       N/A       |    4 - 10
      4      |   1.75%       N/A       |    5 - 11
      5      |   0.5%        N/A       |    6 - 12
      6      |   0.5%        N/A       |    7 - 13
      7      |   0.5%        N/A       |    8 - 14
      8      |   0.5%        N/A       |    9 - 15
      9      |   0.5%        N/A       |   10 - 16
      10     |   0.5%        N/A       |   11 - 17

* THESE ARE THE PERCENTAGES USED TO DETERMINE THE ANNUAL DEDUCTION. ONCE DETERMINED, THE ANNUAL DEDUCTION IS MADE ONCE EACH YEAR FOR SEVEN YEARS.

The deferred sales charge compensates us for a portion of the costs we incur in selling the policies.

                          DEFERRED SALES CHARGE EXAMPLE
                    (BASED ON TWO YEARS OF PREMIUM PAYMENTS)

Assume a policy has:
      o    a target premium of $8,000;
      o    premium payments of $10,000 in each of the first two years; and
      o    no change in death benefit.

The $10,000 premium payment for the first year incurs a deferred sales charge of $180 each year for years two through eight:
      2% of premium up to target plus 1% of premium payments over target [.02 x $8,000 + (.01 x $2,000) = $180].

The $10,000 premium payment for the second year incurs a deferred sales charge of $140 each year for years three through nine:
      1.75% of all premium [.0175 x $8,000 = $140].

The deferred sales charge deduction is made on the monthly processing date at the policy (or segment) anniversary.



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                              Deferred        Total
  Policy or      Deferred    Sales Charge    Deferred
   Segment     Sales Charge    on Second   Sales Charge
   Year of     on First Year     Year       Deducted at
   Premium      Premium        Premium       Policy
   Payments     Of $10,000    Of $10,000    Anniversary
   --------     ----------    ----------    -----------
      1
      2            $180                       $180
      3            $180         $140          $320
      4            $180         $140          $320
      5            $180         $140          $320
      6            $180         $140          $320
      7            $180         $140          $320
      8            $180         $140          $320
      9                         $140          $140
      10


MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a charge each month for the mortality and expense risks we assume. This charge is 0.01667% per month (0.20% annually) of the amount you have in the variable investment options on the monthly processing date. This charge is deducted as a separate charge which appears on your confirmation.

The mortality risk we assume is that insured people, as a group, may live less time than we estimated. We assume risk that expenses we incur in issuing and administering the policies and in operating the variable investment options are greater than the amount we estimated when we set these charges.

MONTHLY ADMINISTRATIVE CHARGE

For this policy, we charge an administrative charge of $12 per month for the first policy year and $6 per month for each policy year beyond that. The monthly administrative charge is designed to compensate us for ongoing costs such as:
      o    premium billing and collections;
      o    claim processing;
      o    policy transactions;
      o    record keeping;
      o    reporting and communications with policy owners; and
      o    other expenses and overhead.

COST OF INSURANCE CHARGE

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that are more than your account value at the insured person's death.

The cost of insurance rates may depend on the:
      o    issue ages of the insured people in the group;
      o    risk class of the insured people in the group;
      o    size of the group; and
      o    total premium the group pays.

The cost of insurance charge is equal to our current monthly cost of insurance rate times the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine the amount of your account value after we deduct your policy charges due on that date, other than cost of insurance charges for the base death benefit and adjustable term insurance rider.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that the amount of your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the increasing age of the insured person. We allocate the net amount at risk to any segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We apply unisex rates where appropriate under the law. This currently includes the State of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to each segment of the base death benefit and your adjustable term insurance rider.



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These rates are never more than the guaranteed maximum rates shown in your policy; however, they may change from time to time. The guaranteed maximum rates for base coverage are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and any new segment will be printed in the schedule which we will provide to you. This may result in higher cost of insurance charges than those that would apply if the policy were on an individual instead of group basis.

CHANGES IN MONTHLY CHARGES

Changes we make in the cost of insurance charges or charges for additional benefits are for a class of insured persons. We base the new charge on changes in expectations about:
      o    investment earnings;
      o    mortality;
      o    the time policies remain in effect;
      o    expenses; and
      o    taxes.
New monthly cost of insurance charges will never be more than the guaranteed maximum rates shown in your policy.


POLICY TRANSACTION FEES

We also charge fees for certain transactions you may make under your policy. We take these fees from the variable and the guaranteed interest divisions in the same proportion that your account value in each division has to your net account value immediately after the transaction.

PARTIAL WITHDRAWALS

We deduct a service fee of $25 of the amount you request from your account value for each partial withdrawal you take to cover our costs. SEE PARTIAL WITHDRAWALS, PAGE 31.

TRANSFERS

There may be a $10 fee for each additional transfer over twelve per policy year to cover our costs. If you include multiple transfers in one request, it counts as one transfer. There is no transfer fee if you are exercising the right to exchange feature in your policy. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 28, AND RIGHT TO EXCHANGE POLICY, PAGE 26.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each additional policy illustration you request.

PREMIUM ALLOCATION CHANGE

You may make twelve free premium allocation changes per policy year. After the twelve free premium allocation changes, we may charge you $25 for each additional premium allocation change per policy year. If you change your designated withdrawal investment option, we consider this a premium allocation charge for which there may be a charge. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 42.

CONTINUATION OF COVERAGE ADMINISTRATIVE FEE

When the insured person reaches age 100, if your policy has not been surrendered, the continuation of coverage period begins. We will charge a one-time administrative fee of $200. This charge compensates us for maintaining and servicing your policy until the death of the insured person. We then no longer charge you a monthly administrative charge.

      DIVISIONS FROM WHICH WE DEDUCT CHARGES, LOANS AND PARTIAL WITHDRAWALS


                         MONTHLY CHARGES: COST OF
                            INSURANCE CHARGES,
                          ADMINISTRATIVE FEES AND
                            ANNUAL DEDUCTION OF                          POLICY                                LOANS AND
                           DEFERRED SALES CHARGE                    TRANSACTION FEES                      PARTIAL WITHDRAWALS
--------------     -------------------------------------  -------------------------------------  ---------------------------------
   CHOICE          May choose one designated              Proportionally among variable          May choose any investment
                   deduction investment option,           and guaranteed interest divisions      option or combination of
                   including guaranteed interest                                                 investment options, subject to
                   division                                                                      requirements
--------------     -------------------------------------  -------------------------------------  ----------------------------------
  DEFAULT          Proportionally among variable          Proportionally among variable          Proportionally among variable
                   and guaranteed interest divisions      and guaranteed interest divisions      and guaranteed interest divisions

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Corporate Benefits                     43

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

Groups of individuals, corporations or other institutions may purchase this policy. For some group or sponsored arrangements we may reduce or waive the:
      o    administrative charge;
      o    minimum target death benefit;
      o    target premium;
      o    initial sales charge;
      o    deferred sales charge;
      o    cost of insurance charges; or
      o    other charges normally assessed.

These arrangements include sales to employees and certain family members of employees of Security Life of Denver, its affiliates and appointed sales agents and special exchange programs we may offer.

We can reduce or waive these items due to expected economies based on the characteristics of the group or sponsored arrangement or with a corporate purchaser. Group arrangements include those in which there is a trustee, an employer or an association. The group may either purchase policies covering a group of individuals or endorse a policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors which we take into account when we reduce charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

We will not be unfairly discriminatory in the variation in the administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.

TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in Internal Revenue Code Section 7702. However, there is very little guidance, as to how these requirements are to be applied. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.

Specifically this policy must meet the requirements of the "cash value accumulation test" as specified in Code Section 7702.

Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to account value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the insured person's

--------------------------------------------------------------------------------
Corporate Benefits                     44
age and sex at any point in time, multiplied by the account value. SEE APPENDIX A, PAGE 200, FOR A TABLE OF THE CASH VALUE ACCUMULATION TEST FACTORS.

We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE 45.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy cash value until there is a distribution. When distributions from a policy occur, or when a loan is taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive

--------------------------------------------------------------------------------
Corporate Benefits                     45
during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.


MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

      1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

      2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

      3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy other than a policy loan, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences associated with a low cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy, or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035

--------------------------------------------------------------------------------
Corporate Benefits                     46
exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments, or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance. We also may:
      o    make changes to your policy or its riders; or
      o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies. We will give you advance notice of this change.

The tax law limits the mortality charge used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges used in the calculation if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.


OTHER

Policy owners may use our policies in various arrangements, including:
      o    qualified plans;
      o    non-qualified deferred compensation or salary continuance plans;
      o    split dollar insurance plans;
      o    executive bonus plans;
      o    retiree medical benefit plans; and
      o    other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income

--------------------------------------------------------------------------------
Corporate Benefits                     47
taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL, AND OTHER TAX CONSIDERATIONS.


ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS

The following tables are intended to show how the policy works including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policies illustrated use the following assumptions:

                                      Definition
                             Death     of Life      Stated               Target
                  Smoker*   Benefit   Insurance      Death               Death
Gender   Age      Status     Option      Test       Benefit   Premium   Benefit
------   ---      ------     ------      ----       -------   -------   -------
 Male     35    Non-smoker     1         CVAT      $251,206   $10,000   $251,206
 Male     35    Non-smoker     1         CVAT      $125,603   $10,000   $251,206
 Male     45    Non-smoker     1         CVAT      $180,526   $10,000   $180,526
 Male     45    Non-smoker     1         CVAT       $90,263   $10,000   $180,526
 Male     55    Non-smoker     1         CVAT      $131,692   $10,000   $131,692
 Male     55    Non-smoker     1         CVAT       $65,846   $10,000   $131,692

* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.

The tables show how death benefits, account values, and cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable divisions had constant hypothetical gross annual investment returns of 0%, 6%, or 12% over the periods indicated in each table. Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used female, unisex or smoker rates.

These illustrations assume there is no policy loan.


--------------------------------------------------------------------------------
Corporate Benefits                     48

We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.

The net investment return on your policy is lower than the gross investment return on the variable division as a result of the mortality and expense risk expense charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and cash surrender values.

The tables reflect annual investment management fees of 0.78% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1998. We assume other portfolio expenses at the rate of 0.13% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1998, after any absorption by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.91%.

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such absorption, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (0.78%, 0.82% and 1.60%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 1999.

The effect of these portfolio charges and expenses and mortality and expense risk charge results in a net rate of return of:
      o    (0.91)% on a 0% gross rate of return;
      o    5.09% on a 6% gross rate of return; and
      o    11.09% on a 12% gross rate of return.

The tables assume that charges have been deducted including deductions from premiums, cost of insurance rider charges, monthly deductions and annual deferred sales charge, mortality and expense risk charge, administrative and sales charges. The tables show charges at our current rates. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 42. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits, account values, and surrender values.

If we are asked to do so, we will give you a comparable personal illustration based on:
      o    each insured person's age and gender;
      o    standard premium class assumptions;
      o    initial stated death benefit;
      o    the chosen death benefit option;
      o    scheduled premiums consistent with your policy form; and
      o    special features elected on your policy.

For individual policies, at issue we deliver an individualized illustration showing the scheduled premium you chose and the insured person's actual risk class. This Corporate Benefits policy is issued only to groups. For this policy, we deliver an illustration similar to the individualized illustration. However, this illustration shows a single life scheduled premium and risk class that is representative of the particular group covered by this policy. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.

--------------------------------------------------------------------------------
Corporate Benefits                     49

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $251,206                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8646       8646    251206         9731      9731     251206       9188      9188    251206
   2        10000         21525          17206      17206    251206        20531     20531     251206      18836     18836    251206
   3        10000         33101          25481      25481    251206        32300     32300     251206      28756     28756    251206
   4        10000         45256          33472      33472    251206        45145     45145     251206      38962     38962    251206
   5        10000         58019          41177      41177    251206        59186     59186     251206      49466     49466    251206
   6        10000         71420          48722      48722    251206        74695     74695     256876      60416     60416    251206
   7        10000         85491          56105      56105    251206        91706     91706     305380      71832     71832    251206
   8          -           89766          53853      53853    251206        99834     99834     322063      73694     73694    251206
   9          -           94254          51754      51754    251206       108962    108962     340505      75807     75807    251206
   10         -           98967          49781      49781    251206       119159    119159     360813      78160     78160    251206
   15         -          126309          40779      40779    251206       189104    189104     491480      93044     93044    251206
   20         -          161206          29770      29770    251206       299375    299375     672396     110947    110947    251206
   25         -          205744          13798      13798    251206       468796    468796     919778     131192    131192    257399
   30         -          262588            -          -         -         725522    725522    1256604     153523    153523    265901

 AGE 65       -          275717            -          -         -         790314    790314    1337212     158143    158143    267577


The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     50

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $251,206                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9040       9040    251206        10149      10149    251206       9594      9594    251206
   2        10000         21525          18002      18002    251206        21424      21424    251206      19680     19680    251206
   3        10000         33101          26691      26691    251206        33731      33731    251206      30074     30074    251206
   4        10000         45256          35110      35110    251206        47182      47182    251206      40791     40791    251206
   5        10000         58019          43261      43261    251206        61903      61903    251206      51848     51848    251206
   6        10000         71420          51271      51271    251206        78170      78170    268826      63392     63392    251206
   7        10000         85491          59138      59138    251206        96120      96120    320079      75447     75447    251238
   8          -           89766          57413      57413    251206       105357     105357    339883      78013     78013    251669
   9          -           94254          55890      55890    251206       115795     115795    361860      80903     80903    252822
   10         -           98967          54540      54540    251206       127530     127530    386162      84106     84106    254672
   15         -          126309          49471      49471    251206       209968     209968    545708     104455    104455    271479
   20         -          161206          44363      44363    251206       346271     346271    777724     130277    130277    292602
   25         -          205744          37995      37995    251206       568847     568847   1116078     161866    161866    317581
   30         -          262588          28827      28827    251206       928214     928214   1607666     199796    199796    346047

 AGE 65       -          275717          26466      26466    251206      1022742    1022742   1730480     208195    208195    352266

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     51

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $125,603                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $125,603                ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8876       8876    251206         9993      9993     251206       9434      9434    251206
   2        10000         21525          17413      17413    251206        20803     20803     251206      19074     19074    251206
   3        10000         33101          25747      25747    251206        32674     32674     251206      29073     29073    251206
   4        10000         45256          33877      33877    251206        45748     45748     251206      39459     39459    251206
   5        10000         58019          41818      41818    251206        60167     60167     251206      50262     50262    251206
   6        10000         71420          49634      49634    251206        76153     76153     261891      61574     61574    251206
   7        10000         85491          57321      57321    251206        93709     93709     312051      73422     73422    251206
   8          -           89766          55381      55381    251206       102464    102464     330547      75764     75764    251206
   9          -           94254          53528      53528    251206       112225    112225     350702      78331     78331    251206
   10         -           98967          51693      51693    251206       123021    123021     372507      81069     81069    251206
   15         -          126309          42152      42152    251206       195743    195743     508736      97174     97174    252556
   20         -          161206          29851      29851    251206       309902    309902     696039     116285    116285    261176
   25         -          205744          11874      11874    251206       485297    485297     952152     137692    137692    270152
   30         -          262588            -          -      251206       751075    751075    1300861     161149    161149    279110

 AGE 65       -          275717            -          -      251206       818152    818152    1384313     166002    166002    280875

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     52

PROSPECT:  INSURED PERSON'S NAME
MALE 35 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $125,603                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $125,603                ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9340       9340    251206        10486      10486    251206       9913      9913    251206
   2        10000         21525          18353      18353    251206        21857      21857    251206      20070     20070    251206
   3        10000         33101          27178      27178    251206        34367      34367    251206      30631     30631    251206
   4        10000         45256          35817      35817    251206        48140      48140    251206      41615     41615    251206
   5        10000         58019          44273      44273    251206        63314      63314    251206      53043     53043    251206
   6        10000         71420          52608      52608    251206        80106      80106    275485      65002     65002    251206
   7        10000         85491          60821      60821    251206        98665      98665    328553      77515     77515    258125
   8          -           89766          59464      59464    251206       108603     108603    350355      80588     80588    259977
   9          -           94254          58255      58255    251206       119762     119762    374255      83957     83957    262364
   10         -           98967          57130      57130    251206       132197     132197    400293      87567     87567    265154
   15         -          126309          52249      52249    251206       218184     218184    567061     109183    109183    283768
   20         -          161206          47033      47033    251206       359839     359839    808198     136192    136192    305888
   25         -          205744          40578      40578    251206       591155     591155   1159845     169234    169234    332037
   30         -          262588          31359      31359    251206       964632     964632   1670743     208909    208909    361830

 AGE 65       -          275717          28994      28994    251206      1062873    1062873   1798380     217694    217694    368338

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     53

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $180,526                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8378       8378    180526         9447      9447    180526        8912      8912    180526
   2        10000         21525          16663      16663    180526        19926     19926    180526       18262     18262    180526
   3        10000         33101          24661      24661    180526        31343     31343    180526       27869     27869    180526
   4        10000         45256          32377      32377    180526        43812     43812    180526       37753     37753    180526
   5        10000         58019          39812      39812    180526        57457     57457    180526       47929     47929    180526
   6        10000         71420          47095      47095    180526        72564     72564    183006       58553     58553    180526
   7        10000         85491          54222      54222    180526        89102     89102    218211       69649     69649    180526
   8          -           89766          51674      51674    180526        96676     96676    229896       71155     71155    180526
   9          -           94254          49237      49237    180526       105154    105154    243011       72874     72874    180526
   10         -           98967          46868      46868    180526       114583    114583    257352       74784     74784    180526
   15         -          126309          34840      34840    180526       178231    178231    349689       86705     86705    180526
   20         -          161206          18061      18061    180526       275554    275554    477260      100180    100180    180526
   25         -          205744            -          -         -         419906    419906    650854      114168    114168    180526
   30         -          262588            -          -         -         629963    629963    885728      128550    128550    180741

 AGE 65       -          169267          13634      13634    180526       300116    300116    507796      102937    102937    180526

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     54

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $180,526                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9009       9009    180526        10116     10116     180526       9562      9562    180526
   2        10000         21525          17925      17925    180526        21339     21339     180526      19599     19599    180526
   3        10000         33101          26557      26557    180526        33578     33578     180526      29930     29930    180526
   4        10000         45256          34908      34908    180526        46946     46946     180526      40572     40572    180526
   5        10000         58019          42983      42983    180526        61573     61573     180526      51544     51544    180526
   6        10000         71420          50910      50910    180526        77729     77729     196032      62996     62996    180526
   7        10000         85491          58689      58689    180526        95528     95528     233949      74951     74951    183555
   8          -           89766          56860      56860    180526       104579    104579     248690      77403     77403    184065
   9          -           94254          55221      55221    180526       114792    114792     265285      80168     80168    185267
   10         -           98967          53740      53740    180526       126257    126257     283574      83230     83230    186935
   15         -          126309          47695      47695    180526       206255    206255     404673     102560    102560    201223
   20         -          161206          40527      40527    180526       336259    336259     582400     126446    126446    219004
   25         -          205744          30022      30022    180526       543840    543840     842952     154662    154662    239726
   30         -          262588          12712      12712    180526       870627    870627    1224101     187277    187277    263312

 AGE 65       -          169267          38766      38766    180526       370455    370455     626810     131734    131734    222894

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     55

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $90,263                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $90,263                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8573       8573    180526         9671      9671    180526        9122      9122    180526
   2        10000         21525          16794      16794    180526        20113     20113    180526       18420     18420    180526
   3        10000         33101          24807      24807    180526        31575     31575    180526       28056     28056    180526
   4        10000         45256          32616      32616    180526        44217     44217    180526       38067     38067    180526
   5        10000         58019          40245      40245    180526        58198     58198    180526       48500     48500    180526
   6        10000         71420          47764      47764    180526        73756     73756    186012       59453     59453    180526
   7        10000         85491          55170      55170    180526        90808     90808    222388       70965     70965    180526
   8          -           89766          52900      52900    180526        98971     98971    235354       72934     72934    180526
   9          -           94254          50662      50662    180526       108040    108040    249680       75090     75090    180526
   10         -           98967          48372      48372    180526       118018    118018    265068       77371     77371    180526
   15         -          126309          35278      35278    180526       184073    184073    361151       90460     90460    180526
   20         -          161206          16248      16248    180526       284601    284601    492930      105333    105333    182437
   25         -          205744            -          -         -         433707    433707    672246      121314    121314    188037
   30         -          262588            -          -         -         650683    650683    914860      137595    137595    193459

 AGE 65       -          169267          11210      11210    180526       309972    309972    524472      108459    108459    183513

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     56

PROSPECT:  INSURED PERSON'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $90,263                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $90,263                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9308       9308    180526        10452     10452     180526       9880      9880    180526
   2        10000         21525          18274      18274    180526        21770     21770     180526      19987     19987    180526
   3        10000         33101          27040      27040    180526        34211     34211     180526      30485     30485    180526
   4        10000         45256          35612      35612    180526        47901     47901     180526      41393     41393    180526
   5        10000         58019          43991      43991    180526        62980     62980     180526      52736     52736    180526
   6        10000         71420          52244      52244    180526        79659     79659     200900      64602     64602    180526
   7        10000         85491          60371      60371    180526        98064     98064     240158      77014     77014    188608
   8          -           89766          58912      58912    180526       107811    107811     256375      79970     79970    190168
   9          -           94254          57590      57590    180526       118738    118738     274404      83207     83207    192290
   10         -           98967          56337      56337    180526       130895    130895     293991      86670     86670    194661
   15         -          126309          50505      50505    180526       214361    214361     420577     107223    107223    210371
   20         -          161206          43276      43276    180526       349493    349493     605321     132213    132213    228992
   25         -          205744          32774      32774    180526       565262    565262     876156     161734    161734    250687
   30         -          262588          15578      15578    180526       904939    904939    1272344     195859    195859    275377

 AGE 65       -          169267          41510      41510    180526       385038    385038     651484     137746    137746    233065

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     57

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $131,692                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           7875       7875    131692         8914      8914    131692       8394      8394    131692
   2        10000         21525          15652      15652    131692        18803     18803    131692      17195     17195    131692
   3        10000         33101          23146      23146    131692        29584     29584    131692      26235     26235    131692
   4        10000         45256          30365      30365    131692        41383     41383    131692      35540     35540    131692
   5        10000         58019          37316      37316    131692        54346     54346    131692      45140     45140    131692
   6        10000         71420          44129      44129    131692        68784     68784    131692      55201     55201    131692
   7        10000         85491          50809      50809    131692        84569     84569    157637      65771     65771    131692
   8          -           89766          47734      47734    131692        91274     91274    165936      66693     66693    131692
   9          -           94254          44674      44674    131692        98751     98751    175184      67767     67767    131692
   10         -           98967          41576      41576    131692       107029    107029    185375      68968     68968    131692
   15         -          126309          23590      23590    131692       161929    161929    250990      76207     76207    131692
   20         -          161206            -          -         -         242661    242661    341181      82212     82212    131692
   25         -          205744            -          -         -         356652    356652    463291      82847     82847    131692
   30         -          262588            -          -         -         516089    516089    628596      68762     68762    131692

 AGE 65       -          103915          38406      38406    131692       116169    116169    196558      70297     70297    131692

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     58

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $131,692                           DEATH BENEFIT OPTION 1
                                                        ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8854       8854    131692         9953      9953    131692        9403      9403    131692
   2        10000         21525          17619      17619    131692        20998     20998    131692       19275     19275    131692
   3        10000         33101          26100      26100    131692        33047     33047    131692       29437     29437    131692
   4        10000         45256          34299      34299    131692        46211     46211    131692       39902     39902    131692
   5        10000         58019          42218      42218    131692        60625     60625    131692       50692     50692    131692
   6        10000         71420          49986      49986    131692        76546     76546    146356       61960     61960    131692
   7        10000         85491          57608      57608    131692        94038     94038    175288       73729     73729    137430
   8          -           89766          55591      55591    131692       102716    102716    186738       75968     75968    138110
   9          -           94254          53725      53725    131692       112476    112476    199532       78489     78489    139240
   10         -           98967          51977      51977    131692       123393    123393    213717       81276     81276    140770
   15         -          126309          43763      43763    131692       198571    198571    307785       98646     98646    152902
   20         -          161206          32004      32004    131692       317597    317597    446542      119305    119305    167743
   25         -          205744          12724      12724    131692       503646    503646    654237      143066    143066    185842
   30         -          262588            -          -         -         791826    791826    964444      170105    170105    207188

 AGE 65       -          103915          50334      50334    131692       135578    135578    229398       84337     84337    142697

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     59

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $65,846                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $65,846                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           8000       8000    131692         9065      9065    131692        8532      8532    131692
   2        10000         21525          15637      15637    131692        18824     18824    131692       17197     17197    131692
   3        10000         33101          23061      23061    131692        29541     29541    131692       26168     26168    131692
   4        10000         45256          30278      30278    131692        41399     41399    131692       35494     35494    131692
   5        10000         58019          37332      37332    131692        54601     54601    131692       45255     45255    131692
   6        10000         71420          44302      44302    131692        69429     69429    132749       55571     55571    131692
   7        10000         85491          51196      51196    131692        85669     85669    159687       66508     66508    131692
   8          -           89766          48311      48311    131692        92897     92897    168888       67844     67844    131692
   9          -           94254          45337      45337    131692       100890    100890    178979       69303     69303    131692
   10         -           98967          42170      42170    131692       109634    109634    189886       70820     70820    131692
   15         -          126309          21915      21915    131692       166349    166349    257842       78870     78870    131692
   20         -          161206            -          -         -         249297    249297    350511       85621     85621    131692
   25         -          205744            -          -         -         366418    366418    475976       87160     87160    131692
   30         -          262588            -          -         -         530231    530231    645822       72050     72050    131692

 AGE 65       -          103915          38764      38764    131692       119184    119184    201659       72392     72392    131692

The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investment returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     60

PROSPECT:  INSURED PERSON'S NAME
MALE 55 NON-SMOKER                                                 PRESENTED BY:

                                  SECURITY LIFE
                   CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $65,846                            DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $65,846                 ANNUAL PREMIUM:  $10,000
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                          -----------0.00%--------         ---------12.00%---------       -----------6.00%----------
                         PREMIUM                    CASH                             CASH                            CASH
                       ACCUMULATED      ACCOUNT     SURR      DEATH      ACCOUNT     SURR      DEATH      ACCOUNT    SURR     DEATH
  YEAR     PREMIUMS       AT 5%          VALUE      VALUE    BENEFIT      VALUE      VALUE    BENEFIT      VALUE     VALUE   BENEFIT

   1        10000         10500           9153       9153    131692        10288     10288    131692        9720      9720    131692
   2        10000         21525          17966      17966    131692        21428     21428    131692       19663     19663    131692
   3        10000         33101          26583      26583    131692        33679     33679    131692       29991     29991    131692
   4        10000         45256          35002      35002    131692        47166     47166    131692       40723     40723    131692
   5        10000         58019          43227      43227    131692        62037     62037    131692       51886     51886    131692
   6        10000         71420          51325      51325    131692        78477     78477    150048       63575     63575    131692
   7        10000         85491          59301      59301    131692        96569     96569    180005       75793     75793    141277
   8          -           89766          57660      57660    131692       105937    105937    192593       78527     78527    142762
   9          -           94254          56122      56122    131692       116400    116400    206494       81512     81512    144601
   10         -           98967          54614      54614    131692       127996    127996    221689       84689     84689    146682
   15         -          126309          46710      46710    131692       206501    206501    320077      103208    103208    159973
   20         -          161206          35076      35076    131692       330299    330299    464401      124841    124841    175526
   25         -          205744          16123      16123    131692       523808    523808    680426      149722    149722    194489
   30         -          262588            -          -         -         823542    823542   1003074      178038    178038    216851

 AGE 65       -          103915          53127      53127    131692       140831    140831    238285       88065     88065    149006

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results and policy charges may be more or less than those shown and will depend on a number of factors, including the investment allocations made to the variable investment options of the separate account and the guaranteed interest division and the investment experience of the investment options. No representation can be made that these hypothetical gross investments returns can be achieved for any one year or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

--------------------------------------------------------------------------------
Corporate Benefits                     61

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address       Position and Offices with Security Life of Denver
--------------------       -------------------------------------------------

Stephen M. Christopher     Chairman, President and Chief Executive Officer

Thomas F. Conroy           Director, President, ING Reinsurance International

Michael W. Cunningham*     Director, Executive Vice President

Mark A. Tullis*            Director

P. Randall Lowery*         Director

Jess A. Skriletz           Chief Executive Officer and General Manager, ING
                           Reinsurance and ING Institutional Markets

Gregory G. McGreevey       President, ING Institutional Markets

Jerome J. Cwiok*           Executive Vice President and Chief Operating Officer

James L. Livingston, Jr.   Executive Vice President and Chief Actuary

Jeffrey R. Messner         Executive Vice President and Chief Marketing Officer

John R. Barmeyer*          Senior Vice President, Chief Legal Officer

Wayne D. Bidelman          Senior Vice President, CCRC

Eugene L. Copeland         Senior Vice President and General Counsel, ING
                           Reinsurance

Arnold A. Dicke            Senior Vice President, Chief Actuary, ING Reinsurance

Charles LeDoyen**          Senior Vice President, Structured Settlements

Terry L. Morrison          Senior Vice President, New Business Operations

Jeffery W. Seel*           Senior Vice President, Chief Investment Officer

Mark A. Smith              Senior Vice President, Insurance Services

Lawrence D. Taylor         Senior Vice President, Product Management

William D. Tyler*          Senior Vice President, Chief Information Officer

Gary W. Waggoner           Vice President, General Counsel and Corporate
                           Secretary


--------------------------------------------------------------------------------
Corporate Benefits                     62

REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.

EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, and the financial statements of the Security Life Separate Account L1 at December 31, 1998, and for each of the three years in the period ended December 31, 1998, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Other financial statements included in the prospectus are unaudited.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.






--------------------------------------------------------------------------------
Corporate Benefits                     63

INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:

Account value..................................................................9
Accumulation unit.............................................................27
Accumulation unit value.......................................................27
Adjustable term insurance rider...............................................20
Age...........................................................................34
Base death benefit............................................................22
Beneficiary(ies)..............................................................10
Customer service center........................................................2
Death proceeds................................................................22
Free look period..............................................................34
General account...............................................................12
Guaranteed interest division..................................................16
Initial premium...............................................................17
Insured person................................................................17
Investment date...............................................................17
Investment options............................................................12
Loan division..................................................................9
Monthly processing date.......................................................24
Net account value..............................................................9
Net amount at risk.............................................................9
Net premium...................................................................19
Owner.........................................................................35
Partial withdrawal............................................................31
Policy........................................................................17
Policy date...................................................................17
Policy loan...................................................................30
Portfolios....................................................................12
Rider.........................................................................24
Scheduled premium.............................................................18
Segment.......................................................................24
Separate account..............................................................11
Smoker........................................................................48
Stated death benefit..........................................................17
Target death benefit..........................................................24
Target premium................................................................19
Total death benefit...........................................................25
Transaction date..............................................................27
Valuation date.................................................................9
Valuation period..............................................................28
Variable division.............................................................12


--------------------------------------------------------------------------------
Corporate Benefits                     64

                              FINANCIAL STATEMENTS




The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998, are prepared in accordance with generally accepted accounting principles and start on page 67.

The financial statements included for the Security Life Separate Account L1 at December 31, 1998 and for each of the three years in the period ended December 31, 1998, are prepared in accordance with generally accepted accounting principles and represent those divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.

--------------------------------------------------------------------------------
Corporate Benefits                     65

                      [THIS PAGE INTENTIONALLY LEFT BLANK]












--------------------------------------------------------------------------------
Corporate Benefits                     66

Consolidated Financial Statements

Security Life of Denver
Insurance Company
and Subsidiaries


Years ended December 31, 1998, 1997 and 1996 with Report of Independent Auditors





--------------------------------------------------------------------------------
Corporate Benefits                     67

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                  Years ended December 31, 1998, 1997 and 1996





                                    CONTENTS

Report of Independent Auditors ...............................................69

Audited Consolidated Financial Statements

Consolidated Balance Sheets ..............................................70, 71
Consolidated Statements of Income ............................................72
Consolidated Statements of Comprehensive Income...............................73
Consolidated Statements of Stockholder's Equity ..............................74
Consolidated Statements of Cash Flows ........................................75
Notes to Consolidated Financial Statements ...................................77



--------------------------------------------------------------------------------
Corporate Benefits                     68

                         Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly-owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Denver, Colorado

April 5, 1999



--------------------------------------------------------------------------------
Corporate Benefits                     69

           Security Life of Denver Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                             (Dollars in Thousands)

                                                                  SEPTEMBER 30                  DECEMBER 31
                                                                      1999                1998               1997
                                                               -----------------------------------------------------------
                                                                   (Unaudited)
ASSETS
Investments (Notes 2 and 3):
   Fixed maturities, at fair value (amortized cost of
     $3,615,488, $3,383,582 and $3,007,012
     respectively)                                                   $3,515,341         $ 3,503,530         $3,152,355
   Equity securities, at fair value (cost of $5,074,
     $6,761 and $6,754, respectively)                                     5,915               8,400              8,019
   Mortgage loans on real estate                                        917,129             784,108            576,620
   Investment real estate, at cost, less accumulated
     depreciation of $556,$706 and $667,
     respectively                                                         1,033               1,740              1,767
   Policy loans                                                         925,721             925,623            875,405
   Other long-term investments                                           18,201              17,671             14,307
   Short-term investments                                                27,958                 747             55,466
                                                               -----------------------------------------------------------
Total investments                                                     5,411,298           5,241,819          4,683,939

Cash                                                                     40,719              31,644             22,299
Accrued investment income                                                77,687              52,440             49,726
Reinsurance recoverable:
   Paid benefits                                                         22,925              11,364             11,170
   Unpaid benefits                                                       32,897              24,312             14,988
Prepaid reinsurance premiums (Note 8)                                 3,571,315           3,329,901          2,744,863
Deferred policy acquisition costs (DPAC)                                826,369             778,126            682,905
Property and equipment, at cost, less accumulated
   depreciation of $26,147, $25,981 and $22,925,
   respectively                                                          34,508              36,141             37,943
Federal income tax recoverable (Note 9)                                  32,060                   -              5,722
Deferred tax assets                                                       6,860                   -                  -
Indebtedness from related parties                                         5,113               4,339              2,443
Other assets                                                            189,015             113,019             87,298
Separate account assets (Note 6)                                        512,189             423,474            263,035


                                                               -----------------------------------------------------------
Total assets                                                        $10,762,955         $10,046,579         $8,606,331
                                                               ===========================================================


--------------------------------------------------------------------------------
Corporate Benefits                     70

                                                                  SEPTEMBER 30                  DECEMBER 31
                                                                      1999                1998               1997
                                                               -----------------------------------------------------------
                                                                   (Unaudited)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
     Life and annuity reserves                                      $ 5,097,013         $ 4,857,141         $4,328,577
     Guaranteed investment contracts                                  3,613,312           3,210,012          2,634,654
     Policyholders' funds                                                90,025              81,064             82,291
     Advance premiums                                                       196                 272                365
     Accrued dividends and dividends on deposit                          27,280              21,268             21,129
     Policy and contract claims                                         147,686             130,100            103,525
                                                               -----------------------------------------------------------
   Total future policy benefits                                       8,975,512           8,299,857          7,170,541

   Accounts payable and accrued expenses                                107,276             108,165             99,335
   Indebtedness to related parties                                       21,344              13,755              7,704
   Long-term debt to related parties (Note 10)                          100,000             100,000             75,000
   Accrued interest on long-term debt to related
     parties (Note 10)                                                    9,653               5,387              5,128
   Other liabilities                                                    213,521             109,593             61,424
   Federal income taxes payable (Note 9)                                      -                 106                  -
   Deferred federal income taxes (Note 9)                                     -              60,062             53,829
   Separate account liabilities (Note 6)                                512,189             423,474            263,035
                                                               -----------------------------------------------------------
Total liabilities                                                     9,939,495           9,120,399          7,735,996

Commitments and contingencies
   (Notes 8 and 13)

Stockholder's equity (Note 11):
   Common stock, $20,000 par value:
     Authorized - 149 shares
     Issued and outstanding - 144 shares                                  2,880               2,880              2,880
   Additional paid-in capital                                           315,722             315,722            315,722
   Retained earnings                                                    597,385             563,553            500,795
   Accumulated other comprehensive income                               (92,527)             44,025             50,938
                                                               -----------------------------------------------------------
Total stockholder's equity                                              823,460             926,180            870,335
                                                               -----------------------------------------------------------
Total liabilities and stockholder's equity                          $10,762,955         $10,046,579         $8,606,331
                                                               ===========================================================


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     71

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Statements of Income

                             (Dollars in Thousands)


                                                         NINE MONTHS
                                                           ENDED
                                                         SEPTEMBER 30               YEAR ENDED DECEMBER 31
                                                            1999             1998             1997           1996
                                                       ------------------------------------------------------------------
                                                        (Unaudited)
Revenues:
   Traditional life insurance premiums                    $  79,526      $   120,675       $   122,429      $118,200
   Universal life and investment product charges            186,444          229,226           217,108       202,081
   Reinsurance premiums assumed                             389,463          431,267           446,434       339,335
                                                       ------------------------------------------------------------------
                                                            655,433          781,168           785,971       659,616
   Reinsurance premiums ceded                              (113,971)        (143,211)         (124,815)     (117,880)
                                                       ------------------------------------------------------------------
                                                            541,462          637,957           661,156       541,736

   Net investment income                                    296,973          361,996           340,898       312,121
   Net realized gains (losses) on investments               (26,374)          10,818            28,645         4,770
   Other revenues                                             2,640           11,771             6,743           526
                                                       ------------------------------------------------------------------
                                                            814,701        1,022,542         1,037,442       859,153
Benefits and expenses:
   Benefits:
     Traditional life insurance:
       Death benefits                                       244,240          239,921           299,305       235,828
       Other benefits                                        83,932           77,209            79,849        71,939
     Universal life and investment contracts:
       Interest credited to account balances                193,542          236,136           217,614       186,908
       Death benefits incurred in excess of account
         balances                                            80,398           63,103            73,260        54,004
     Increase in future policy benefits                      53,654          102,875            72,685       121,946
     Reinsurance recoveries                                (106,888)         (84,506)          (98,376)      (80,276)
     Product conversions                                      2,247           10,578             7,014        16,379
                                                       ------------------------------------------------------------------
                                                            551,125          645,316           651,351       606,728
   Expenses:
     Commissions                                             60,213           49,569            46,516        25,846
     Insurance operating expenses                            63,672          125,194            89,075        69,580
     Amortization of deferred policy acquisition costs       87,349          105,639           116,495        94,685
                                                       ------------------------------------------------------------------
                                                            762,359          925,718           903,437       796,839
                                                       ------------------------------------------------------------------

Income before federal income taxes                           52,342           96,824           134,005        62,314
Federal income taxes (Note 9)                                18,510           34,066            47,019        21,876
                                                       ------------------------------------------------------------------
Net income                                                $  33,832     $     62,758      $     86,986     $  40,438
                                                       ==================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     72

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Comprehensive Income

                             (Dollars in Thousands)


                                                        NINE MONTHS
                                                           ENDED
                                                         SEPTEMBER 30               YEAR ENDED DECEMBER 31
                                                            1999             1998            1997            1996
                                                       ------------------------------------------------------------------
                                                        (Unaudited)

Net income                                                $  33,832         $62,758          $86,986         $40,438
                                                        -----------------------------------------------------------------

Other comprehensive income (loss):
   Unrealized gains (losses) on securities:
     Net change in unrealized holding gains (losses),
       net of tax                                          (151,530)        (11,251)          28,367         (25,294)
     Reclassification adjustment for realized gains
       included in net income, net of tax                     7,216          (5,010)          (4,601)         (2,422)
     Effect on DPAC of unrealized gains and
       losses on fixed maturities, net of tax                 8,133           7,236          (37,522)         13,461
     Reclassification effect on DPAC of realized
       gains and losses included in net income, net
       of tax                                                  (371)          3,075            5,976               -
   Net change in pension liability, net of tax                    -            (963)               -               -
                                                        -----------------------------------------------------------------

Total other comprehensive income (loss)                    (136,552)         (6,913)          (7,780)        (14,255)
                                                        -----------------------------------------------------------------

Comprehensive income (loss)                               $(102,720)        $55,845          $79,206         $26,183
                                                        =================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     73

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)


                                                        NINE MONTHS
                                                            ENDED
                                                         SEPTEMBER 30               YEAR ENDED DECEMBER 31
                                                             1999            1998             1997            1996
                                                       ------------------------------------------------------------------
                                                       (Unaudited)

Common stock:
   Balance at beginning and end of period                      $  2,880   $    2,880       $    2,880      $    2,880
                                                        =================================================================

Additional paid-in capital:
   Balance at beginning of period                              $315,722     $315,722         $302,722        $297,422
   Capital contributions                                              -            -           13,000           5,300
                                                        -----------------------------------------------------------------
   Balance at end of period                                    $315,722     $315,722         $315,722        $302,722
                                                        =================================================================

Accumulated other comprehensive income (loss):
 Net unrealized gains (losses) on investments:
     Balance at beginning of period                           $  44,988    $  50,938        $  58,718       $  72,973
     Unrealized gains (losses) on securities:
       Change in unrealized gains (losses),
         net of tax                                            (144,314)     (16,261)          23,766         (27,716)
       Effect on DPAC of unrealized gains and
         losses on fixed maturities, net of tax                   7,762       10,311          (31,546)         13,461
                                                        -----------------------------------------------------------------
     Balance at end of period                                   (91,564)      44,988           50,938          58,718

   Accumulated net pension liability:
     Balance at beginning of period                                (963)           -                -               -
     Net change in pension liability, net of tax                      -         (963)               -               -
                                                        -----------------------------------------------------------------
     Balance at end of period                                      (963)        (963)               -               -
                                                        -----------------------------------------------------------------

Total accumulated other comprehensive income
(loss)                                                         $(92,527)    $ 44,025         $ 50,938        $ 58,718
                                                        =================================================================

Retained earnings:
   Balance at beginning of period                              $563,553     $500,795         $413,809        $373,371
   Net income                                                    33,832       62,758           86,986          40,438
                                                        -----------------------------------------------------------------
   Balance at end of period                                    $597,385     $563,553         $500,795        $413,809
                                                        =================================================================

Total stockholder's equity                                     $823,460     $926,180         $870,335        $778,129
                                                        =================================================================


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     74

           Security Life of Denver Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows

                             (Dollars in Thousands)


                                                         NINE MONTHS
                                                           ENDED
                                                         SEPTEMBER 30               YEAR ENDED DECEMBER 31
                                                            1999             1998            1997            1996
                                                       ------------------------------------------------------------------
                                                         (Unaudited)
OPERATING ACTIVITIES
Net income                                                $    33,832     $    62,758      $    86,986     $    40,438
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Increase in future policy benefits                       556,093         874,765          995,632         585,581
     Net decrease (increase) in federal income taxes          (98,982)         12,061          (12,317)         78,668
     Increase (decrease) in accounts payable and
       accrued expenses                                        89,983          55,361           21,033          (1,361)
     Increase in accrued interest on long-term debt             4,266             259            1,428           3,676
     Increase in accrued investment income                    (25,247)         (2,714)          (4,300)         (7,294)
     (Increase) decrease in reinsurance recoverable           (20,146)         (9,518)           3,733          (5,214)
     Increase in prepaid reinsurance premiums                (241,414)       (585,038)        (793,851)       (336,053)
     Net realized investment losses (gains)                    26,513         (10,818)         (28,645)         (4,770)
     Depreciation and amortization expense                      1,713           3,174            3,630           3,857
     Policy acquisition costs deferred                       (124,167)       (184,993)        (174,374)       (152,299)
     Amortization of deferred policy acquisition
       costs                                                   87,349         105,639          116,495          94,685
     Increase in accrual for postretirement benefits             (506)            675              557             484
     Other, net                                                17,372          (7,053)          43,538         (15,539)
                                                        -----------------------------------------------------------------
Net cash provided by operating activities                     310,653         314,558          259,545         284,859

INVESTING ACTIVITIES
Securities available-for-sale:
   Sales:
     Fixed maturities                                       2,005,376       5,015,989        2,279,598         334,482
     Equity securities                                          1,747           2,251              648           4,198
   Maturities--fixed maturities                               154,269         274,463          410,632         727,937
   Purchases:
     Fixed maturities                                      (2,428,189)     (5,670,994)      (2,919,145)     (1,522,369)
     Equity securities                                              -          (2,089)          (2,561)           (428)
Sale, maturity or repayment of investments:
   Mortgage loans on real estate                               29,618          51,235           38,756          18,102
   Investment real estate                                       1,109               -                -           1,354
   Other long-term investments                                  4,312          10,678            2,002               -

--------------------------------------------------------------------------------
Corporate Benefits                     75

           Security Life of Denver Insurance Company and Subsidiaries

                             (Dollars in Thousands)


                                                        NINE MONTHS
                                                            ENDED
                                                         SEPTEMBER 30               YEAR ENDED DECEMBER 31
                                                            1999             1998            1997            1996
                                                       ------------------------------------------------------------------
                                                       (Unaudited)
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
   Mortgage loans on real estate                          $ (163,968)     $  (259,945)    $  (163,528)     $  (186,228)
   Investment real estate                                         (1)             (13)            (35)               -
   Policy loans, net                                             (98)         (50,218)        (80,094)         (41,071)
   Other long-term investments                                (4,855)         (14,042)         (5,248)             809
   Short-term investments, net                               (27,215)          55,115         (48,447)           3,942
Additions to property and equipment                              (59)          (1,418)         (2,687)          (4,482)
Disposals of property and equipment                                -               68             145            2,389
                                                        -----------------------------------------------------------------
Net cash used by investing activities                       (427,954)        (588,920)       (489,964)        (661,365)

FINANCING ACTIVITIES
Increase in indebtedness to related parties                    6,814           29,156           5,217           42,206
Cash contributions from parent                                     -                -          13,000            5,300
Receipts from interest sensitive products
   credited to policyholder account balances                 317,897          505,728         555,223          434,726
Return of policyholder account balances on
   interest sensitive policies                              (198,335)        (251,177)       (334,543)        (123,949)
                                                        -----------------------------------------------------------------
Net cash provided by financing activities                    126,376          283,707         238,897          358,283
                                                        -----------------------------------------------------------------

Net increase (decrease) in cash                                9,075            9,345           8,478          (18,223)
Cash at beginning of period                                   31,644           22,299          13,821           32,044
                                                        -----------------------------------------------------------------
Cash at end of period                                    $    40,719     $     31,644    $     22,299     $     13,821
                                                        =================================================================


See accompanying notes.

------------------------------------------------------------------------------
Corporate Benefits                    76

           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

           (Information subsequent to December 31, 1998 is unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly-owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York (First ING); First Secured Mortgage Deposit Corporation; and ING America Equities, Inc.

NATURE OF OPERATIONS

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly-owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on two markets, the advanced market and reinsurance to other insurers. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest sensitive life, universal life and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
Corporate Benefits                     77

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

During June 1996, the Financial Accounting Standards Board (FASB) issued Statement No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. Also in 1996, the FASB issued Statement No. 127, which delayed certain provisions of FAS 125 dealing with transactions such as securities lending, repurchase and dollar repurchase agreements until 1998. The portion of FAS 125 that became effective in 1997 requires the entity to recognize financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The application of the new rules did not have a material impact on the financial statements of the Company.

Effective January 1, 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the valuation for long-lived assets that are identified for disposal. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

During 1998, the Company adopted FASB Statement No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits. This Statement is effective for years beginning after December 15, 1997, with the restatement of disclosures for prior periods provided for comparative purposes, unless prior period information is not readily available.

During 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income, which requires an entity to divide comprehensive income into net income and other comprehensive income in the period recognized. This Statement is effective for fiscal years beginning after December 15, 1997, with the restatement of prior period disclosures for comparative purposes. As a result of implementing this Statement, the Company has classified items of other comprehensive income by their nature in the statements of comprehensive income and the accumulated balance of other comprehensive income in the equity section of the balance sheet. This Statement affects the presentation of the financial statements, with no effect on the valuation of total stockholder's equity.

------------------------------------------------------------------------------
Corporate Benefits                     78

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENDING ACCOUNTING STANDARDS

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Financial Instruments and Hedging Activities, which establishes a new model for accounting and reporting for derivatives and hedging activities. Statement 133 requires all derivatives to be recognized on the balance sheet and measured at fair value. Based on the type of hedging relationship (fair value, cash flow, or foreign currency), Statement 133 requires the recognition of offsetting changes in value or cash flows of both the derivative and the hedged item in earnings in the same period. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in Statement 133 are included in earnings in the period of change. In June 1999, the FASB issued Statement No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, which delayed the effective date of Statement 133 until June 15, 2000. Upon the initial application of Statement 133 all derivatives are required to be recognized in the balance sheet as either assets or liabilities and measured at fair value. The Company plans to adopt this Statement during 2000, and the effect of implementation on the Company's financial statements has not yet been determined.

INVESTMENTS

Investments are presented on the following bases:

     The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

     The Company does not hold any securities classified as held-to-maturity or trading securities.

     Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, and deferred policy acquisition cost adjustments, reported net of tax as a component of other comprehensive income in stockholder's equity.


------------------------------------------------------------------------------
Corporate Benefits                     79

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

     Mortgage loans are carried at the unpaid balances less an allowance for credit losses. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances.
     Derivatives are accounted for on the same basis as the asset hedged.

     Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

DEFERRED POLICY ACQUISITION COSTS

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance, including reinsurance assumed, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business, have been deferred. Traditional life insurance acquisition costs are being amortized using assumptions consistent with those used in computing policy benefit reserves. The period of amortization is normally over the premium-paying period. In the case of policies with no first year premium, the period of amortization includes the first year, in addition to the premium-paying period. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected

------------------------------------------------------------------------------
Corporate Benefits                     80

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to accumulated other comprehensive income in stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on Company and industry experience. These assumptions include provisions for adverse deviation and are modified as necessary to reflect anticipated trends. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 3% to 7.5%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with revenue. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

Benefit reserves for universal life-type policies (including fixed premium interest sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 3.80% to 7.81% during 1998, 4.60% to 7.81% during 1997, and 4.60% to 7.45% during 1996.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess heaped expense loads over ultimate renewal expense loads on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

------------------------------------------------------------------------------
Corporate Benefits                     81

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Impairment losses are recorded when indicators of impairment are present and the estimated undiscounted cash flows are less than the assets' carrying value. Depreciation for major classes of assets is calculated on a straight-line basis.

PARTICIPATING INSURANCE

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $5,816,000 and $6,074,000 at December 31, 1998 and 1997, respectively. Participating business approximates
 .2% of the Company's ordinary life insurance in force and 1.4% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is allocated based on the yield of the participating investment portfolio. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,233,000, $3,377,000, and $3,307,000 were incurred in 1998, 1997, and 1996, respectively.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.


------------------------------------------------------------------------------
Corporate Benefits                     82

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $10,121,000, $10,110,000, and $1,016,000 for 1998, 1997, and 1996, respectively.

GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.

RECLASSIFICATIONS

Certain amounts in the 1997 and 1996 financial statements have been reclassified to conform to the 1998 presentation.

UNAUDITED INTERIM FINANCIAL STATEMENTS

The accompanying consolidated balance sheet at September 30, 1999 and the consolidated statements of income, stockholder's equity, comprehensive income, and cash flows for the nine-month period ended September 30, 1999 are unaudited and have been prepared on the same basis as the audited financial statements included herein. In the opinion of management, such unaudited financial statements include all adjustments necessary to present fairly the information set forth therein, which consists solely of normal recurring adjustments. The results of operations for such interim periods are not necessarily indicative of results for the full respective year.


------------------------------------------------------------------------------
Corporate Benefits                     83

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1998 and 1997:

                                                                        DECEMBER 31, 1998
                                              -----------------------------------------------------------------------
                                                   COST OR           GROSS             GROSS
                                                  AMORTIZED        UNREALIZED       UNREALIZED           FAIR
                                                    COST             GAINS            LOSSES             VALUE
                                              -----------------------------------------------------------------------
                                                                        (Dollars in Thousands)

Available-for-sale:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                   $   166,611         $   3,829       $     589        $   169,851
   States, municipalities and political
     subdivisions                                    23,368               959           1,803             22,524
   Public utilities securities                      172,968             4,885             904            176,949
   Debt securities issued by foreign
     governments                                        952                 -               -                952
   Corporate securities                           1,251,462            46,292          23,512          1,274,242
   Mortgage-backed securities                     1,132,058            75,159           6,922          1,200,295
   Other asset-backed securities                    635,539            19,968           3,578            651,929
   Redeemable preferred stocks                          312                42               -                354
   Derivatives hedging fixed maturities
     (Note 3)                                           312             6,434             312              6,434
                                              -----------------------------------------------------------------------
   Total fixed maturities                         3,383,582           157,568          37,620          3,503,530

   Preferred stocks (nonredeemable)                   4,251                 6              52              4,205
   Common stocks                                      2,510             1,780              95              4,195
                                              -----------------------------------------------------------------------
   Total equity securities                            6,761             1,786             147              8,400
                                              -----------------------------------------------------------------------
Total                                            $3,390,343          $159,354         $37,767         $3,511,930
                                              =======================================================================








------------------------------------------------------------------------------
Corporate Benefits                     84

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

                                                                        DECEMBER 31, 1997
                                              -----------------------------------------------------------------------
                                                   COST OR           GROSS             GROSS
                                                  AMORTIZED        UNREALIZED       UNREALIZED           FAIR
                                                    COST             GAINS            LOSSES             VALUE
                                              -----------------------------------------------------------------------
                                                                        (Dollars in Thousands)

Available-for-sale:
   U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                     $    51,387       $    1,629       $       39       $     52,977
   States, municipalities and political
     subdivisions                                      43,185            1,023              128             44,080
   Public utilities securities                        151,642            5,030            1,216            155,456
   Debt securities issued by foreign
     governments                                        3,272                -                -              3,272
   Corporate securities                             1,147,380           48,001            6,539          1,188,842
   Mortgage-backed securities                       1,165,376           89,539            6,661          1,248,254
   Other asset-backed securities                      443,473           13,285              584            456,174
   Redeemable preferred stocks                              -                -                -                  -
   Derivatives hedging fixed maturities
     (Note 3)                                           1,297            3,118            1,115              3,300
                                              -----------------------------------------------------------------------
   Total fixed maturities                           3,007,012          161,625           16,282          3,152,355

   Preferred stocks (nonredeemable)                     3,368               67              122              3,313
   Common stocks                                        3,386            1,446              126              4,706
                                              -----------------------------------------------------------------------
   Total equity securities                              6,754            1,513              248              8,019
                                              -----------------------------------------------------------------------
Total                                              $3,013,766         $163,138          $16,530         $3,160,374
                                              =======================================================================


--------------------------------------------------------------------------------
Corporate Benefits                     85

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of investments in fixed maturities at December 31, 1998, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED
                                                   COST          FAIR VALUE
                                            ----------------- ------------------

Available for sale:
   Due in one year or less                    $     18,024       $     18,156
   Due after one year through five years           187,198            183,735
   Due after five years through ten years          695,842            702,563
   Due after ten years                             714,609            740,418
                                            ----------------- ------------------
                                                 1,615,673          1,644,872

Mortgage-backed securities                       1,132,058          1,200,295
Other asset-backed securities                      635,539            651,929
Derivatives                                            312              6,434
                                            ----------------- ------------------
Total available-for-sale                        $3,383,582         $3,503,530
                                            ================= ==================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1998, 1997 and 1996 are summarized as follows (in thousands):

                                                    DECEMBER 31, 1998
                                     -------------------------------------------
                                        FIXED          EQUITY         TOTAL
                                     -------------- -------------- -------------

Gross unrealized gains                 $157,568       $1,786         $159,354
Gross unrealized (losses)               (37,620)        (147)         (37,767)
                                     -------------- -------------- -------------
Net unrealized gains                    119,948        1,639          121,587
Deferred income tax                     (41,982)        (574)         (42,556)
                                     -------------- -------------- -------------
Net unrealized gains after taxes         77,966        1,065           79,031
Less:
   Balance at beginning of year          94,470          822           95,292
                                     -------------- -------------- -------------
Change in net unrealized gains
   (losses)                           $ (16,504)     $   243        $ (16,261)
                                     ============== ============== =============

--------------------------------------------------------------------------------
Corporate Benefits                     86

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

                                                    DECEMBER 31, 1997
                                  --------------------------------------------
                                     FIXED          EQUITY         TOTAL
                                  -------------- -------------- --------------

Gross unrealized gains              $161,625       $1,513         $163,138
Gross unrealized (losses)            (16,282)        (248)         (16,530)
                                  -------------- -------------- --------------
Net unrealized gains                 145,343        1,265          146,608
Deferred income tax                  (50,873)        (443)         (51,316)
                                  -------------- -------------- --------------
Net unrealized gains after taxes      94,470          822           95,292
Less:
   Balance at beginning of year       71,237          289           71,526
                                  -------------- -------------- --------------
Change in net unrealized gains
   (losses)                        $  23,233      $   533        $  23,766
                                  ============== ============== ==============

                                                 DECEMBER 31, 1996
                                  --------------------------------------------
                                     FIXED          EQUITY         TOTAL
                                  -------------- -------------- --------------

Gross unrealized gains              $140,089        $822          $140,911
Gross unrealized (losses)            (30,493)       (376)          (30,869)
                                  -------------- -------------- --------------
Net unrealized gains                 109,596         446           110,042
Deferred income tax                  (38,359)       (157)          (38,516)
                                  -------------- -------------- --------------
Net unrealized gains after taxes      71,237         289            71,526
Less:
   Balance at beginning of year       99,389        (147)           99,242
                                  -------------- -------------- --------------
Change in net unrealized gains
   (losses)                        $ (28,152)       $436         $ (27,716)
                                  ============== ============== ==============

As part of its overall investment management strategy, the Company has entered into agreements to purchase $79,175,000 in mortgage loans as of December 31, 1998. These agreements were settled during 1999. The Company had no agreements to sell securities at December 31, 1998.





--------------------------------------------------------------------------------
Corporate Benefits                     87

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):

                                      1998            1997            1996
                                  -------------- --------------- ---------------

Fixed maturities                    $278,227         $259,936       $240,931
Mortgage loans on real estate         47,567           40,908         29,143
Policy loans                          58,016           56,087         52,205
Other investments                      2,911            3,159          2,197
                                  -------------- --------------- ---------------
                                     386,721          360,090        324,476
Investment expenses                  (24,725)         (19,192)       (12,355)
                                  ============== =============== ===============
Net investment income               $361,996         $340,898       $312,121
                                  ============== =============== ===============

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):

                                1998             1997             1996
                            ---------------- ---------------- ----------------

Fixed maturities              $  9,691           $27,717          $4,540
Equity securities                  168               (57)             79
Real estate and other              959               985             151
                            ---------------- ---------------- ----------------
Net realized gains on
   investments                 $10,818           $28,645          $4,770
                            ================ ================ ================

During 1998, 1997 and 1996, fixed maturities and marketable equity securities available-for-sale were sold with fair values at the date of sale of $5,018,240,000, $2,281,886,000 and $334,482,000, respectively. Gross gains of
$44,314,000, $41,017,000 and $7,248,000 and gross losses of $34,455,000,
$13,357,000 and $2,629,000 were realized on those sales in 1998, 1997 and 1996, respectively.

At December 31, 1998 and 1997, bonds with an amortized cost of $29,081,000 and $28,434,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.


--------------------------------------------------------------------------------
Corporate Benefits                     88

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.


--------------------------------------------------------------------------------
Corporate Benefits                     89

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The table below summarizes the Company's interest rate contracts at December 31, 1998 and 1997 (in thousands):

                                                                   DECEMBER 31, 1998
                                            ----------------------------------------------------------------
                                               NOTIONAL        AMORTIZED          FAIR          BALANCE
                                                AMOUNT            COST           VALUE           SHEET
                                            ---------------- --------------- --------------- ---------------

Interest rate contracts:
   Swaps                                      $   767,873       $   (155)        $(2,952)        $(2,952)
   Swaps-affiliates                               734,176            155           5,440           5,440
                                            ---------------- --------------- --------------- ---------------
Total swaps                                     1,502,049              -           2,488           2,488

   Caps owned                                     560,000            312              11              11
                                            ---------------- --------------- --------------- ---------------
Total caps owned                                  560,000            312              11              11

   Floors owned                                   422,485            (72)          3,768           3,768
   Floors owned-affiliates                          8,485             72             167             167
                                            ---------------- --------------- --------------- ---------------
Total floors owned                                430,970              -           3,935           3,935

   Options owned                                  418,300          5,268           2,664           2,664
   Options owned-affiliates                       418,300         (5,268)         (2,664)         (2,664)
                                            ---------------- --------------- --------------- ---------------
Total options owned                               836,600              -               -               -
                                            ---------------- --------------- --------------- ---------------

Total derivatives                              $3,329,619       $    312         $ 6,434         $ 6,434
                                            ================ =============== =============== ===============


--------------------------------------------------------------------------------
Corporate Benefits                     90

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

                                                                   DECEMBER 31, 1997
                                            ----------------------------------------------------------------
                                               NOTIONAL        AMORTIZED          FAIR          BALANCE
                                                AMOUNT            COST           VALUE           SHEET
                                            ---------------- --------------- --------------- ---------------

Interest rate contracts:
   Swaps                                      $   913,630         $ (185)         $ (625)         $ (625)
   Swaps-affiliates                               879,745            185           1,429           1,429
                                            ---------------- --------------- --------------- ---------------
Total swaps                                     1,793,375              -             804             804

   Caps owned                                     760,000            986             766             766
                                            ---------------- --------------- --------------- ---------------
Total caps owned                                  760,000            986             766             766

   Floors owned                                   354,000            311           1,730           1,730
   Floors owned-affiliates                              -              -               -               -
                                            ---------------- --------------- --------------- ---------------
Total floors owned                                354,000            311           1,730           1,730

   Options owned                                  384,300          6,192           4,312           4,312
   Options owned-affiliates                       384,300         (6,192)         (4,312)         (4,312)
                                            ---------------- --------------- --------------- ---------------
Total options owned                               768,600              -               -               -
                                            ---------------- --------------- --------------- ---------------

Total derivatives                              $3,675,975         $1,297          $3,300          $3,300
                                            ================ =============== =============== ===============

4. CONCENTRATIONS OF CREDIT RISK

At December 31, 1998, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $277,793,000. These holdings amounted to 7.9% of the Company's investments in fixed maturity securities and 2.8% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1998, the Company's mortgages involved a concentration of properties located in Florida (15.5%), Texas (9.7%), and Georgia (7.5%). The remaining mortgages relate to properties located in 35 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $16,068,000.


--------------------------------------------------------------------------------
Corporate Benefits                     91

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS

PENSION PLANS AND POSTRETIREMENT BENEFITS

The Company has a qualified noncontributory defined benefit retirement plan covering substantially all employees. In addition, the Company maintains a non-qualified unfunded Supplemental Employees' Retirement Plan (SERP). In addition to providing pension plans, the Company provides certain health care and life insurance benefits for retired employees.

The funded status and the amounts recognized in the balance sheets for the defined benefit plans and other postretirement benefit plans are as follows (in thousands):

                                                                       DECEMBER 31
                                                   1998                                      1997
                                   --------------------------------------     ------------------------------------
                                    QUALIFIED                   POST-         QUALIFIED                   POST-
                                      PLAN         SERP       RETIREMENT        PLAN         SERP       RETIREMENT
                                   ------------ ------------ -------------   ------------ ------------ -------------

Projected benefit obligation         $(38,685)    $(8,320)    $  (8,949)      $(37,801)     $(9,154)   $  (7,590)
Less plan assets at fair value         47,230           -            -          40,150            -            -
                                   ------------ ------------ -------------   ------------ ------------ -------------
Plan assets in excess (deficient)
   of projected benefit ogligation $    8,545     $(8,320)    $ (8,949)      $   2,349      $(9,154)   $  (7,590)
                                   ============ ============ =============   ============ ============ =============

Net asset (liability)              $    1,240     $(4,918)    $(12,044)      $   1,322      $(4,135)    $(11,369)
                                   ============ ============ =============   ============ ============ =============

As of December 31, 1998 and 1997, the Company recognized an additional minimum net liability on the SERP of $1,482,000 and $3,848,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability. Prior to 1998, the change in the additional minimum net liability was reported in net income. Beginning in 1998, the change in the additional minimum net liability is recorded net of tax as a component of other comprehensive income directly in stockholder's equity, net of tax.









--------------------------------------------------------------------------------
Corporate Benefits                     92

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

The net periodic pension cost, employer contributions, plan participant contributions, and benefits paid for the defined benefit plans are as follows (in thousands):

                                    1998                                1997                               1996
                        --------------------------------    --------------------------------    -------------------------------
                        QUALIFIED              POST-        QUALIFIED              POST-        QUALIFIED             POST-
                          PLAN       SERP    RETIREMENT       PLAN      SERP    RETIREMENT        PLAN      SERP    RETIREMENT
                        ---------- --------- -----------    --------- --------- ------------    --------- --------- -----------

Net periodic pension
   expense               $  82      $1,109      $893           $607    $1,502      $755         $   390     $1,109     $669
Employer contributions       -         325       218              -       317       198               -        320  Not
                                                                                                                    available
Plan participants'
   contributions             -           -        77              -         -        71               -          -  Not
                                                                                                                    available
Benefits paid              890         325       296            811       317       268           1,466        320      187

The information for employer and plan participant contributions to the postretirement plan for 1996 is not readily available.

Assumptions used in accounting for the defined benefit plans as of December 31, 1998, 1997, and 1996 were as follows:

                                                   1998        1997        1996
                                                --------------------------------

Weighted-average discount rate                    6.75%       7.25%       7.50%
Rate of increase in compensation level            4.00%       4.25%       4.50%
Expected long-term rate of return on assets       9.50%       9.50%       9.50%

Plan assets of the defined benefit plans at December 31, 1998 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans, money market funds and common stock.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 9.75% graded to 5.25% over 9 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1998 by $1,015,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1998 by $136,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1998 by $(862,000) and the aggregate of the service and


--------------------------------------------------------------------------------
Corporate Benefits                     93

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

interest cost components of net periodic postretirement benefit cost for 1998 by $(113,000).

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.75% at December 31, 1998 and 7.50% at December 31, 1997 and December 31, 1996.

401(K) PLAN

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution plan which is available to substantially all home office employees. Participants may make contributions to the plan through salary reductions up to a maximum of $10,000 for 1998, and $9,500 for both 1997 and 1996. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,343,000 for 1998, $1,211,000 for 1997, and $1,143,000 for 1996.

Plan assets of the Savings Plan at December 31, 1998 are invested in a group deposit administration contract (the Contract) with the Company, various stock funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $27.8 million and $26.6 million at December 31, 1998 and 1997, respectively.

6. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders, and are excluded from the amounts reported in the consolidated statements of income except for fees charged for administration services and mortality risk.






--------------------------------------------------------------------------------
Corporate Benefits                     94

           Security Life of Denver Insurance Company and Subsidiaries

7. LEASES

In 1997, the Company terminated a significant operating lease agreement relating to electronic data processing equipment due to outsourcing of computer operations. The Company incurred $4,819,000 in lease expense in 1997 related to that agreement prior to termination. The Company does not have any other significant lease obligations. Total rental expense for all equipment leases was approximately $0, $4,993,000 and $6,151,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

8. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1998, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $1,500,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. The use of reinsurance pools with retrocessionaires also minimizes the Company's exposure to significant losses from retrocessionaire insolvencies.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. As of December 31, 1998, $2.7 billion of an affiliate's invested assets were held in trust pursuant to these agreements.




--------------------------------------------------------------------------------
Corporate Benefits                     95

           Security Life of Denver Insurance Company and Subsidiaries

8. REINSURANCE (CONTINUED)

These GIC transactions are summarized as follows (in thousands):

                                                               1998                         1997
                                                    ---------------------------- ---------------------------
                                                                     POLICY                       POLICY
                                                      DEPOSITS     LIABILITIES     DEPOSITS     LIABILITIES
                                                    ------------- -------------- ------------- --------------

Direct (nonaffiliated)                                $2,773,952    $3,112,460     $1,673,471    $2,527,957
Assumed from Life Insurance Company of
   Georgia                                                     -        97,552         35,000       106,698
                                                    ------------- -------------- ------------- --------------
                                                       2,773,952     3,210,012      1,708,471     2,634,655
Ceded to Columbine Life Insurance Company             (2,547,743)   (2,696,409)    (1,479,371)   (2,231,118)
Ceded to Life Insurance Company of Georgia              (225,083)     (512,477)      (116,100)     (403,537)
Ceded to First Columbine Life Insurance
   Company                                                (1,126)       (1,126)             -             -
                                                    ============= ============== ============= ==============
Net                                                   $        -    $        -     $   113,000   $        -
                                                    ============= ============== ============= ==============

Ceded GIC policy liabilities totaling $3,210 and $2,635 million as of December 31, 1998 and 1997, respectively, are classified as part of prepaid reinsurance premiums.

During 1998 and 1997, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financial arrangements and, in accordance with generally accepted accounting principles, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from reinsurers. During 1998, the Company entered into a new financial reinsurance contract with an affiliated company.

9. INCOME TAXES

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries, with the exception of First ING. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax payable or receivable that the member would have had for the period had it filed a separate return.


--------------------------------------------------------------------------------
Corporate Benefits                     96

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

                                                            DECEMBER 31
                                                     1998             1997
                                                 ---------------- --------------

Deferred tax liabilities:
   Deferred policy acquisition costs                 $(272,970)      $(239,678)
   Unrealized gains/losses                             (42,556)        (51,312)
                                                 ---------------- --------------
Total deferred tax liabilities                        (315,526)       (290,990)

Deferred tax assets:
   Benefit reserves and surplus relief                 102,177         111,610
   Tax-basis deferred policy acquisition costs          83,836          71,241
   Investment income                                    13,712          13,459
   Unearned investment income                                -           9,208
   Nonqualified deferred compensation                   14,667          14,129
   Postretirement employee benefits                      2,501           3,979
   Separate accounts                                    18,775           8,571
   Other, net                                           19,796           4,964
                                                 ---------------- --------------
Total deferred tax assets                              255,464         237,161
                                                 ---------------- --------------
Net deferred tax liabilities                        $  (60,062)     $  (53,829)
                                                 ================ ==============

The components of federal income tax expense consist of the following (in thousands):

                                                DECEMBER 31
                                  1998              1997             1996
                            ----------------- ----------------- ----------------

Current                          $24,111           $37,542           $10,340
Deferred                           9,955             9,477            11,536
                            ================= ================= ================
Federal income tax expense       $34,066           $47,019           $21,876
                            ================= ================= ================

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

--------------------------------------------------------------------------------
Corporate Benefits                     97

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

The Company had net income tax payments (receipts) of $18,283,000 during 1998, $55,468,000 during 1997, and $(61,467,000) during 1996 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the stockholder exceed amounts in the Stockholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

10. LONG-TERM DEBT

Long-term indebtedness to related parties for $100,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1998. This subordinated note bears interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury Bonds plus 1/4% adjusted annually.

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

The principal and interest is scheduled to be repaid in five annual installments beginning April 15, 2000 and continuing through April 15, 2004, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1998, the Company accrued interest of $5,387,000. Upon receiving approval from the Commissioner of Insurance of the State of Colorado, the Company made a $5,128,000 payment for accrued interest during 1998. The Company recognized interest expense of $5,387,000, $5,096,000, and $3,644,000 for the years ended December 31, 1998, 1997, and 1996, respectively.


--------------------------------------------------------------------------------
Corporate Benefits                     98

           Security Life of Denver Insurance Company and Subsidiaries

10. LONG-TERM DEBT (CONTINUED)

Future minimum payments, assuming a current effective interest rate of 5.41%, are as follows (in thousands):

                                                     TOTAL PAYMENTS
          YEAR
          ----------------------------------------- -----------------

          2000                                          $  25,946
          2001                                             25,946
          2002                                             25,946
          2003                                             25,946
          2004                                             25,946
                                                    -----------------
          Total                                           129,730
          Less imputed interest                           (29,730)
                                                    =================
          Present value of payments                      $100,000
                                                    =================

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Security Life and its insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future.

During 1998, the NAIC completed the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Security Life uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. Accordingly, before Codification becomes effective for Security Life, the State of Colorado must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unknown whether the State of Colorado will adopt Codification.

--------------------------------------------------------------------------------
Corporate Benefits                     99

           Security Life of Denver Insurance Company and Subsidiaries

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1998, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $386,607,000 and $403,239,000 at December 31, 1998 and
1997, respectively. Combined net income, determined in accordance with SAP, was $11,712,000, $22,261,000, and $9,141,000 for the years ended December 31, 1998,
1997, and 1996, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1998. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.


--------------------------------------------------------------------------------
Corporate Benefits                    100

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

















--------------------------------------------------------------------------------
Corporate Benefits                     101

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and fair values of the Company's financial instruments at December 31, 1998 and 1997 are summarized below (in thousands):

                                               DECEMBER 31, 1998                   DECEMBER 31, 1997
                                         -------------------------------    ---------------------------------
                                            CARRYING                        CARRYING AMOUNT
                                             AMOUNT        FAIR VALUE                          FAIR VALUE
                                         --------------- ---------------    ---------------- ----------------
ASSETS
Fixed maturities (Note 2)                   $3,503,530       $3,503,530        $3,152,355        $3,152,355
Equity securities (Note 2)                       8,400            8,400             8,019             8,019
Mortgage loans                                 784,108          832,629           576,620           630,019
Policy loans                                   925,623          925,623           875,405           875,405
Short-term investments                             747              747            55,466            55,466
Cash                                            31,644           31,644            22,299            22,299
Indebtedness from
   related parties                               4,339            4,339             2,443             2,443
Separate account assets                        423,474          423,474           263,035           263,035

LIABILITIES
Supplemental contracts
   without life contingencies                    3,966            3,966             4,240             4,240
Other policyholder funds left
   on deposit                                   98,638           98,638            99,545            99,545
Individual and group
   annuities, net of reinsurance                87,096           86,007            43,313            43,077
Indebtedness to related
   parties                                      13,755           13,755             7,704             7,704
Long-term debt to related
   parties                                     100,000          100,000            75,000            75,000
Accrued interest on
   long-term debt to related
   parties                                       5,387            5,387             5,128             5,128
Separate account liabilities                   423,474          423,474           263,035           263,035


--------------------------------------------------------------------------------
Corporate Benefits                     102

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values of all other financial instruments approximate their fair values.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

    FIXED MATURITIES AND EQUITY SECURITIES: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 4.5% - 14.0% over the total portfolio.
    The fair values of equity securities are based on quoted market prices.

    MORTGAGE LOANS: Estimated market values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

    All residential loans are valued at their outstanding principal balances, which approximate their fair values.

    POLICY LOANS: The carrying amounts reported in the balance sheets for these financial instruments approximate their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.


--------------------------------------------------------------------------------
Corporate Benefits                     103

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

    OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

    OFF-BALANCE-SHEET INSTRUMENTS: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $66,480,000 and $1,000,000 in 1998 and 1997, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such assets had a value of $433,689,000 and $493,757,000 at December 31, 1998 and 1997, respectively.
    Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 85% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

    LETTERS OF CREDIT

    The Company is the beneficiary of letters of credit totaling $197,254,000 which have a market value to the Company of $0 and two lines of credit totaling $284,471,000 which have a market value to the Company of $0 (see
    Note 14).

13. COMMITMENTS AND CONTINGENCIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.


--------------------------------------------------------------------------------
Corporate Benefits                     104

           Security Life of Denver Insurance Company and Subsidiaries

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

In 1998, the Company established an accrued liability of $40,000,000 related to certain potential litigation similar to that faced by other major life insurers. This litigation relates to sales practices of interest sensitive policies. The Company is vigorously defending its position in these cases. No such litigation reserve was established in 1997. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

14. OTHER FINANCING ARRANGEMENTS

The Company has a $144,471,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $140,000,000, also to provide short-term liquidity, which expires July 31, 1999. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. There were no outstanding borrowings under either of these agreements at December 31, 1998 or 1997. The weighted-average balance outstanding of short-term debt was $37.5 million during 1998. The weighted-average interest rate paid on this debt during 1998 was 5.63% (see Note 12).

The Company is the beneficiary of letters of credit totaling $197,254,000 that were established in accordance with the terms of reinsurance agreements. Such letters of credit are unconditional, irrevocable, and provide for automatic renewal for the following year at December 31. The letters were unused during both 1998 and 1997.

15. YEAR 2000 (UNAUDITED)

Security Life of Denver Insurance Company is aware of the computer problems that may exist surrounding the Year 2000. Senior management is committed to ensuring that information processing and delivery systems will be Year 2000 compliant before December 31, 1999.

The project team implemented the Year 2000 project plan which included the analysis, remediation and testing of the in-house source code. The Company followed normal project management methodology, including communication with senior management on a monthly and as-needed basis and allocated sufficient funds to ensure Year 2000 processing capabilities. On June 28, 1999, the analysis, remediation and system testing phases of the plan were completed. Precautionary testing will continue throughout 1999.


--------------------------------------------------------------------------------
Corporate Benefits                     105

           Security Life of Denver Insurance Company and Subsidiaries

15. YEAR 2000 (UNAUDITED) (CONTINUED)



Security Life has developed a contingency plan with established manual procedures that senior management believes will allow the Company to continue to do business in the event its systems do not perform as expected. However, there is no assurance Security Life's efforts will be successful, or that interaction with other service providers will not impact its services.













--------------------------------------------------------------------------------
Corporate Benefits                     106

                                    Financial Statements

                                    Security Life Separate Account L1
                                    of Security Life of Denver
                                    Insurance Company


                                    Years ended December 31, 1998, 1997 and 1996 with Report of Independent Auditors
















--------------------------------------------------------------------------------
Corporate Benefits                     107

                        Security Life Separate Account L1

                              Financial Statements


                  Years ended December 31, 1998, 1997 and 1996





                                    CONTENTS

Report of Independent Auditors ..............................................109

Audited Financial Statements

Statement of Net Assets .....................................................110
Statements of Operations ....................................................117
Statements of Changes in Net Assets .........................................136
Notes to Financial Statements ...............................................155




















--------------------------------------------------------------------------------
Corporate Benefits                     108

[Logo of Ernst & Young LLP appears here]

                         Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
    Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account L1 (comprising, respectively, the Neuberger Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth, Government Income and Partners Divisions) ("NB"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Divisions) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Divisions) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Industrial Income, High Yield, Utilities and Small Company Growth Divisions) ("INVESCO"), the Van Eck Worldwide Trust (comprising the Worldwide Balanced, Worldwide Hard Assets, Worldwide Bond, Worldwide Emerging Markets and Worldwide Real Estate Divisions) ("Van Eck") and AIM Advisors, Inc. (comprising the Capital Appreciation and Government Securities Divisions) ("AIM")) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


Denver, Colorado                                           /s/ Ernst & Young LLP


April 5, 1999

--------------------------------------------------------------------------------
Corporate Benefits                     109

                        Security Life Separate Account L1

                             Statement of Net Assets

                                December 31, 1998



                                      Total
                                       All          Total        Total          Total          Total        Total        Total
                                    Divisions         NB         Alger        Fidelity        INVESCO      Van Eck        AIM
                                 -----------------------------------------------------------------------------------------------
Assets
Investments in mutual funds at
   market value (Note C)         $305,030,106   $47,067,751   $54,428,521   $168,285,929   $29,630,753   $1,816,999   $3,800,153
                                 ------------   -----------   -----------   ------------   -----------   ----------   ----------
Net assets                       $305,030,106   $47,067,751   $54,428,521   $168,285,929   $29,630,753   $1,816,999   $3,800,153
                                 ============   ===========   ===========   ============   ===========   ==========   ==========

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)        $305,030,106   $47,067,751   $54,428,521   $168,285,929   $29,630,753   $1,816,999   $3,800,153
                                 ------------   -----------   -----------   ------------   -----------   ----------   ----------

TOTAL POLICYHOLDER RESERVES      $305,030,106   $47,067,751   $54,428,521   $168,285,929   $29,630,753   $1,816,999   $3,800,153
                                 ============   ===========   ===========   ============   ===========   ==========   ==========


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     110

                        Security Life Separate Account L1

                                December 31, 1998





                                                                           NB
                                       -------------------------------------------------------------------------------
                                            Total           Limited                        Government
                                             NB          Maturity Bond       Growth          Income        Partners
                                       --------------- ----------------- --------------- --------------- -------------
Assets
Investments in mutual funds at
   market value (Note C)                $ 47,067,751    $   15,578,349    $  9,026,160       $  --       $22,463,242
                                        ------------    --------------    ------------    -----------    -----------
Net assets                              $ 47,067,751    $   15,578,349    $  9,026,160       $  --       $22,463,242
                                        ============    ==============    ============    ===========    ===========

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)               $ 47,067,751    $   15,578,349    $  9,026,160       $  --       $22,463,242
                                        ------------    --------------    ------------    -----------    -----------

TOTAL POLICYHOLDER RESERVES             $ 47,067,751    $   15,578,349    $  9,026,160       $  --       $22,463,242
                                        ============    ==============    ============    ===========    ===========

Number of division units outstanding
   (Note G)                                              1,245,559.121     447,486.376          --       986,298.018
                                                        ==============    ============    ===========    ===========

Value per divisional unit                               $        12.51    $      20.17       $  --       $     22.78
                                                        ==============    ============    ===========    ===========


See accompanying notes.









--------------------------------------------------------------------------------
Corporate Benefits                     111

                        Security Life Separate Account L1

                                December 31, 1998



                                                                            Alger
                                      ------------------------------------------------------------------------
                                                        American       American                       American
                                           Total         Small          MidCap        American      Leveraged
                                           Alger     Capitalization     Growth         Growth         AllCap
                                      ----------------------------------------------------------  ------------
Assets
Investments in mutual funds at
   market value (Note C)                $54,428,521    $15,503,371    $9,220,207    $22,903,614    $6,801,329
                                        -----------    -----------    ----------    -----------    ----------
Net assets                              $54,428,521    $15,503,371    $9,220,207    $22,903,614    $6,801,329
                                        ===========    ===========    ==========    ===========    ==========


POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)               $54,428,521    $15,503,371    $9,220,207    $22,903,614    $6,801,329
                                        -----------    -----------    ----------    -----------    ----------

TOTAL POLICYHOLDER RESERVES             $54,428,521    $15,503,371    $9,220,207    $22,903,614    $6,801,329
                                        ===========    ===========    ==========    ===========    ==========

Number of division units outstanding
   (Note G)                                            838,692.418    402,532.472   923,696.066    221,642.446
                                                       ===========    ==========    ===========    ==========

Value per divisional unit                              $     18.49    $    22.91    $     24.80    $    30.69
                                                       ===========    ==========    ===========    ==========


See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                     112

                        Security Life Separate Account L1

                                December 31, 1998



                                                                                  Fidelity
                                      ----------------------------------------------------------------------------------------------
                                           Total          Asset                                            Money
                                         Fidelity        Manager         Growth          Overseas         Market          Index 500
                                      ----------------------------------------------------------------------------------------------
Assets
Investments in mutual funds at
   market value (Note C)                $168,285,929    $10,237,279    $32,900,142    $20,581,887    $18,412,252    $86,154,369
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net assets                              $168,285,929    $10,237,279    $32,900,142    $20,581,887    $18,412,252    $86,154,369
                                        ============    ===========    ===========    ===========    ===========    ===========

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)               $168,285,929    $10,237,279    $32,900,142    $20,581,887    $18,412,252    $86,154,369
                                        ------------    -----------    -----------    -----------    -----------    -----------

TOTAL POLICYHOLDER RESERVES             $168,285,929    $10,237,279    $32,900,142    $20,581,887    $18,412,252    $86,154,369
                                        ============    ===========    ===========    ===========    ===========    ===========

Number of division units outstanding
   (Note G)                                             600,255.213    1,293,480.338  1,429,659.907  1,526,404.399  3,215,990.519
                                                        ===========    ===========    ===========    ===========    ===========

Value per divisional unit                               $     17.05    $     25.44    $     14.40    $     12.06    $     26.79
                                                        ===========    ===========    ===========    ===========    ===========



See accompanying notes.







--------------------------------------------------------------------------------
Corporate Benefits                     113

                        Security Life Separate Account L1

                                December 31, 1998





                                                                                    INVESCO
                                       ----------------------------------------------------------------------------------------
                                                                                                                        Small
                                            Total           Total        Industrial                                    Company
                                           INVESCO         Return          Income       High Yield     Utilities        Growth
                                       ----------------------------------------------------------------------------------------
Assets
Investments in mutual funds at
   market value (Note C)                $ 29,630,753    $ 8,105,328    $10,853,005    $ 7,882,782    $ 2,040,960    $   748,678
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net assets                              $ 29,630,753    $ 8,105,328    $10,853,005    $ 7,882,782    $ 2,040,960    $   748,678
                                        ============    ===========    ===========    ===========    ===========    ===========

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)               $ 29,630,753    $ 8,105,328    $10,853,005    $ 7,882,782    $ 2,040,960    $   748,678
                                        ------------    -----------    -----------    -----------    -----------    -----------

TOTAL POLICYHOLDER RESERVES             $ 29,630,753    $ 8,105,328    $10,853,005    $ 7,882,782    $ 2,040,960    $   748,678
                                        ============    ===========    ===========    ===========    ===========    ===========

Number of division units outstanding
   (Note G)                                             450,557.216    473,616.752    486,858.648    110,379.616     67,506.441
                                                        ===========    ===========    ===========    ===========    ===========

Value per divisional unit                               $     17.99    $     22.92    $     16.19    $     18.49    $     11.09
                                                        ===========    ===========    ===========    ===========    ===========


See accompanying notes.






--------------------------------------------------------------------------------
Corporate Benefits                     114

                        Security Life Separate Account L1

                                December 31, 1998




                                                                                 Van Eck
                                      -----------------------------------------------------------------------------------------
                                                                         Worldwide                       Worldwide     Worldwide
                                           Total         Worldwide         Hard          Worldwide       Emerging        Real
                                          Van Eck        Balanced         Assets           Bond           Markets       Estate
                                      -----------------------------------------------------------------------------------------
Assets
Investments in mutual funds at
   market value (Note C)                $  1,816,999        $  --      $ 1,073,755    $   205,807    $   461,156    $    76,281
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net assets                              $  1,816,999        $  --      $ 1,073,755    $   205,807    $   461,156    $    76,281
                                        ============    ===========    ===========    ===========    ===========    ===========

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)               $  1,816,999        $  --      $ 1,073,755    $   205,807    $   461,156    $    76,281
                                        ------------    -----------    -----------    -----------    -----------    -----------

TOTAL POLICYHOLDER RESERVES             $  1,816,999        $  --      $ 1,073,755    $   205,807    $   461,156    $    76,281
                                        ============    ===========    ===========    ===========    ===========    ===========

Number of division units outstanding
   (Note G)                                                   0.000    132,513.824     18,656.317     67,354.295      8,765.232
                                                        ===========    ===========    ===========    ===========    ===========

Value per divisional unit                               $      0.00    $      8.10    $     11.03    $      6.85    $      8.70
                                                        ===========    ===========    ===========    ===========    ===========


See accompanying notes.






--------------------------------------------------------------------------------
Corporate Benefits                     115

                        Security Life Separate Account L1

                                December 31, 1998




                                                            AIM
                                         ---------------------------------------
                                          Total          Capital    Government
                                           AIM        Appreciation  Securities
                                         ---------------------------------------

Assets
Investments in mutual funds at
   market value (Note C)                $3,800,153    $1,204,436    $2,595,717
                                        ----------    ----------    ----------
Net assets                              $3,800,153    $1,204,436    $2,595,717
                                        ==========    ==========    ==========
POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)               $3,800,153    $1,204,436    $2,595,717
                                        ----------    ----------    ----------

TOTAL POLICYHOLDER RESERVES             $3,800,153    $1,204,436    $2,595,717
                                        ==========    ==========    ==========

Number of division units outstanding
   (Note G)                                           105,457.867   246,150.062
                                                      ==========    ==========

Value per divisional unit                             $    11.42    $    10.55
                                                      ==========    ==========


See accompanying notes.









--------------------------------------------------------------------------------
Corporate Benefits                     116

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1998



                                         Total
                                          All          Total       Total        Total        Total        Total     Total
                                       Divisions        NB         Alger       Fidelity     INVESCO      Van Eck     AIM
                                     -------------------------------------------------------------------------------------
Investment income
Dividends from mutual funds          $17,747,833  $ 4,273,690   $ 4,617,072  $ 6,943,854  $1,625,860  $ 189,620   $ 97,737
Less valuation period deductions
   (Note B)                            1,740,661      291,487       290,412      971,160     162,321     11,393     13,888
                                     -----------  -----------   -----------  -----------  ----------  ---------   --------
Net investment income (loss)          16,007,172    3,982,203     4,326,660    5,972,694   1,463,539    178,227     83,849
                                     -----------  -----------   -----------  -----------  ----------  ---------   --------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                         8,536,274      347,823     1,685,294    6,403,348     355,780   (260,570)     4,599
Net unrealized gains (losses) on
   investments                        18,766,977   (2,323,636)    5,825,800   15,230,082     248,681   (368,037)   154,087
                                     -----------  -----------   -----------  -----------  ----------  ---------   --------
Net realized and unrealized gains
   (losses) on investments            27,303,251   (1,975,813)    7,511,094   21,633,430     604,461   (628,607)   158,686
                                     -----------  -----------   -----------  -----------  ----------  ---------   --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS  $43,310,423  $ 2,006,390   $11,837,754  $27,606,124  $2,068,000  $(450,380)  $242,535
                                     ===========  ===========   ===========  ===========  ==========  =========   ========


See accompanying notes.








--------------------------------------------------------------------------------
Corporate Benefits                     117

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                                            NB
                                       -------------------------------------------------------------------------
                                          Total           Limited                     Government
                                           NB          Maturity Bond      Growth        Income       Partners
                                       -------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $ 4,273,690    $   409,268    $1,579,109    $   136,565    $2,148,748
Less valuation period deductions
   (Note B)                                 291,487         87,183        52,660          3,213       148,431
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)              3,982,203        322,085     1,526,449        133,352     2,000,317
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                              347,823         10,003      (264,148)       (53,894)      655,862
Net unrealized gains (losses) on
   investments                           (2,323,636)        59,369       (81,576)       (60,954)   (2,240,475)
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
   (losses) on investments               (1,975,813)        69,372      (345,724)      (114,848)   (1,584,613)
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $ 2,006,390    $   391,457    $1,180,725    $    18,504    $  415,704
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.









--------------------------------------------------------------------------------
Corporate Benefits                     118

                        Security Life Separate Account L1

                          Year Ended December 31, 1998






                                                                         Alger
                                     -------------------------------------------------------------------------
                                                         American        American                   American
                                          Total           Small           MidCap     American      Leveraged
                                          Alger       Capitalization      Growth      Growth         AllCap
                                     -------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $ 4,617,072    $ 1,681,373    $  593,045    $ 2,196,712    $  145,942
Less valuation period deductions
   (Note B)                                 290,412         95,588        53,316        113,376        28,132
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)              4,326,660      1,585,785       539,729      2,083,336       117,810
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                            1,685,294        186,963       316,932        915,872       265,527
Net unrealized gains (losses) on
   investments                            5,825,800        166,990     1,022,340      3,099,428     1,537,042
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
   (losses) on investments                7,511,094        353,953     1,339,272      4,015,300     1,802,569
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $11,837,754    $ 1,939,738    $1,879,001    $ 6,098,636    $1,920,379
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.









--------------------------------------------------------------------------------
Corporate Benefits                     119

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           Fidelity
                                        ---------------------------------------------------------------------------------------
                                            Total          Asset                                        Money
                                          Fidelity        Manager         Growth       Overseas         Market        Index 500
                                        ---------------------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $  6,943,854    $   808,986    $ 2,663,618    $ 1,015,626    $   830,137    $ 1,625,487
Less valuation period deductions
   (Note B)                                  971,160         63,669        183,002        129,504        116,932        478,053
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)               5,972,694        745,317      2,480,616        886,122        713,205      1,147,434
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                             6,403,348         20,247      1,534,000        298,379           --        4,550,722
Net unrealized gains (losses) on
   investments                            15,230,082        315,702      4,444,805        707,398           --        9,762,177
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
   (losses) on investments                21,633,430        335,949      5,978,805      1,005,777           --       14,312,899
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $ 27,606,124    $ 1,081,266    $ 8,459,421    $ 1,891,899    $   713,205    $15,460,333
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.













--------------------------------------------------------------------------------
Corporate Benefits                     120

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                                  INVESCO
                                     -------------------------------------------------------------------------------------------
                                                                                                                          Small
                                          Total           Total         Industrial                                       Company
                                         INVESCO         Return           Income        High Yield       Utilities       Growth
                                     -------------------------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $  1,625,860    $   312,534    $   514,174    $   769,805    $    29,058    $       289
Less valuation period deductions
   (Note B)                                  162,321         40,898         60,678         49,140         10,730            875
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)               1,463,539        271,636        453,496        720,665         18,328           (586)
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                               355,780        136,473        342,342       (151,382)        35,245         (6,898)
Net unrealized gains (losses) on
   investments                               248,681         73,689        359,519       (541,125)       282,500         74,098
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
   (losses) on investments                   604,461        210,162        701,861       (692,507)       317,745         67,200
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $  2,068,000    $   481,798    $ 1,155,357    $    28,158    $   336,073    $    66,614
                                        ============    ===========    ===========    ===========    ===========    ===========












See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     121

                        Security Life Separate Account L1

                          Year Ended December 31, 1998






                                                                                Van Eck
                                       -----------------------------------------------------------------------------------------
                                                                       Worldwide                     Worldwide      Worldwide
                                           Total        Worldwide         Hard        Worldwide       Emerging         Real
                                          Van Eck        Balanced        Assets          Bond         Markets         Estate
                                       -----------------------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $    189,620    $    45,674    $   143,946        $  --          $  --          $  --
Less valuation period deductions
   (Note B)                                   11,393          1,050          8,170            212          1,736            225
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                 178,227         44,624        135,776           (212)        (1,736)          (225)
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                              (260,570)         4,682       (162,110)           130       (101,436)        (1,836)
Net unrealized gains (losses) on
   investments                              (368,037)       (23,403)      (395,698)         3,953         47,140            (29)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
   (losses) on investments                  (628,607)       (18,721)      (557,808)         4,083        (54,296)        (1,865)
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $   (450,380)   $    25,903    $  (422,032)   $     3,871    $   (56,032)   $    (2,090)
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.












--------------------------------------------------------------------------------
Corporate Benefits                     122

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                           AIM
                                         ---------------------------------------
                                            Total       Capital     Government
                                             AIM     Appreciation   Securities
                                         ---------------------------------------

Investment income
Dividends from mutual funds             $   97,737    $   27,109    $   70,628
Less valuation period deductions
   (Note B)                                 13,888         3,056        10,832
                                        ----------    ----------    ----------
Net investment income (loss)                83,849        24,053        59,796
                                        ----------    ----------    ----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                               4,599        (3,315)        7,914
Net unrealized gains (losses) on
   investments                             154,087       119,225        34,862
                                        ----------    ----------    ----------
Net realized and unrealized gains
   (losses) on investments                 158,686       115,910        42,776
                                        ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $  242,535    $  139,963    $  102,572
                                        ==========    ==========    ==========











See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     123

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1997




                                             Total
                                              All            Total         Total          Total         Total          Total
                                           Divisions          NB           Alger        Fidelity       INVESCO        Van Eck
                                        ---------------------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $  4,158,702    $   678,740    $   323,895    $ 2,094,346    $ 1,039,818    $    21,903
Less valuation period deductions
    (Note B)                                 813,630        135,310        141,930        461,022         67,625          7,743
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)               3,345,072        543,430        181,965      1,633,324        972,193         14,160
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            3,199,375        406,286        894,818      1,320,426        523,956         53,889
Net unrealized gains (losses) on
    investments                           10,643,150      2,273,595      1,647,989      6,476,412        298,662        (53,508)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
    (losses) on investments               13,842,525      2,679,881      2,542,807      7,796,838        822,618            381
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $ 17,187,597    $ 3,223,311    $ 2,724,772    $ 9,430,162    $ 1,794,811    $    14,541
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.















--------------------------------------------------------------------------------
Corporate Benefits                     124

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                            NB
                                      --------------------------------------------------------------------------
                                          Total           Limited                     Government
                                            NB         Maturity Bond    Growth          Income      Partners
                                      --------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $   678,740    $   156,667    $  183,497    $    72,086    $  266,490
Less valuation period deductions
    (Note B)                                135,310         33,725        24,959         10,366        66,260
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)                543,430        122,942       158,538         61,720       200,230
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             406,286        (20,056)       14,997         25,762       385,583
Net unrealized gains (losses) on
    investments                           2,273,595        159,151       533,906         26,882     1,553,656
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
    (losses) on investments               2,679,881        139,095       548,903         52,644     1,939,239
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $ 3,223,311    $   262,037    $  707,441    $   114,364    $2,139,469
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     125

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                                          Alger
                                        ------------------------------------------------------------------------
                                                          American      American                    American
                                             Total         Small         MidCap      American       Leveraged
                                             Alger     Capitalization    Growth       Growth         AllCap
                                        ------------------------------------------------------------------------

Investment income
Dividends from mutual funds             $   323,895    $   218,789    $   55,945    $    49,161    $     --
Less valuation period deductions
    (Note B)                                141,930         51,004        28,138         48,785        14,003
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)                181,965        167,785        27,807            376       (14,003)
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             894,818        114,651       228,363        237,727       314,077
Net unrealized gains (losses) on
    investments                           1,647,989        483,518       246,489        970,056       (52,074)
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
    (losses) on investments               2,542,807        598,169       474,852      1,207,783       262,003
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $ 2,724,772    $   765,954    $  502,659    $ 1,208,159    $  248,000
                                        ===========    ===========    ==========    ===========   ===========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     126

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                                           Fidelity
                                       ----------------------------------------------------------------------------------------
                                           Total            Asset                                       Money
                                         Fidelity          Manager        Growth       Overseas         Market       Index 500
                                       ----------------------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $  2,094,346    $   204,696    $   274,868    $   451,874    $   764,538    $   398,370
Less valuation period deductions
    (Note B)                                 461,022         27,097         91,298         60,714        107,253        174,660
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)               1,633,324        177,599        183,570        391,160        657,285        223,710
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            1,320,426         33,000        662,436        332,544           --          292,446
Net unrealized gains (losses) on
    investments                            6,476,412        350,408      1,347,793       (305,456)          --        5,083,667
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
    (losses) on investments                7,796,838        383,408      2,010,229         27,088           --        5,376,113
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $  9,430,162    $   561,007    $ 2,193,799    $   418,248    $   657,285    $ 5,599,823
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     127

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                         INVESCO
                                      ---------------------------------------------------------------------------
                                           Total          Total       Industrial
                                          INVESCO        Return         Income       High Yield      Utilities
                                      ---------------------------------------------------------------------------
Investment income
Dividends from mutual funds             $ 1,039,818    $    76,461    $  417,376    $   519,369    $   26,612
Less valuation period deductions
    (Note B)                                 67,625         12,921        27,525         23,478         3,701
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)                972,193         63,540       389,851        495,891        22,911
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             523,956         46,241       116,951        269,799        90,965
Net unrealized gains (losses) on
    investments                             298,662        203,429       324,767       (253,231)       23,697
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
    (losses) on investments                 822,618        249,670       441,718         16,568       114,662
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $ 1,794,811    $   313,210    $  831,569    $   512,459    $  137,573
                                        ===========    ===========    ==========    ===========   ===========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     128

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                         Van Eck
                                      ------------------------------------------
                                           Total       Worldwide     Worldwide
                                          Van Eck      Balanced     Hard Assets
                                      ------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds             $   21,903    $    9,006    $   12,897
Less valuation period deductions
    (Note B)                                 7,743         3,329         4,414
                                        ----------    ----------    ----------
Net investment income (loss)                14,160         5,677         8,483
                                        ----------    ----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             53,889        37,785        16,104
Net unrealized gains (losses) on
    investments                            (53,508)        4,122       (57,630)
                                        ----------    ----------    ----------
Net realized and unrealized gains
    (losses) on investments                    381        41,907       (41,526)
                                        ----------    ----------    ----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $   14,541    $   47,584    $  (33,043)
                                        ==========    ==========    ==========


See accompanying notes.












--------------------------------------------------------------------------------
Corporate Benefits                     129

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1996


                                            Total
                                             All             Total         Total         Total          Total         Total
                                          Divisions           NB           Alger        Fidelity       INVESCO       Van Eck
                                        --------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds             $  1,183,779    $   292,143    $    56,842    $   593,973    $   238,653    $     2,168
Less valuation period deductions
    (Note B)                                 241,127         50,116         44,898        128,637         14,752          2,724
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                 942,652        242,027         11,944        465,336        223,901           (556)
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                              401,852         86,478         62,058         97,833        143,358         12,125
Net unrealized gains (losses) on
    investments                            2,675,307        557,274        396,915      1,736,167        (43,084)        28,035
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
    (losses) on investments                3,077,159        643,752        458,973      1,834,000        100,274         40,160
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS           $  4,019,811    $   885,779    $   470,917    $ 2,299,336    $   324,175    $    39,604
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.










--------------------------------------------------------------------------------
Corporate Benefits                     130

                        Security Life Separate Account L1

                          Year Ended December 31, 1996





                                                                         NB
                                       --------------------------------------------------------------------------
                                            Total         Limited                    Government
                                             NB        Maturity Bond     Growth        Income        Partners
                                       --------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds             $   292,143    $   127,305    $   76,287    $    35,420    $   53,131
Less valuation period deductions
    (Note B)                                 50,116         13,218         9,400          8,882        18,616
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)                242,027        114,087        66,887         26,538        34,515
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                              86,478        (16,561)      (22,601)         3,867       121,773
Net unrealized gains (losses) on
    investments                             557,274        (29,330)       65,061            443       521,100
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
    (losses) on investments                 643,752        (45,891)       42,460          4,310       642,873
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS           $   885,779    $    68,196    $  109,347    $    30,848    $  677,388
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     131

                        Security Life Separate Account L1

                          Year Ended December 31, 1996




                                                                          Alger
                                        ---------------------------------------------------------------------------
                                                        American         American                    American
                                          Total           Small           MidCap       American      Leveraged
                                          Alger      Capitalization       Growth        Growth        AllCap
                                        ---------------------------------------------------------------------------

Investment income
Dividends from mutual funds             $    56,842    $     7,668    $   10,435    $    37,109    $    1,630
Less valuation period deductions
    (Note B)                                 44,898         18,457         7,398         16,087         2,956
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)                 11,944        (10,789)        3,037         21,022        (1,326)
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                              62,058          8,187         9,936         22,907        21,028
Net unrealized gains (losses) on
    investments                             396,915         58,340        89,398        227,107        22,070
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
    (losses) on investments                 458,973         66,527        99,334        250,014        43,098
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS           $   470,917    $    55,738    $  102,371    $   271,036    $   41,772
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.












--------------------------------------------------------------------------------
Corporate Benefits                     132

                        Security Life Separate Account L1

                          Year Ended December 31, 1996




                                                                        Fidelity
                                        -------------------------------------------------------------------------------------
                                            Total         Asset                                        Money
                                          Fidelity       Manager         Growth        Overseas        Market       Index 500
                                        ------------- ------------- -------------- ------------- -------------- -------------
Investment income
Dividends from mutual funds             $    593,973    $     9,800    $   109,786    $    27,966    $   246,349    $   200,072
Less valuation period deductions
    (Note B)                                 128,637          3,818         25,455         16,972         35,006         47,386
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)                 465,336          5,982         84,331         10,994        211,343        152,686
                                        ------------    -----------    -----------    -----------    -----------    -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                               97,833          7,905          9,661         34,235           --           46,032
Net unrealized gains (losses) on
    investments                            1,736,167         63,068        273,435        238,529           --        1,161,135
                                        ------------    -----------    -----------    -----------    -----------    -----------
Net realized and unrealized gains
    (losses) on investments                1,834,000         70,973        283,096        272,764           --        1,207,167
                                        ------------    -----------    -----------    -----------    -----------    -----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS           $  2,299,336    $    76,955    $   367,427    $   283,758    $   211,343    $ 1,359,853
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     133

                        Security Life Separate Account L1

                          Year Ended December 31, 1996




                                                                          INVESCO
                                        -----------------------------------------------------------------------
                                             Total           Total     Industrial
                                            INVESCO         Return       Income       High Yield    Utilities
                                        -----------------------------------------------------------------------
Investment income
Dividends from mutual funds             $   238,653    $    25,285    $   93,816    $   114,676    $    4,876
Less valuation period deductions
    (Note B)                                 14,752          3,402         4,272          6,357           721
                                        -----------    -----------    ----------    -----------    ----------
Net investment income (loss)                223,901         21,883        89,544        108,319         4,155
                                        -----------    -----------    ----------    -----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             143,358         28,264        30,929         82,830         1,335
Net unrealized gains (losses) on
    investments                             (43,084)        10,956        (7,082)       (53,402)        6,444
                                        -----------    -----------    ----------    -----------    ----------
Net realized and unrealized gains
    (losses) on investments                 100,274         39,220        23,847         29,428         7,779
                                        -----------    -----------    ----------    -----------    ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS           $   324,175    $    61,103    $  113,391    $   137,747    $   11,934
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     134

                        Security Life Separate Account L1

                          Year Ended December 31, 1996





                                                      Van Eck
                                        ----------------------------------------
                                            Total      Worldwide     Worldwide
                                           Van Eck     Balanced     Hard Assets
                                        ----------------------------------------

INVESTMENT INCOME
Dividends from mutual funds             $    2,168    $      169    $    1,999
Less valuation period deductions
    (Note B)                                 2,724         1,304         1,420
                                        ----------    ----------    ----------
Net investment income (loss)                  (556)       (1,135)          579
                                        ----------    ----------    ----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             12,125         2,984         9,141
Net unrealized gains (losses) on
    investments                             28,035        19,343         8,692
                                        ----------    ----------    ----------
Net realized and unrealized gains
    (losses) on investments                 40,160        22,327        17,833
                                        ----------    ----------    ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS           $   39,604    $   21,192    $   18,412
                                        ==========    ==========    ==========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     135

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998



                                            Total
                                             All          Total        Total         Total       Total         Total       Total
                                          Divisions         NB         Alger       Fidelity     INVESCO       Van Eck       AIM
                                        --------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 16,007,172  $ 3,982,203  $ 4,326,660  $  5,972,694  $ 1,463,539  $  178,227  $   83,849
Net realized gains (losses) on
   investments                             8,536,274      347,823    1,685,294     6,403,348      355,780    (260,570)      4,599
Net unrealized gains (losses) on
   investments                            18,766,977   (2,323,636)   5,825,800    15,230,082      248,681    (368,037)    154,087
                                        ------------  -----------  -----------  ------------  -----------  ----------  ----------
Increase (decrease) in net assets
   from operations                        43,310,423    2,006,390   11,837,754    27,606,124    2,068,000    (450,380)    242,535
                                        ------------  -----------  -----------  ------------  -----------  ----------  ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             128,820,440   12,563,792   13,089,164    92,335,231    8,092,294     875,501   1,864,458
Cost of insurance and
   administrative charges                (14,458,798)  (2,063,802)  (2,525,683)   (8,200,381)  (1,481,570)   (108,634)    (78,728)
Benefit payments                            (306,862)     (11,220)     (26,492)     (259,989)      (9,161)       --          --
Surrenders                               (10,842,736)    (725,767)    (859,454)   (8,654,377)    (586,533)    (15,198)     (1,407)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (3,936,799)   8,461,193    4,831,250   (25,231,056)   6,011,967     216,552   1,773,295
Other                                        (41,582)     (87,331)     (18,626)       54,208        9,107       1,060        --
                                        ------------  -----------  -----------  ------------  -----------  ----------  ----------
Increase (decrease) from principal
   transactions                           99,233,663   18,136,865   14,490,159    50,043,636   12,036,104     969,281   3,557,618
                                        ------------  -----------  -----------  ------------  -----------  ----------  ----------

Total increase (decrease) in net assets  142,544,086   20,143,255   26,327,913    77,649,760   14,104,104     518,901   3,800,153

Net assets at beginning of year          162,486,020   26,924,496   28,100,608    90,636,169   15,526,649   1,298,098        --
                                        ------------  -----------  -----------  ------------  -----------  ----------  ----------

Net assets at end of year               $305,030,106  $47,067,751  $54,428,521  $168,285,929  $29,630,753  $1,816,999  $3,800,153
                                        ============  ===========  ===========  ============  ===========  ==========  ==========


See accompanying notes.












--------------------------------------------------------------------------------
Corporate Benefits                     136

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                              NB
                                      -----------------------------------------------------------------------------
                                           Total           Limited                     Government
                                            NB          Maturity Bond     Growth         Income      Partners
                                      --------------- --------------- ------------- --------------- ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 3,982,203    $   322,085    $1,526,449    $   133,352    $2,000,317
Net realized gains (losses) on
   investments                              347,823         10,003      (264,148)       (53,894)      655,862
Net unrealized gains (losses) on
   investments                           (2,323,636)        59,369       (81,576)       (60,954)   (2,240,475)
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) in net assets
   from operations                        2,006,390        391,457     1,180,725         18,504       415,704
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             12,563,792      3,839,599     2,578,265         31,593     6,114,335
Cost of insurance and
   administrative charges                (2,063,802)      (492,782)     (393,894)       (14,839)   (1,162,287)
Benefit payments                            (11,220)          --            --             --         (11,220)
Surrenders                                 (725,767)       (15,922)     (419,497)        (3,243)     (287,105)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   8,461,193      5,212,588       513,663       (894,126)    3,629,068
Other                                       (87,331)       (31,757)        3,226        (31,566)      (27,234)
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) from principal
   transactions                          18,136,865      8,511,726     2,281,763       (912,181)    8,255,557
                                        -----------    -----------    ----------    -----------    ----------

Total increase (decrease) in net assets  20,143,255      8,903,183     3,462,488       (893,677)    8,671,261

Net assets at beginning of year          26,924,496      6,675,166     5,563,672        893,677    13,791,981
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $47,067,751    $15,578,349    $9,026,160    $      --      $22,463,242
                                        ===========    ===========    ==========    ===========    ===========


See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     137

                        Security Life Separate Account L1

                          Year Ended December 31, 1998



                                                                            Alger
                                      ----------------------------------------------------------------------------
                                                          American       American                    American
                                           Total           Small          MidCap      American       Leveraged
                                           Alger       Capitalization     Growth       Growth         AllCap
                                      ----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 4,326,660    $ 1,585,785    $  539,729    $ 2,083,336    $  117,810
Net realized gains (losses) on
   investments                            1,685,294        186,963       316,932        915,872       265,527
Net unrealized gains (losses) on
   investments                            5,825,800        166,990     1,022,340      3,099,428     1,537,042
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) in net assets
   from operations                       11,837,754      1,939,738     1,879,001      6,098,636     1,920,379
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             13,089,164      4,154,774     2,573,424      5,298,963     1,062,003
Cost of insurance and
   administrative charges                (2,525,683)      (803,988)     (473,224)      (989,260)     (259,211)
Benefit payments                            (26,492)       (14,248)      (12,244)          --            --
Surrenders                                 (859,454)      (196,345)     (376,263)      (216,867)      (69,979)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   4,831,250        (35,168)      528,261      3,094,366     1,243,791
Other                                       (18,626)          (504)      (14,286)         1,597        (5,433)
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) from principal
   transactions                          14,490,159      3,104,521     2,225,668      7,188,799     1,971,171
                                        -----------    -----------    ----------    -----------    ----------

Total increase (decrease) in net assets  26,327,913      5,044,259     4,104,669     13,287,435     3,891,550

Net assets at beginning of year          28,100,608     10,459,112     5,115,538      9,616,179     2,909,779
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $54,428,521    $15,503,371    $9,220,207    $22,903,614    $6,801,329
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     138

                        Security Life Separate Account L1

                          Year Ended December 31, 1998



                                                                                Fidelity
                                       -------------------------------------------------------------------------------------------
                                            Total           Asset                                        Money
                                          Fidelity         Manager        Growth        Overseas         Market       Index 500
                                       -------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  5,972,694    $   745,317     $2,480,616    $   886,122    $   713,205    $ 1,147,434

Net realized gains (losses) on
   investments                             6,403,348         20,247      1,534,000        298,379           --        4,550,722
Net unrealized gains (losses) on
   investments                            15,230,082        315,702      4,444,805        707,398           --        9,762,177
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
   from operations                        27,606,124      1,081,266      8,459,421      1,891,899        713,205     15,460,333
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              92,335,231      2,713,832      8,443,426      5,709,711     55,421,815     20,046,447
Cost of insurance and
   administrative charges                 (8,200,381)      (490,838)    (1,358,671)      (939,010)    (1,769,895)    (3,641,967)
Benefit payments                            (259,989)          --           (8,890)        (8,379)      (240,733)        (1,987)
Surrenders                                (8,654,377)      (652,157)    (2,494,098)      (438,536)    (2,335,262)    (2,734,324)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                  (25,231,056)     1,440,884      1,798,160      2,169,798    (48,429,964)    17,790,066
Other                                         54,208          7,219        (14,128)       (29,375)        39,827         50,665
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) from principal
   transactions                           50,043,636      3,018,940      6,365,799      6,464,209      2,685,788     31,508,900
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase (decrease) in net assets   77,649,760      4,100,206     14,825,220      8,356,108      3,398,993     46,969,233

Net assets at beginning of year           90,636,169      6,137,073     18,074,922     12,225,779     15,013,259     39,185,136
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $168,285,929    $10,237,279    $32,900,142    $20,581,887    $18,412,252    $86,154,369
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     139

                        Security Life Separate Account L1

                          Year Ended December 31, 1998



                                                                                  INVESCO
                                      -------------------------------------------------------------------------------------------
                                                                                                                         Small
                                           Total           Total        Industrial                                      Company
                                          INVESCO         Return          Income        High Yield       Utilities      Growth
                                      -------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  1,463,539    $   271,636    $   453,496    $   720,665    $    18,328    $      (586)
Net realized gains (losses) on
   investments                               355,780        136,473        342,342       (151,382)        35,245         (6,898)
Net unrealized gains (losses) on
   investments                               248,681         73,689        359,519       (541,125)       282,500         74,098
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
   from operations                         2,068,000        481,798      1,155,357         28,158        336,073         66,614
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               8,092,294      2,104,849      3,170,236      2,297,048        435,105         85,056
Cost of insurance and
   administrative charges                 (1,481,570)      (425,176)      (567,563)      (389,895)       (87,692)       (11,244)
Benefit payments                              (9,161)          --           (9,161)          --             --             --
Surrenders                                  (586,533)       (56,509)      (192,220)      (329,292)        (8,210)          (302)
Net transfers among divisions
   (including the loan division and
   Guaranteed interest division in
   the general account)                    6,011,967      2,955,200      1,315,595        931,519        201,017        608,636
Other                                          9,107            556         22,617        (18,840)         4,856            (82)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) from principal
   transactions                           12,036,104      4,578,920      3,739,504      2,490,540        545,076        682,064
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase (decrease) in net assets   14,104,104      5,060,718      4,894,861      2,518,698        881,149        748,678

Net assets at beginning of year           15,526,649      3,044,610      5,958,144      5,364,084      1,159,811           --
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $ 29,630,753    $ 8,105,328    $10,853,005    $ 7,882,782    $ 2,040,960    $   748,678
                                        ============    ===========    ===========    ===========    ===========    ===========




See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     140

                        Security Life Separate Account L1

                          Year Ended December 31, 1998



                                                                                  Van Eck
                                      -------------------------------------------------------------------------------------------
                                                                           Worldwide                     Worldwide      Worldwide
                                             Total         Worldwide         Hard        Worldwide        Emerging         Real
                                            Van Eck        Balanced         Assets         Bonds          Markets         Estate
                                      -------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $    178,227    $    44,624    $   135,776    $      (212)   $    (1,736)   $      (225)
Net realized gains (losses) on
   investments                              (260,570)         4,682       (162,110)           130       (101,436)        (1,836)
Net unrealized gains (losses) on
   investments                              (368,037)       (23,403)      (395,698)         3,953         47,140            (29)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets
   from operations                          (450,380)        25,903       (422,032)         3,871        (56,032)        (2,090)
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 875,501         (1,347)       571,430        129,336        137,102         38,980
Cost of insurance and
   administrative charges                   (108,634)        (9,423)       (86,867)        (1,544)        (7,777)        (3,023)
Benefit payments                                --             --             --              --             --             --
Surrenders                                   (15,198)        (3,105)       (11,871)           --             --            (222)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      216,552       (399,466)       111,286         74,151        387,960         42,621
Other                                          1,060             90          1,059             (7)           (97)            15
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) from principal
   transactions                              969,281       (413,251)       585,037        201,936        517,188         78,371
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase (decrease) in net assets      518,901       (387,348)       163,005        205,807        461,156         76,281

Net assets at beginning of year            1,298,098        387,348        910,750           --             --             --
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $  1,816,999    $      --      $ 1,073,755    $   205,807    $   461,156    $    76,281
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     141

                        Security Life Separate Account L1

                          Year Ended December 31, 1998


                                                           AIM
                                         ---------------------------------------
                                           Total         Capital     Government
                                            AIM       Appreciation   Securities
                                         ---------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   83,849    $   24,053    $   59,796
Net realized gains (losses) on
   investments                               4,599        (3,315)        7,914
Net unrealized gains (losses) on
   investments                             154,087       119,225        34,862
                                        ----------    ----------    ----------
Increase (decrease) in net assets
   from operations                         242,535       139,963       102,572
                                        ----------    ----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             1,864,458       329,635     1,534,823
Cost of insurance and
   administrative charges                  (78,728)      (28,940)      (49,788)
Benefit payments                              --            --            --
Surrenders                                  (1,407)       (1,407)         --
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                  1,773,295       765,185     1,008,110
Other                                         --            --            --
                                        ----------    ----------    ----------
Increase (decrease) from principal
   transactions                          3,557,618     1,064,473     2,493,145
                                        ----------    ----------    ----------

Total increase (decrease) in net assets  3,800,153     1,204,436     2,595,717

Net assets at beginning of year               --            --            --
                                        ----------    ----------    ----------

Net assets at end of year               $3,800,153    $1,204,436    $2,595,717
                                        ==========    ==========    ==========



See accompanying notes.



--------------------------------------------------------------------------------
Corporate Benefits                     142

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997


                                           Total
                                            All           Total          Total           Total          Total          Total
                                         Divisions          NB           Alger          Fidelity       INVESCO        Van Eck
                                      -------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  3,345,072    $   543,430    $   181,965    $ 1,633,324    $   972,193    $    14,160
Net realized gains (losses) on
   investments                             3,199,375        406,286        894,818      1,320,426        523,956         53,889
Net unrealized gains (losses) on
   investments                            10,643,150      2,273,595      1,647,989      6,476,412        298,662        (53,508)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets from
   operations                             17,187,597      3,223,311      2,724,772      9,430,162      1,794,811         14,541
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             104,747,260      5,555,766      6,944,048     89,309,110      2,683,620        254,716
Cost of insurance and
   administrative charges                 (8,284,944)      (957,887)    (1,466,664)    (5,155,026)      (614,145)       (91,222)
Benefit payments                            (406,386)       (20,591)       (63,369)      (322,263)          (163)          --
Surrenders                                (1,977,696)      (146,698)      (412,252)    (1,294,484)      (112,699)       (11,563)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (6,642,529)     8,721,432      9,006,938    (32,708,946)     7,796,299        541,748
Other                                          5,891          9,817         11,046        (21,999)        11,180         (4,153)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) from principal
   transactions                           87,441,596     13,161,839     14,019,747     49,806,392      9,764,092        689,526
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase (decrease) in net assets  104,629,193     16,385,150     16,744,519     59,236,554     11,558,903        704,067

Net assets at beginning of year           57,856,827     10,539,346     11,356,089     31,399,615      3,967,746        594,031
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $162,486,020    $26,924,496    $28,100,608    $90,636,169    $15,526,649    $ 1,298,098
                                        ============    ===========    ===========    ===========    ===========    ===========

See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     143

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                                              NB
                                       ------------------------------------------------------------------------
                                            Total        Limited                     Government
                                             NB       Maturity Bond      Growth        Income        Partners
                                       ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   543,430    $   122,942    $  158,538    $    61,720    $  200,230
Net realized gains (losses) on
   investments                              406,286        (20,056)       14,997         25,762       385,583
Net unrealized gains (losses) on
   investments                            2,273,595        159,151       533,906         26,882     1,553,656
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) in net assets from
   operations                             3,223,311        262,037       707,441        114,364     2,139,469
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              5,555,766      1,332,125     1,158,704        324,257     2,740,680
Cost of insurance and
   administrative charges                  (957,887)      (163,472)     (219,117)       (62,075)     (513,223)
Benefit payments                            (20,591)          --            --             --         (20,591)
Surrenders                                 (146,698)        (3,761)      (71,838)          (792)      (70,307)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   8,721,432      2,758,363     2,141,068     (1,023,987)    4,845,988
Other                                         9,817         (2,202)       11,700         (6,404)        6,723
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) from principal
   transactions                          13,161,839      3,921,053     3,020,517       (769,001)    6,989,270
                                        -----------    -----------    ----------    -----------    ----------

Total increase (decrease)  in net assets 16,385,150      4,183,090     3,727,958       (654,637)    9,128,739

Net assets at beginning of year          10,539,346      2,492,076     1,835,714      1,548,314     4,663,242
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $26,924,496    $ 6,675,166    $5,563,672    $   893,677    $13,791,981
                                        ===========    ===========    ==========    ===========    ===========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     144

                        Security Life Separate Account L1

                          Year Ended December 31, 1997


                                                                         Alger
                                       ------------------------------------------------------------------------------
                                                          American      American                     American
                                            Total          Small         MidCap       American       Leveraged
                                            Alger      Capitalization    Growth        Growth         AllCap
                                       --------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   181,965    $   167,785    $   27,807    $       376    $  (14,003)
Net realized gains (losses) on
   investments                              894,818        114,651       228,363        237,727       314,077
Net unrealized gains (losses) on
   investments                            1,647,989        483,518       246,489        970,056       (52,074)
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) in net assets from
   operations                             2,724,772        765,954       502,659      1,208,159       248,000
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              6,944,048      2,630,863     1,276,492      2,334,377       702,316
Cost of insurance and
   administrative charges                (1,466,664)      (526,742)     (299,891)      (479,902)     (160,129)
Benefit payments                            (63,369)          --         (62,593)          (776)         --
Surrenders                                 (412,252)      (255,386)      (74,317)       (58,850)      (23,699)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   9,006,938      3,518,384     1,419,061      2,796,911     1,272,582
Other                                        11,046         (6,069)       19,072          2,082        (4,039)
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) from principal
   transactions                          14,019,747      5,361,050     2,277,824      4,593,842     1,787,031
                                        -----------    -----------    ----------    -----------    ----------

Total increase (decrease) in net assets  16,744,519      6,127,004     2,780,483      5,802,001     2,035,031

Net assets at beginning of year          11,356,089      4,332,108     2,335,055      3,814,178       874,748
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $28,100,608    $10,459,112    $5,115,538    $ 9,616,179    $2,909,779
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     145

                        Security Life Separate Account L1

                          Year Ended December 31, 1997


                                                                               Fidelity
                                       -----------------------------------------------------------------------------------------
                                           Total           Asset                                       Money
                                          Fidelity        Manager        Growth        Overseas        Market       Index 500
                                       -----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  1,633,324    $   177,599    $   183,570    $   391,160    $   657,285    $   223,710
Net realized gains (losses) on
   investments                             1,320,426         33,000        662,436        332,544           --          292,446
Net unrealized gains (losses) on
   investments                             6,476,412        350,408      1,347,793       (305,456)          --        5,083,667
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in net assets from
   operations                              9,430,162        561,007      2,193,799        418,248        657,285      5,599,823
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              89,309,110      2,162,759      4,558,270      2,410,373     73,366,740      6,810,968
Cost of insurance and
   administrative charges                 (5,155,026)      (242,289)      (813,161)      (525,615)    (2,213,630)    (1,360,331)
Benefit payments                            (322,263)       (20,969)          (548)        (1,233)      (257,371)       (42,142)
Surrenders                                (1,294,484)       (92,218)      (135,829)       (91,869)      (870,621)      (103,947)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                  (32,708,946)     2,215,879      5,219,755      5,730,183    (63,929,591)    18,054,828
Other                                        (21,999)         7,567          3,217         10,563        (35,219)        (8,127)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) from principal
   transactions                           49,806,392      4,030,729      8,831,704      7,532,402      6,060,308     23,351,249
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase (decrease) in net assets   59,236,554      4,591,736     11,025,503      7,950,650      6,717,593     28,951,072

Net assets at beginning of year           31,399,615      1,545,337      7,049,419      4,275,129      8,295,666     10,234,064
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $ 90,636,169    $ 6,137,073    $18,074,922    $12,225,779    $15,013,259    $39,185,136
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     146

                        Security Life Separate Account L1

                          Year Ended December 31, 1997



                                                                         INVESCO
                                      -------------------------------------------------------------------------------
                                           Total           Total        Industrial
                                          INVESCO         Return          Income        High Yield       Utilities
                                      --------------- --------------- --------------- --------------- ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   972,193    $    63,540    $  389,851    $   495,891    $   22,911
Net realized gains (losses) on
   investments                              523,956         46,241       116,951        269,799        90,965
Net unrealized gains (losses) on
   investments                              298,662        203,429       324,767       (253,231)       23,697
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) in net assets from
   operations                             1,794,811        313,210       831,569        512,459       137,573
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              2,683,620        517,831     1,250,551        835,890        79,348
Cost of insurance and
   administrative charges                  (614,145)      (133,107)     (266,208)      (177,612)      (37,218)
Benefit payments                               (163)          --            --             (163)         --
Surrenders                                 (112,699)       (28,672)      (37,810)        (9,783)      (36,434)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   7,796,299      1,498,300     2,804,344      2,695,587       798,068
Other                                        11,180          2,581         6,081          2,305           213
                                        -----------    -----------    ----------    -----------    ----------
Increase (decrease) from principal
   transactions                           9,764,092      1,856,933     3,756,958      3,346,224       803,977
                                        -----------    -----------    ----------    -----------    ----------

Total increase (decrease) in net assets  11,558,903      2,170,143     4,588,527      3,858,683       941,550

Net assets at beginning of year           3,967,746        874,467     1,369,617      1,505,401       218,261
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $15,526,649    $ 3,044,610    $5,958,144    $ 5,364,084    $1,159,811
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     147

                        Security Life Separate Account L1

                          Year Ended December 31, 1997


                                                        Van Eck
                                        --------------------------------------
                                                                      Worldwide
                                           Total      Worldwide         Hard
                                          Van Eck      Balanced        Assets
                                        ----------    ----------    ----------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   14,160    $    5,677    $    8,483
Net realized gains (losses) on
   investments                              53,889        37,785        16,104
Net unrealized gains (losses) on
   investments                             (53,508)        4,122       (57,630)
                                        ----------    ----------    ----------
Increase (decrease) in net assets from
   operations                               14,541        47,584       (33,043)
                                        ----------    ----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               254,716        65,167       189,549
Cost of insurance and
   administrative charges                  (91,222)      (44,774)      (46,448)
Benefit payments                              --            --            --
Surrenders                                 (11,563)       (7,995)       (3,568)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    541,748          (120)      541,868
Other                                       (4,153)         (319)       (3,834)
                                        ----------    ----------    ----------
Increase (decrease) from principal
   transactions                            689,526        11,959       677,567
                                        ----------    ----------    ----------

Total increase (decrease) in net assets    704,067        59,543       644,524

Net assets at beginning of year            594,031       327,805       266,226
                                        ----------    ----------    ----------

Net assets at end of year               $1,298,098    $  387,348    $  910,750
                                        ==========    ==========    ==========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     148

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1996



                                            Total
                                             All            Total          Total          Total          Total          Total
                                          Divisions           NB           Alger         Fidelity       INVESCO        Van Eck
                                       -----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $    942,652    $   242,027    $    11,944    $   465,336    $   223,901    $      (556)
Net realized gains (losses) on
  investments                                401,852         86,478         62,058         97,833        143,358         12,125
Net unrealized gains (losses) on
  investments                              2,675,307        557,274        396,915      1,736,167        (43,084)        28,035
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase in net assets from
  operations                               4,019,811        885,779        470,917      2,299,336        324,175         39,604
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                              44,534,972      2,246,849      2,646,310     38,833,137        609,861        198,815
Cost of insurance and
  administrative charges                  (2,843,666)      (378,501)      (531,589)    (1,733,703)      (158,637)       (41,236)
Benefit payments                              (9,641)          --           (9,457)          (184)          --             --
Surrenders                                  (139,851)       (10,863)       (32,300)       (89,374)        (5,730)        (1,584)
Net transfers among divisions
  (including the loan division and
  guaranteed interest division in
  the general account)                      (905,917)     3,446,134      6,535,350    (13,409,127)     2,217,943        303,783
Other                                        (25,415)         4,193         (1,186)       (29,113)         1,108           (417)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase from principal
  transactions                            40,610,482      5,307,812      8,607,128     23,571,636      2,664,545        459,361
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase in net assets              44,630,293      6,193,591      9,078,045     25,870,972      2,988,720        498,965

Net assets at beginning of year           13,226,534      4,345,755      2,278,044      5,528,643        979,026         95,066
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $ 57,856,827    $10,539,346    $11,356,089    $31,399,615    $ 3,967,746    $   594,031
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     149

                        Security Life Separate Account L1

                          Year Ended December 31, 1996



                                                                            NB
                                       ---------------------------------------------------------------------------
                                            Total           Limited                  Government
                                             NB          Maturity Bond    Growth       Income        Partners
                                       ---------------------------------------------------------------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   242,027    $   114,087    $   66,887    $    26,538    $   34,515
Net realized gains (losses) on
   investments                               86,478        (16,561)      (22,601)         3,867       121,773
Net unrealized gains (losses) on
   investments                              557,274        (29,330)       65,061            443       521,100
                                        -----------    -----------    ----------    -----------    ----------
Increase in net assets from
   operations                               885,779         68,196       109,347         30,848       677,388
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              2,246,849        317,539       634,087        372,680       922,543
Cost of insurance and
   administrative charges                  (378,501)       (74,422)     (101,596)       (56,065)     (146,418)
Benefit payments                               --             --            --             --            --
Surrenders                                  (10,863)        (1,157)       (2,385)           (48)       (7,273)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   3,446,134        398,684       433,683        368,389     2,245,378
Other                                         4,193           (272)         (579)            41         5,003
                                        -----------    -----------    ----------    -----------    ----------
Increase from principal
   transactions                           5,307,812        640,372       963,210        684,997     3,019,233
                                        -----------    -----------    ----------    -----------    ----------

Total increase in net assets              6,193,591        708,568     1,072,557        715,845     3,696,621

Net assets at beginning of year           4,345,755      1,783,508       763,157        832,469       966,621
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $10,539,346    $ 2,492,076    $1,835,714    $ 1,548,314    $4,663,242
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.




--------------------------------------------------------------------------------
Corporate Benefits                     150

                        Security Life Separate Account L1

                          Year Ended December 31, 1996



                                                                         Alger
                                        ---------------------------------------------------------------------
                                                         American       American                    American
                                             Total         Small         MidCap        American     Leveraged
                                             Alger    Capitalization     Growth         Growth       AllCap
                                        ---------------------------------------------------------------------

Increase (decrease) in net assets

OPERATIONS
Net investment income (loss)            $    11,944    $   (10,789)   $    3,037    $    21,022    $   (1,326)
Net realized gains (losses) on
   investments                               62,058          8,187         9,936         22,907        21,028
Net unrealized gains (losses) on
   investments                              396,915         58,340        89,398        227,107        22,070
                                        -----------    -----------    ----------    -----------    ----------
Increase in net assets from
   operations                               470,917         55,738       102,371        271,036        41,772
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              2,646,310        792,375       410,528      1,189,559       253,848
Cost of insurance and
   administrative charges                  (531,589)      (209,010)      (92,306)      (193,812)      (36,461)
Benefit payments                             (9,457)        (4,658)         --             --          (4,799)
Surrenders                                  (32,300)        (7,839)      (10,926)        (9,795)       (3,740)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   6,535,350      2,581,122     1,649,714      1,717,965       586,549
Other                                        (1,186)        (3,605)          587          1,213           619
                                        -----------    -----------    ----------    -----------    ----------
Increase from principal
   transactions                           8,607,128      3,148,385     1,957,597      2,705,130       796,016
                                        -----------    -----------    ----------    -----------    ----------

Total increase in net assets              9,078,045      3,204,123     2,059,968      2,976,166       837,788

Net assets at beginning of year           2,278,044      1,127,985       275,087        838,012        36,960
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $11,356,089    $ 4,332,108    $2,335,055    $ 3,814,178    $  874,748
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     151

                        Security Life Separate Account L1

                          Year Ended December 31, 1996



                                                                           Fidelity
                                         -----------------------------------------------------------------------------------------
                                             Total           Asset                                       Money
                                           Fidelity         Manager        Growth        Overseas        Market        Index 500
                                         -----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $    465,336    $     5,982    $    84,331    $    10,994    $   211,343    $   152,686
Net realized gains (losses) on
   investments                                97,833          7,905          9,661         34,235           --           46,032
Net unrealized gains (losses) on
   investments                             1,736,167         63,068        273,435        238,529           --        1,161,135
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase in net assets from
   operations                              2,299,336         76,955        367,427        283,758        211,343      1,359,853
                                        ------------    -----------    -----------    -----------    -----------    -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              38,833,137        202,285      1,158,382        537,007     36,012,540        922,923
Cost of insurance and
   administrative charges                 (1,733,703)       (59,703)      (298,466)      (145,781)      (938,219)      (291,534)
Benefit payments                                (184)          --             --             --             --             (184)
Surrenders                                   (89,374)          (973)        (9,215)        (8,511)       (56,983)       (13,692)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                  (13,409,127)     1,199,005      4,485,230      2,637,971    (28,785,556)     7,054,223
Other                                        (29,113)           277            (47)           (13)       (27,783)        (1,547)
                                        ------------    -----------    -----------    -----------    -----------    -----------
Increase from principal
   transactions                           23,571,636      1,340,891      5,335,884      3,020,673      6,203,999      7,670,189
                                        ------------    -----------    -----------    -----------    -----------    -----------

Total increase in net assets              25,870,972      1,417,846      5,703,311      3,304,431      6,415,342      9,030,042

Net assets at beginning of year            5,528,643        127,491      1,346,108        970,698      1,880,324      1,204,022
                                        ------------    -----------    -----------    -----------    -----------    -----------

Net assets at end of year               $ 31,399,615    $ 1,545,337    $ 7,049,419    $ 4,275,129    $ 8,295,666    $10,234,064
                                        ============    ===========    ===========    ===========    ===========    ===========


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     152

                        Security Life Separate Account L1

                          Year Ended December 31, 1996




                                                                       INVESCO
                                         ----------------------------------------------------------------------
                                              Total         Total       Industrial
                                             INVESCO       Return         Income      High Yield     Utilities
                                         ----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $   223,901    $    21,883    $   89,544    $   108,319    $    4,155
Net realized gains (losses) on
   investments                              143,358         28,264        30,929         82,830         1,335
Net unrealized gains (losses) on
   investments                              (43,084)        10,956        (7,082)       (53,402)        6,444
                                        -----------    -----------    ----------    -----------    ----------
Increase in net assets from
   operations                               324,175         61,103       113,391        137,747        11,934
                                        -----------    -----------    ----------    -----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                609,861        199,674       243,848        121,818        44,521
Cost of insurance and
   administrative charges                  (158,637)       (45,283)      (55,233)       (48,934)       (9,187)
Benefit payments                               --             --            --             --            --
Surrenders                                   (5,730)        (2,038)       (2,171)        (1,386)         (135)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   2,217,943        506,505       810,269        750,404       150,765
Other                                         1,108            943          (126)           277            14
                                        -----------    -----------    ----------    -----------    ----------
Increase from principal
   transactions                           2,664,545        659,801       996,587        822,179       185,978
                                        -----------    -----------    ----------    -----------    ----------

Total increase in net assets              2,988,720        720,904     1,109,978        959,926       197,912

Net assets at beginning of year             979,026        153,563       259,639        545,475        20,349
                                        -----------    -----------    ----------    -----------    ----------

Net assets at end of year               $ 3,967,746    $   874,467    $1,369,617    $ 1,505,401    $  218,261
                                        ===========    ===========    ==========    ===========    ==========


See accompanying notes.





--------------------------------------------------------------------------------
Corporate Benefits                     153

                        Security Life Separate Account L1

                          Year Ended December 31, 1996




                                                       Van Eck
                                       -----------------------------------------

                                            Total       Worldwide    Worldwide
                                           Van Eck      Balanced    Hard Assets
                                       -----------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $     (556)   $   (1,135)   $      579
Net realized gains (losses) on
   investments                              12,125         2,984         9,141
Net unrealized gains (losses) on
   investments                              28,035        19,343         8,692
                                        ----------    ----------    ----------
Increase in net assets from
   operations                               39,604        21,192        18,412
                                        ----------    ----------    ----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               198,815       135,181        63,634
Cost of insurance and
   administrative charges                  (41,236)      (29,480)      (11,756)
Benefit payments                              --            --            --
Surrenders                                  (1,584)       (1,584)         --
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    303,783       126,152       177,631
Other                                         (417)         (468)           51
                                        ----------    ----------    ----------
Increase from principal
   transactions                            459,361       229,801       229,560
                                        ----------    ----------    ----------

Total increase in net assets               498,965       250,993       247,972

Net assets at beginning of year             95,066        76,812        18,254
                                        ----------    ----------    ----------

Net assets at end of year               $  594,031    $  327,805    $  266,226
                                        ==========    ==========    ==========

See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                     154

                        Security Life Separate Account L1

                          Notes to Financial Statements

                                December 31, 1998


NOTE A. ORGANIZATION

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine and Strategic Advantage Variable Universal Life ("FirstLine and Strategic Advantage") policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1998, the Separate Account offered twenty-three investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger Berman Management Incorporated (NB)
     Neuberger Berman Limited Maturity Bond Portfolio
     Neuberger Berman Growth Portfolio
     Neuberger Berman Partners Portfolio

Fred Alger Management, Inc. (Alger)
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio


--------------------------------------------------------------------------------
Corporate Benefits                     155

                        Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Industrial Income Portfolio
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio
     INVESCO VIF Small Company Growth Portfolio

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Hard Assets Portfolio (formerly known as "Van Eck Gold and Natural Resources Portfolio")
     Van Eck Worldwide Real Estate Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Bond Portfolio

AIM Advisors, Inc. (AIM)
     AIM VI - Capital Appreciation Portfolio
     AIM VI - Government Securities Portfolio

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger Berman Government Income Portfolio and the Van Eck Worldwide Balanced Portfolio stopped accepting new investments. These divisions were discontinued during 1998.

Effective February 19, 1998, six new divisions became available to the policyholders for investment in the following funds:

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Real Estate Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Bond Portfolio

AIM Advisors, Inc. (AIM)
     AIM VI - Capital Appreciation Portfolio
     AIM VI - Government Securities Portfolio

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Small Company Growth Portfolio


--------------------------------------------------------------------------------
Corporate Benefits                     156

                        Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

The FirstLine and FirstLine policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The FirstLine and Strategic Advantage products also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.




--------------------------------------------------------------------------------
Corporate Benefits                     157

                        Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1998, 1997 and 1996 were $1,740,661; $813,630 and
$241,127, respectively.

POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.

















--------------------------------------------------------------------------------
Corporate Benefits                     158

                        Security Life Separate Account L1

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1998, 1997 and 1996 were $14,458,798; $8,284,944 and $2,843,666, respectively.
Dividends made by the Funds are reinvested in the Funds.

The following is a summary of Fund shares owned as of December 31, 1998:


                                            Number              Net               Value
                                              of               Asset            of Shares           Cost of
                   FUND                     Shares             Value            at Market            Shares
----------------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                   1,127,232.206       $13.82      $  15,578,349      $  15,334,595
   Growth                                    343,330.535       $26.29          9,026,160          8,510,696
   Government Income                             --            $11.14             --                 --
   Partners                                1,186,647.771       $18.93         22,463,242         22,570,797

Fred Alger Management, Inc.:
   American Small Capitalization             352,589.754       $43.97         15,503,371         14,851,950
   American MidCap Growth                    319,369.785       $28.87          9,220,207          7,858,579
   American Growth                           430,357.281       $53.22         22,903,614         18,608,688
   American Leveraged AllCap                 194,880.482       $34.90          6,801,329          5,293,171

Fidelity Management & Research Co.:
   Asset Manager                             563,726.801       $18.16         10,237,279          9,501,494
   Growth                                    733,232.497       $44.87         32,900,142         26,845,882
   Overseas                                1,026,528.069       $20.05         20,581,887         19,913,166
   Money Market                           18,412,252.400        $1.00         18,412,252         18,412,252
   Index 500                                 609,942.422      $141.25         86,154,369         70,067,500

INVESCO Funds Group, Inc.:
   Total Return                              488,861.727       $16.58          8,105,328          7,814,990
   Industrial Income                         583,181.351       $18.61         10,853,005         10,163,306
   High Yield                                696,358.875       $11.32          7,882,782          8,752,765
   Utilities                                 114,789.679       $17.78          2,040,960          1,727,429
   Small Company Growth                       64,989.440       $11.52            748,678            674,581

Van Eck Associates Corporation:
   Worldwide Balanced                             --           $12.03              --                 --
   Worldwide Hard Assets                     116,712.440        $9.20          1,073,755          1,517,809
   Worldwide Bond                             16,759.491       $12.28            205,807            201,853
   Worldwide Emerging Markets                 64,769.133        $7.12            461,156            414,017
   Worldwide Real Estate                       7,995.940        $9.54             76,281             76,310

AIM Advisors, Inc.:
   Capital Appreciation                       47,795.065       $25.20          1,204,436          1,085,211
   Government Securities                     232,175.030       $11.18          2,595,717          2,560,855
                                                                       -----------------  -----------------

Total                                                                       $305,030,106       $272,757,896
                                                                       =================  =================


--------------------------------------------------------------------------------
Corporate Benefits                     159

                        Security Life Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

For the year ended December 31, 1998, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:


                                               Beginning                                                   End
FUND                                            of Year           Purchases            Sales             of Year
------------------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                       $6,490,167        $11,289,258       ($2,444,830)        $15,334,595
   Growth                                       4,895,677          7,029,074        (3,414,055)          8,510,696
   Government Income                              833,365            137,502          (970,867)              --
   Partners                                    11,515,832         13,300,529        (2,245,564)         22,570,797

Fred Alger Management, Inc.:
   American Small Capitalization               10,791,047          8,512,969        (4,452,066)         14,851,950
   American MidCap Growth                       4,680,691          5,007,799        (1,829,911)          7,858,579
   American Growth                              8,426,205         12,330,367        (2,147,884)         18,608,688
   American Leveraged AllCap                    2,939,669          4,357,148        (2,003,646)          5,293,171

Fidelity Management & Research Co.:
   Asset Manager                                5,638,123          5,278,809        (1,415,438)          9,501,494
   Growth                                      16,477,099         23,941,147       (13,572,364)         26,845,882
   Overseas                                    12,237,937         23,905,882       (16,230,653)         19,913,166
   Money Market                                14,300,455         74,696,311       (70,584,514)         18,412,252
   Index 500                                   32,789,297         45,050,855        (7,772,652)         70,067,500

INVESCO Funds Group, Inc.:
   Total Return                                 2,812,500          5,585,718          (583,228)          7,814,990
   Industrial Income                            5,602,678          5,964,437        (1,403,809)         10,163,306
   High Yield                                   4,793,052         10,924,985        (6,965,272)          8,752,765
   Utilities                                    1,129,569            919,214          (321,354)          1,727,429
   Small Company Growth                             --               775,726          (101,145)            674,581

Van Eck Associates Corporation:
   Worldwide Balanced                             364,193             72,504          (436,697)               --
   Worldwide Hard Assets                          959,451          1,175,104          (616,746)          1,517,809
   Worldwide Bond                                   --               222,604           (20,751)            201,853
   Worldwide Emerging Markets                       --               771,909          (357,892)            414,017
   Worldwide Real Estate                            --                95,356           (19,046)             76,310

AIM Advisors, Inc.
   Capital Appreciation                             --             1,174,137           (88,926)          1,085,211
   Government Securities                            --             2,744,143          (183,288)          2,560,855
                                          ---------------       ------------     --------------       ------------

Total                                        $147,677,007       $265,263,487     ($140,182,598)       $272,757,896
                                          ===============       ============     ==============       ============

Aggregate proceeds from sales of investments for the year ended December 31, 1998 were $148,718,872.

--------------------------------------------------------------------------------
Corporate Benefits                     160

                        Security Life Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The FirstLine and Strategic Advantage products provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The FirstLine and Strategic Advantage policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.














--------------------------------------------------------------------------------
Corporate Benefits                     161

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1998:


                                                                            (Decrease)
                                                                                for
                                         Outstanding        Increase        Withdrawals      Outstanding
                                         At Beginning     for Payments       and Other          At End
               Division                    of Year          Received        Deductions         of Year
-----------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                 552,985.394      801,233.327     (108,659.600)    1,245,559.121
   Growth                                316,146.084      250,854.619     (119,514.327)      447,486.376
   Government Income                      75,811.559           58.537      (75,870.096)            --
   Partners                              626,285.721      455,096.290      (95,083.993)      986,298.018

Fred Alger Management, Inc.:
   American Small Capitalization         648,733.740      333,770.247     (143,811.569)      838,692.418
   American MidCap Growth                288,809.482      167,037.228      (53,314.238)      402,532.472
   American Growth                       569,990.309      442,313.190      (88,607.433)      923,696.066
   American Leveraged AllCap             148,542.639      102,168.282      (29,068.475)      221,642.446

Fidelity Management & Research Co.:
   Asset Manager                         410,906.106      270,972.780      (81,623.673)      600,255.213
   Growth                                983,842.388      614,542.294     (304,904.344)    1,293,480.338
   Overseas                              950,328.899      861,220.218     (381,889.210)    1,429,659.907
   Money Market                        1,303,059.881    5,059,561.984   (4,836,217.466)    1,526,404.399
   Index 500                           1,863,056.104    1,617,935.444     (265,001.029)    3,215,990.519

INVESCO Funds Group, Inc.:
   Total Return                          184,042.238      307,178.543      (40,663.565)      450,557.216
   Industrial Income                     297,553.033      216,644.366      (40,580.647)      473,616.752
   High Yield                            333,501.857      283,205.205     (129,848.414)      486,858.648
   Utilities                              78,118.685       41,701.114       (9,440.183)      110,379.616
   Small Company Growth                        --          71,535.065       (4,028.624)       67,506.441

Van Eck Associates Corporation:
   Worldwide Balanced                     32,139.282          190.627      (32,329.909)             --
   Worldwide Hard Assets                  77,046.773       68,491.375      (13,024.324)      132,513.824
   Worldwide Bond                              --          18,882.425         (226.108)       18,656.317
   Worldwide Emerging Markets                  --         105,064.405      (37,710.110)       67,354.295
   Worldwide Real Estate                       --           9,848.072       (1,082.840)        8,765.232

AIM Advisors, Inc.:
   Capital Appreciation                        --         108,895.839       (3,437.972)      105,457.867
   Government Securities                       --         261,432.015      (15,281.953)      246,150.062


--------------------------------------------------------------------------------
Corporate Benefits                     162

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1997:


                                                                                (Decrease)
                                                                                    for
                                           Outstanding         Increase         Withdrawals      Outstanding
                                          At Beginning       for Payments        and Other          At End
                Division                     of Year           Received         Deductions         of Year
--------------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                     218,725.891        334,572.082          (312.579)     552,985.394
   Growth                                    133,567.983        187,433.957        (4,855.856)     316,146.084
   Government Income                         142,773.403         30,012.660       (96,974.504)      75,811.559
   Partners                                  275,892.457        354,159.052        (3,765.788)     626,285.721

Fred Alger Management, Inc.:
   American Small Capitalization             297,073.322        368,659.345       (16,998.927)     648,733.740
   American MidCap Growth                    150,480.473        143,410.236        (5,081.227)     288,809.482
   American Growth                           282,175.287        292,019.948        (4,204.926)     569,990.309
   American Leveraged AllCap                  53,044.470         96,743.489        (1,245.320)     148,542.639

Fidelity Management & Research Co.:
   Asset Manager                             123,908.168        294,115.342        (7,117.404)     410,906.106
   Growth                                    470,285.667        522,440.765        (8,884.044)     983,842.388
   Overseas                                  367,948.109        589,863.772        (7,482.982)     950,328.899
   Money Market                              753,707.969      6,017,484.702    (5,468,132.790)   1,303,059.881
   Index 500                                 640,890.650      1,227,420.261        (5,254.807)   1,863,056.104

INVESCO Funds Group, Inc.:
   Total Return                               64,490.483        121,436.060        (1,884.305)     184,042.238
   Industrial Income                          87,035.356        212,619.908        (2,102.231)     297,553.033
   High Yield                                108,999.107        225,144.290          (641.540)     333,501.857
   Utilities                                  18,008.490         63,007.328        (2,897.133)      78,118.685

Van Eck Associates Corporation:
   Worldwide Balanced                         29,808.787          5,838.562        (3,508.067)      32,139.282
   Worldwide Hard Assets                      21,966.093         55,323.208          (242.528)      77,046.773





--------------------------------------------------------------------------------
Corporate Benefits                     163

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:


                                                                               (Decrease)
                                                                                   for
                                           Outstanding        Increase         Withdrawals       Outstanding
                                          at Beginning       or Payments        and Other          at End
               Division                      of Year          Received         Deductions          of Year
--------------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                     162,009.578        57,300.933          (584.620)      218,725.891
   Growth                                     60,162.107        74,132.806          (726.930)      133,567.983
   Government Income                          77,187.706        65,930.987          (345.290)      142,773.403
   Partners                                   73,535.288       203,456.199        (1,099.030)      275,892.457

Fred Alger Management, Inc.:
   American Small Capitalization              80,027.266       218,770.486        (1,724.430)      297,073.322
   American MidCap Growth                     19,692.860       131,814.883        (1,027.270)      150,480.473
   American Growth                            69,805.233       214,057.614        (1,687.560)      282,175.287
   American Leveraged AllCap                   2,494.731        51,210.999          (661.260)       53,044.470

Fidelity Management & Research Co.:
   Asset Manager                              11,627.088       112,576.840          (295.760)      123,908.168
   Growth                                    102,248.988       369,855.299        (1,818.620)      470,285.667
   Overseas                                   93,906.733       275,584.696        (1,543.320)      367,948.109
   Money Market                              178,653.159     3,174,656.740    (2,599,601.930)      753,707.969
   Index 500                                  91,903.027       551,031.963        (2,044.340)      640,890.650

INVESCO Funds Group, Inc.:
   Total Return                               12,602.664        52,659.359          (771.540)       64,490.483
   Industrial Income                          20,026.102        67,339.104          (329.850)       87,035.356
   High Yield                                 45,708.358        63,646.889          (356.140)      108,999.107
   Utilities                                   1,879.859        16,197.511           (68.880)       18,008.490

Van Eck Associates Corporation:
   Worldwide Balanced                          7,739.274        22,412.363          (342.850)       29,808.787
   Worldwide Hard Assets                       1,765.913        20,257.020           (56.840)       21,966.093





--------------------------------------------------------------------------------
Corporate Benefits                     164

                        Security Life Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1998 consisted of the following:


                                                                               Accumulated          Net
                                                              Accumulated      Net Realized      Unrealized
                                                              Investment          Gains            Gains
                                             Principal          Income         (Losses) On       (Losses) On
               Division                     Transactions        (Loss)         Investments       Investments       Net Assets
------------------------------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                   $  14,798,256     $    554,555    $    (18,215)     $     243,753     $  15,578,349
   Growth                                      7,028,181        1,750,191        (267,675)           515,463         9,026,160
   Government Income                           (197,709)          219,245         (21,536)                 -                 -
   Partners                                   19,164,868        2,232,497        1,173,430         (107,553)        22,463,242

Fred Alger Management, Inc.:
   American Small Capitalization              12,782,408        1,740,285          329,258           651,420        15,503,371
   American MidCap Growth                      6,729,922          570,025          558,634         1,361,626         9,220,207
   American Growth                            15,328,177        2,102,491        1,178,019         4,294,927        22,903,614
   American Leveraged AllCap                   4,597,430          102,339          593,403         1,508,157         6,801,329

Fidelity Management & Research Co.:
   Asset Manager                               8,511,070          928,642           61,784           735,783        10,237,279
   Growth                                     21,880,758        2,745,144        2,220,029         6,054,211        32,900,142
   Overseas                                   17,959,130        1,286,196          667,842           668,719        20,581,887
   Money Market                               16,762,206        1,650,046                -                 -        18,412,252
   Index 500                                  63,645,284        1,521,424        4,900,792        16,086,869        86,154,369

INVESCO Funds Group, Inc.:
   Total Return                                7,241,724          359,909          213,358           290,337         8,105,328
   Industrial Income                           8,730,383          941,544          491,379           689,699        10,853,005
   High Yield                                  7,183,287        1,366,993          202,483         (869,981)         7,882,782
   Utilities                                   1,554,382           45,485          127,560           313,533         2,040,960
   Small Company Growth                          682,064            (586)          (6,898)            74,098           748,678

Van Eck Associates Corporation:
   Worldwide Balanced                           (94,857)           49,411           45,446                 -                 -
   Worldwide Hard Assets                       1,509,491          144,822        (136,502)         (444,056)         1,073,755
   Worldwide Bond                                201,935            (212)              130             3,954           205,807
   Worldwide Emerging Markets                    517,189          (1,736)        (101,436)            47,139           461,156
   Worldwide Real Estate                          78,370            (225)          (1,836)              (28)            76,281

AIM Advisors, Inc.:
   Capital Appreciation                        1,064,475           24,052          (3,314)           119,223         1,204,436
   Government Securities                       2,493,145           59,796            7,914            34,862         2,595,717
                                            ------------      -----------      -----------       -----------      ------------
Total                                       $240,151,569      $20,392,333      $12,214,049       $32,272,155      $305,030,106
                                            ============      ===========      ===========       ===========      ============


--------------------------------------------------------------------------------
Corporate Benefits                     165

                        Security Life Separate Account L1

NOTE I. YEAR 2000 (UNAUDITED)

The Company has initiated a program to prepare the Company's computer systems and applications for the year 2000. This program includes all systems utilized by the Company as well as the systems of other companies that interface with the Company. The Company has completed an assessment and is in the process of modifying portions of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. Accordingly, the Company does not expect the amounts required for this project to have a material effect on its financial position.

The project is estimated to be completed no later than June 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software, and conversions to new software, the Year 2000 will not pose significant operational problems for its computer software systems. However, if such modifications and conversions are not made, or are not completed in a timely manner, it could have a material impact on the operations of the Company.

The Company has initiated formal communications and interface testing plans with all of its suppliers and customers to determine the extent to which its interface systems are vulnerable to those third parties' failure to have their systems Year 2000 compatible and will act accordingly to prevent operational disruptions.













--------------------------------------------------------------------------------
Corporate Benefits                     166

                                            Financial Statements - Unaudited

                                            Security Life Separate Account L1
                                            of Security Life of Denver
                                            Insurance Company


                                            Nine months ended September 30, 1999





--------------------------------------------------------------------------------
Corporate Benefits                     167

                        Security Life Separate Account L1

                        Financial Statements - Unaudited


                      Nine months ended September 30, 1999





                                    CONTENTS

Financial Statements - Unaudited

Statement of Net Assets .....................................................169
Statement of Operations .....................................................176
Statement of Changes in Net Assets ..........................................183
Notes to Financial Statements ...............................................190













--------------------------------------------------------------------------------
Corporate Benefits                     168

                        Security Life Separate Account L1

                             Statement of Net Assets
                                   (Unaudited)
                               September 30, 1999

                                 TOTAL
                                  ALL          TOTAL          TOTAL         TOTAL         TOTAL         TOTAL         TOTAL
                               DIVISIONS         NB           ALGER        FIDELITY      INVESCO       VAN ECK         AIM
                              -------------  ------------   ------------ -------------  ------------  -----------    -----------

ASSETS
Investments in mutual funds
at market value (Note C)      $408,389,528   $47,839,833    $76,536,852  $234,421,699   $37,761,399   $3,989,478     $7,840,267
                              -------------  ------------   ------------ -------------  ------------  -----------    -----------
Net assets                    $408,389,528   $47,839,833    $76,536,852  $234,421,699   $37,761,399   $3,989,478     $7,840,267
                              =============  ============   ============ =============  ============  ===========    ===========

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)     $408,389,528   $47,839,833    $76,536,852  $234,421,699   $37,761,399   $3,989,478     $7,840,267
                              -------------  ------------   ------------ -------------  ------------  -----------    -----------

TOTAL POLICYHOLDER RESERVES   $408,389,528   $47,839,833    $76,536,852  $234,421,699   $37,761,399   $3,989,478     $7,840,267
                              =============  ============   ============ =============  ============  ===========    ===========


See accompanying notes.











--------------------------------------------------------------------------------
Corporate Benefits                     169

                        Security Life Separate Account L1

                                   (Unaudited)
                               September 30, 1999


                                                              NB
                                  -----------------------------------------------------------
                                      TOTAL         LIMITED
                                       NB        MATURITY BOND     GROWTH        PARTNERS
                                  -------------- --------------  ------------  --------------

ASSETS
Investments in mutual funds at
   market value (Note C)            $47,839,833    $13,068,057     $9,619,934    $25,151,842
                                  -------------  -------------   ------------  --------------
Net assets                          $47,839,833    $13,068,057     $9,619,934    $25,151,842
                                  =============  ==============  ============  ==============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)           $47,839,833    $13,068,057     $9,619,934    $25,151,842
                                  -------------  --------------  ------------  --------------

TOTAL POLICYHOLDER RESERVES         $47,839,833    $13,068,057     $9,619,934    $25,151,842
                                  =============  ==============  ============  ==============

Number of division units
outstanding
   (Note G)                                      1,039,622.674    473,888.373  1,125,362.057
                                                 ==============  ============  ==============

Value per divisional unit                               $12.57         $20.30         $22.35
                                                 ==============  ============  ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     170

                        Security Life Separate Account L1

                                   (Unaudited)
                               September 30, 1999


                                                                    ALGER
                                  --------------------------------------------------------------------------
                                                   AMERICAN       AMERICAN                      AMERICAN
                                      TOTAL          SMALL         MIDCAP        AMERICAN       LEVERAGED
                                      ALGER      CAPITALIZATION    GROWTH         GROWTH         ALLCAP
                                  -------------  --------------  ------------  --------------  -------------

ASSETS
Investments in mutual funds at
   market value (Note C)            $76,536,852    $19,498,480    $12,472,535    $31,328,893    $13,236,944
                                  -------------  --------------  ------------  -------------   -------------
Net assets                          $76,536,852    $19,498,480    $12,472,535    $31,328,893    $13,236,944
                                  =============  ==============  ============  ==============  =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)           $76,536,852    $19,498,480    $12,472,535    $31,328,893    $13,236,944
                                  -------------  --------------  ------------  --------------  -------------

TOTAL POLICYHOLDER RESERVES         $76,536,852    $19,498,480    $12,472,535    $31,328,893    $13,236,944
                                  =============  ==============  ============  ==============  =============

Number of division units
outstanding
   (Note G)                                        969,591.252    521,645.131  1,155,621.285    341,422.339
                                                 ==============  ============  ==============  =============

Value per divisional unit                               $20.11         $23.91         $27.11         $38.77
                                                 ==============  ============  ==============  =============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     171

                        Security Life Separate Account L1

                                   (Unaudited)
                               September 30, 1999


                                                                       FIDELITY
                                 --------------------------------------------------------------------------------------
                                     TOTAL          ASSET                                       MONEY
                                    FIDELITY       MANAGER        GROWTH        OVERSEAS        MARKET       INDEX 500
                                 --------------  ------------  -------------  -------------  -------------  -------------

ASSETS
Investments in mutual funds at
   market value (Note C)           $234,421,699   $10,482,357   $42,362,233     $26,565,028   $34,894,073   $120,118,008
                                 --------------  ------------  -------------  -------------  -------------  -------------
Net assets                         $234,421,699   $10,482,357   $42,362,233     $26,565,028   $34,894,073   $120,118,008
                                 ==============  ============  =============  =============  =============  =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)          $234,421,699   $10,482,357   $42,362,233     $26,565,028   $34,894,073   $120,118,008
                                 --------------  ------------  -------------  -------------  -------------  -------------

TOTAL POLICYHOLDER RESERVES        $234,421,699   $10,482,357   $42,362,233     $26,565,028   $34,894,073   $120,118,008
                                 ==============  ============  =============  ============== =============  =============

Number of division units
outstanding
   (Note G)                                       605,216.916  1,505,409.839  1,623,779.218  2,804,989.794  4,294,530.144
                                                 ============  =============  =============  =============  =============

Value per divisional unit                              $17.32        $28.14          $16.36         $12.44         $27.97
                                                 ============  =============  =============  =============  =============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     172

                        Security Life Separate Account L1

                                   (Unaudited)
                               September 30, 1999


                                                                          INVESCO
                                  -----------------------------------------------------------------------------------------
                                      TOTAL          TOTAL       INDUSTRIAL                                  SMALL COMPANY
                                     INVESCO        RETURN         INCOME       HIGH YIELD      UTILITIES       GROWTH
                                  --------------  -------------  ------------  -------------  -------------  --------------

ASSETS
Investments in mutual funds at
   market value (Note C)            $37,761,399    $10,081,573    $13,672,547     $8,460,163     $3,283,833     $2,263,283
                                  --------------  -------------  ------------  -------------  -------------  --------------
Net assets                          $37,761,399    $10,081,573    $13,672,547     $8,460,163     $3,283,833     $2,263,283
                                  ==============  =============  ============  =============  =============  ==============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)           $37,761,399    $10,081,573    $13,672,547     $8,460,163     $3,283,833     $2,263,283
                                  --------------  -------------  ------------  -------------  -------------  --------------

TOTAL POLICYHOLDER RESERVES         $37,761,399    $10,081,573    $13,672,547     $8,460,163     $3,283,833     $2,263,283
                                  ==============  =============  ============  =============  =============  ==============

Number of division units
outstanding
   (Note G)                                        587,846.822    564,281.758    498,536.417    166,522.972    158,826.877
                                                  =============  ============  =============  =============  ==============

Value per divisional unit                               $17.15         $24.23         $16.97         $19.72         $14.25
                                                  =============  ============  =============  =============  ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     173

                        Security Life Separate Account L1

                                   (Unaudited)
                               September 30, 1999


                                                                  VAN ECK
                                   -----------------------------------------------------------------------
                                                 WORLDWIDE                     WORLDWIDE      WORLDWIDE
                                     TOTAL         HARD         WORLDWIDE      EMERGING         REAL
                                    VAN ECK       ASSETS          BOND          MARKETS        ESTATE
                                   ----------  -------------  -------------  -------------  --------------

ASSETS
Investments in mutual funds at
   market value (Note C)           $3,989,478     $1,953,938       $433,186     $1,345,900       $256,454
                                   ----------  -------------  -------------  -------------  --------------
Net assets                         $3,989,478     $1,953,938       $433,186     $1,345,900       $256,454
                                   ==========  =============  =============  =============  ==============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)          $3,989,478     $1,953,938       $433,186     $1,345,900       $256,454
                                   ----------  -------------  -------------  -------------  --------------

TOTAL POLICYHOLDER RESERVES        $3,989,478     $1,953,938       $433,186     $1,345,900       $256,454
                                   ==========  =============  =============  =============  ==============

Number of division units
outstanding
   (Note G)                                      206,329.250     41,934.753    154,879.171     29,109.421
                                               =============  =============  =============  ==============

Value per divisional unit                              $9.47         $10.33          $8.69          $8.81
                                               =============  =============  =============  ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     174

                        Security Life Separate Account L1

                                   (Unaudited)
                               September 30, 1999


                                                            AIM
                                         ---------------------------------------
                                           TOTAL         CAPITAL      GOVERNMENT
                                            AIM        APPRECIATION   SECURITIES
                                         ----------- ---------------- ----------

ASSETS
Investments in mutual funds at
   market value (Note C)                  $7,840,267    $3,053,235    $4,787,032
                                         ------------ ------------- ------------
Net assets                                $7,840,267    $3,053,235    $4,787,032
                                         ============ ============= ============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                 $7,840,267    $3,053,235    $4,787,032
                                         ------------ ------------- ------------

TOTAL POLICYHOLDER RESERVES               $7,840,267    $3,053,235    $4,787,032
                                         ============ ============= ============

Number of division units outstanding
   (Note G)                                            252,333.471   462,515.169
                                                      ============= ============

Value per divisional unit                                   $12.10        $10.35
                                                      ============= ============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     175

                        Security Life Separate Account L1

                             Statement of Operations
                                   (Unaudited)
                      Nine months ended September 30, 1999


                                     TOTAL
                                      ALL          TOTAL        TOTAL         TOTAL        TOTAL      TOTAL      TOTAL
                                   DIVISIONS        NB          ALGER       FIDELITY      INVESCO    VAN ECK      AIM
                                  ------------  ------------  -----------  -----------  -----------  --------  -----------

INVESTMENT INCOME
Dividends from mutual funds       $16,941,715    $2,123,919    $7,325,481   $7,461,489            -   $30,826           -
Less valuation period deductions
    (Note B)                        2,046,339       273,318       384,719    1,140,818     $196,400    18,383     $32,701
                                  ------------  ------------  -----------  -----------  -----------  --------  -----------
Net investment income (loss)       14,895,376     1,850,601     6,940,762    6,320,671    (196,400)    12,443    (32,701)
                                  ------------  ------------  -----------  -----------  -----------  --------  -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                    13,909,102     (135,889)     3,847,712    9,196,782      916,656    60,896      22,945
Net unrealized gains (losses) on
    investments                   (10,871,813)  (2,235,009)   (4,536,943)  (4,797,945)      321,114   299,818      77,152
                                  ------------  ------------  -----------  -----------  -----------  --------  -----------
Net realized and unrealized
gains (losses) on investments       3,037,289   (2,370,898)     (689,231)    4,398,837    1,237,770   360,714     100,097
                                  ------------  ------------  -----------  -----------  -----------  --------  -----------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                    $17,932,665    ($520,297)    $6,251,531  $10,719,508   $1,041,370  $373,157     $67,396
                                  ============  ============  ===========  ===========  ===========  ========  ===========


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     176

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                              NB
                                  -----------------------------------------------------------
                                      TOTAL         LIMITED
                                       NB        MATURITY BOND     GROWTH        PARTNERS
                                  -------------  -------------  -------------  --------------

INVESTMENT INCOME
Dividends from mutual funds          $2,123,919       $911,596       $453,085       $759,238
Less valuation period deductions
    (Note B)                            273,318         83,757         49,751        139,810
                                  -------------  -------------  -------------  --------------
Net investment income (loss)          1,850,601        827,839        403,334        619,428
                                  -------------  -------------  -------------  --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                       (135,889)      (253,335)      (271,898)        389,344
Net unrealized gains (losses) on
    investments                     (2,235,009)      (517,057)       (40,207)    (1,677,745)
                                  -------------  -------------  -------------  --------------
Net realized and unrealized
gains (losses) on investments       (2,370,898)      (770,392)      (312,105)    (1,288,401)
                                  -------------  -------------  -------------  --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                       ($520,297)        $57,447        $91,229     ($668,973)
                                  =============  =============  =============  ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     177

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                                    ALGER
                                  --------------------------------------------------------------------------
                                                   AMERICAN       AMERICAN                      AMERICAN
                                      TOTAL          SMALL         MIDCAP        AMERICAN       LEVERAGED
                                      ALGER      CAPITALIZATION    GROWTH         GROWTH         ALLCAP
                                  -------------  --------------  ------------  --------------  -------------

INVESTMENT INCOME
Dividends from mutual funds          $7,325,481     $2,200,048     $1,636,538     $2,764,203       $724,692
Less valuation period deductions
    (Note B)                            384,719         97,314         61,293        165,157         60,955
                                  -------------  --------------  ------------  --------------  -------------
Net investment income (loss)          6,940,762      2,102,734      1,575,245      2,599,046        663,737
                                  -------------  --------------  ------------  --------------  -------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                       3,847,712      (254,740)        155,044      1,688,880      2,258,528
Net unrealized gains (losses) on
    investments                     (4,536,943)      (358,981)    (1,323,462)    (2,152,621)      (701,879)
                                  -------------  --------------  ------------  --------------  -------------
Net realized and unrealized
gains (losses) on investments         (689,231)      (613,721)    (1,168,418)      (463,741)      1,556,649
                                  -------------  --------------  ------------  --------------  -------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                     $6,251,531     $1,489,013       $406,827     $2,135,305     $2,220,386
                                  =============  ==============  ============  ==============  =============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                     178

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                                     FIDELITY
                                  -------------------------------------------------------------------------------
                                     TOTAL        ASSET                                   MONEY
                                   FIDELITY      MANAGER       GROWTH      OVERSEAS      MARKET      INDEX 500
                                  -----------  -----------  ------------  -----------  -----------  ------------

INVESTMENT INCOME
Dividends from mutual funds        $7,461,489     $798,528    $3,508,501     $820,014     $830,711   $1,503,735
Less valuation period deductions
    (Note B)                        1,140,818       61,269       217,300      131,693      126,634      603,922
                                  -----------  -----------  ------------  -----------  -----------  ------------
Net investment income (loss)        6,320,671      737,259     3,291,201      688,321      704,077      899,813
                                  -----------  -----------  ------------  -----------  -----------  ------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                     9,196,782      114,141     6,110,588      276,971            -    2,695,082
Net unrealized gains (losses) on
    investments                   (4,797,945)    (685,209)   (5,671,895)    2,098,113            -    (538,954)
                                  -----------  -----------  ------------  -----------  -----------  ------------
Net realized and unrealized
gains (losses) on investments       4,398,837    (571,068)       438,693    2,375,084            -    2,156,128
                                  -----------  -----------  ------------  -----------  -----------  ------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                    $10,719,508     $166,191    $3,729,894   $3,063,405     $704,077   $3,055,941
                                  ===========  ===========  ============  ===========  ===========  ============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                     179

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                                       INVESCO
                                  -----------------------------------------------------------------------------------
                                                                                                            SMALL
                                      TOTAL          TOTAL       INDUSTRIAL                                COMPANY
                                     INVESCO        RETURN         INCOME       HIGH YIELD    UTILITIES    GROWTH
                                  -------------  -------------  -------------  -------------  ---------  ------------

INVESTMENT INCOME
Dividends from mutual funds                   -              -              -              -          -            -
Less valuation period deductions
    (Note B)                           $196,400        $52,259        $69,936        $48,767    $16,883       $8,555
                                  -------------  -------------  -------------  -------------  ---------  ------------
Net investment income (loss)          (196,400)       (52,259)       (69,936)       (48,767)   (16,883)      (8,555)
                                  -------------  -------------  -------------  -------------  ---------  ------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                         916,656        282,794        423,686      (191,447)    298,134      103,489
Net unrealized gains (losses) on
    investments                         321,114      (720,172)        195,085        636,457  (165,901)      375,645
                                  -------------  -------------  -------------  -------------  ---------  ------------
Net realized and unrealized
gains (losses) on investments         1,237,770      (437,378)        618,771        445,010    132,233      479,134
                                  -------------  -------------  -------------  -------------  ---------  ------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                       $1,041,370     ($489,637)       $548,835       $396,243   $115,350     $470,579
                                  =============  =============  =============  =============  =========  ============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                     180

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                               VAN ECK
                                  -----------------------------------------------------------------
                                                WORLDWIDE                  WORLDWIDE    WORLDWIDE
                                     TOTAL        HARD       WORLDWIDE     EMERGING       REAL
                                    VAN ECK      ASSETS         BOND        MARKETS      ESTATE
                                  -----------  -----------  ------------  -----------  ------------

INVESTMENT INCOME
Dividends from mutual funds           $30,826      $16,585       $12,446            -       $1,795
Less valuation period deductions
    (Note B)                           18,383        8,697         1,849       $6,909          928
                                  -----------  -----------  ------------  -----------  ------------
Net investment income (loss)           12,443        7,888        10,597      (6,909)          867
                                  -----------  -----------  ------------  -----------  ------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                        60,896    (325,719)       (6,324)      391,099        1,840
Net unrealized gains (losses) on
    investments                       299,818      531,534      (21,361)    (205,448)      (4,907)
                                  -----------  -----------  ------------  -----------  ------------
Net realized and unrealized
gains (losses) on investments         360,714      205,815      (27,685)      185,651      (3,067)
                                  -----------  -----------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                       $373,157     $213,703     ($17,088)     $178,742     ($2,200)
                                  ===========  ===========  ============  ===========  ============



See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     181

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                      AIM
                                  ---------------------------------------------
                                      TOTAL         CAPITAL      GOVERNMENT
                                       AIM       APPRECIATION    SECURITIES
                                  -------------- -------------- --------------

INVESTMENT INCOME
Dividends from mutual funds                   -              -              -
Less valuation period deductions
    (Note B)                            $32,701        $11,381        $21,320
                                  -------------- -------------- --------------
Net investment income (loss)           (32,701)       (11,381)       (21,320)
                                  -------------- -------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          22,945         29,983        (7,038)
Net unrealized gains (losses) on
    investments                          77,152         99,305       (22,153)
                                  -------------- -------------- --------------
Net realized and unrealized
gains (losses) on investments           100,097        129,288       (29,191)
                                  -------------- -------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS                          $67,396       $117,907      ($50,511)
                                  ============== ============== ==============


See accompanying notes.


--------------------------------------------------------------------------------
Corporate Benefits                     182

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets
                                   (Unaudited)
                      Nine months ended September 30, 1999


                                     TOTAL
                                      ALL          TOTAL         TOTAL        TOTAL         TOTAL        TOTAL       TOTAL
                                   DIVISIONS         NB          ALGER       FIDELITY      INVESCO      VAN ECK       AIM
                                  ------------  ------------  -----------  ------------  ------------  ----------  ------------

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
Net investment income (loss)       $14,895,376    $1,850,601   $6,940,762    $6,320,671    ($196,400)    $12,443     ($32,701)
Net realized gains (losses) on
  investments                       13,909,102     (135,889)    3,847,712     9,196,782       916,656     60,896        22,945
Net unrealized gains (losses) on
  investments                     (10,871,813)   (2,235,009)  (4,536,943)   (4,797,945)       321,114    299,818        77,152
                                  ------------  ------------  -----------  ------------  ------------  ----------  ------------
Increase (decrease) in net
assets from
  operations                        17,932,665     (520,297)    6,251,531    10,719,508     1,041,370    373,157        67,396
                                  ------------  ------------  -----------  ------------  ------------  ----------  ------------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                       110,942,823     6,925,705   12,949,887    77,880,480     9,878,594  1,039,893     2,268,264
Cost of insurance and
  administrative charges          (14,797,978)   (1,647,897)  (2,733,031)   (8,219,106)   (1,820,827)  (122,396)     (254,721)
Benefit payments                     (519,243)             -            -     (519,243)             -          -             -
Surrenders                        (12,100,319)   (1,404,466)  (2,698,139)   (5,903,232)   (1,465,154)   (28,634)     (600,694)
Net transfers among divisions
  (including the loan division
  and guaranteed interest
  division in the general
  account)                           1,848,227   (2,584,204)    8,363,932   (7,896,857)       519,983    891,599     2,553,774

Other                                   53,247         3,241     (25,849)        74,220      (23,320)     18,860         6,095
                                  ------------  ------------  -----------  ------------  ------------  ----------  ------------
Increase (decrease) from
  principal transactions            85,426,757     1,292,379   15,856,800    55,416,262     7,089,276  1,799,322     3,972,718
                                  ------------  ------------  -----------  ------------  ------------  ----------  ------------

Total increase (decrease) in       103,359,422       772,082   22,108,331    66,135,770     8,130,646  2,172,479     4,040,114
net assets

Net assets at beginning of         305,030,106    47,067,751   54,428,521   168,285,929    29,630,753  1,816,999     3,800,153
period
                                  ------------  ------------  -----------  ------------  ------------  ----------  ------------

Net assets at end of period       $408,389,528   $47,839,833  $76,536,852  $234,421,699   $37,761,399  $3,989,478   $7,840,267
                                  ============  ============  ===========  ============  ============  ==========  ============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     183

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                              NB
                                  -----------------------------------------------------------
                                      TOTAL         LIMITED
                                       NB        MATURITY BOND     GROWTH        PARTNERS
                                  -------------  -------------  -------------  --------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)         $1,850,601       $827,839       $403,334       $619,428
Net realized gains (losses) on
   investments                        (135,889)      (253,335)      (271,898)        389,344
Net unrealized gains (losses) on
   investments                      (2,235,009)      (517,057)       (40,207)    (1,677,745)
                                  -------------  -------------  -------------  --------------
Increase (decrease) in net
assets from
   operations                         (520,297)         57,447         91,229      (668,973)
                                  -------------  -------------  -------------  --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                          6,925,705      1,882,305      1,428,513      3,614,887
Cost of insurance and
   administrative charges           (1,647,897)      (426,622)      (276,240)      (945,035)
Benefit payments                              -              -              -              -
Surrenders                          (1,404,466)    (1,000,100)      (125,647)      (278,719)
Net transfers among divisions
   (including the loan division
   and guaranteed interest
   division in the general
   account)                         (2,584,204)    (3,045,474)      (516,834)        978,104
Other                                     3,241         22,152        (7,247)       (11,664)
                                  -------------  -------------  -------------  --------------
Increase (decrease) from
  principal transactions              1,292,379    (2,567,739)        502,545      3,357,573
                                  -------------  -------------  -------------  --------------

Total increase (decrease) in            772,082    (2,510,292)        593,774      2,688,600
net assets

Net assets at beginning of
period                               47,067,751     15,578,349      9,026,160     22,463,242
                                  -------------  -------------  -------------  --------------

Net assets at end of period         $47,839,833    $13,068,057     $9,619,934    $25,151,842
                                  =============  =============  =============  ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     184

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                                    ALGER
                                  --------------------------------------------------------------------------
                                                   AMERICAN       AMERICAN                      AMERICAN
                                      TOTAL          SMALL         MIDCAP        AMERICAN       LEVERAGED
                                      ALGER      CAPITALIZATION    GROWTH         GROWTH         ALLCAP
                                  -------------  --------------  ------------  -------------  --------------

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
Net investment income (loss)         $6,940,762     $2,102,734     $1,575,245     $2,599,046       $663,737
Net realized gains (losses) on
   investments                        3,847,712      (254,740)        155,044      1,688,880      2,258,528
Net unrealized gains (losses) on
   investments                      (4,536,943)      (358,981)    (1,323,462)    (2,152,621)      (701,879)
                                  -------------  --------------  ------------  -------------  --------------
Increase (decrease) in net
assets from
   operations                         6,251,531      1,489,013        406,827      2,135,305      2,220,386
                                  -------------  --------------  ------------  -------------  --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                         12,949,887      3,095,456      2,456,242      5,358,862      2,039,327
Cost of insurance and
   administrative charges           (2,733,031)      (686,623)      (472,644)    (1,156,906)      (416,858)
Benefit payments                              -              -              -              -              -
Surrenders                          (2,698,139)      (916,830)      (246,128)      (985,915)      (549,266)
Net transfers among divisions
   (including the loan division
   and guaranteed interest
   division in the general
   account)                           8,363,932      1,057,181      1,130,939      3,097,863      3,077,949
Other                                  (25,849)       (43,088)       (22,908)       (23,930)         64,077
                                  -------------  --------------  ------------  -------------  --------------
Increase (decrease) from
  principal transactions             15,856,800      2,506,096      2,845,501      6,289,974      4,215,229
                                  -------------  --------------  ------------  -------------  --------------

Total increase (decrease) in         22,108,331      3,995,109      3,252,328      8,425,279      6,435,615
net assets

Net assets at beginning of
period                               54,428,521     15,503,371      9,220,207     22,903,614      6,801,329
                                  -------------  --------------  ------------  -------------  --------------

Net assets at end of period         $76,536,852    $19,498,480    $12,472,535    $31,328,893    $13,236,944
                                  =============  ==============  ============  =============  ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     185

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                                      FIDELITY
                                  ---------------------------------------------------------------------------------
                                     TOTAL         ASSET                                   MONEY
                                    FIDELITY      MANAGER      GROWTH       OVERSEAS       MARKET      INDEX 500
                                  ------------  -----------  -----------  ------------  ------------  -------------

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
Net investment income (loss)        $6,320,671     $737,259   $3,291,201      $688,321      $704,077      $899,813
Net realized gains (losses) on
   investments                       9,196,782      114,141    6,110,588       276,971             -     2,695,082
Net unrealized gains (losses) on
   investments                     (4,797,945)    (685,209)  (5,671,895)     2,098,113             -     (538,954)
                                  ------------  -----------  -----------  ------------  ------------  -------------
Increase (decrease) in net
assets from operations              10,719,508      166,191    3,729,894     3,063,405       704,077     3,055,941
                                  ------------  -----------  -----------  ------------  ------------  -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                        77,880,480    2,465,876    6,610,837     4,280,132    41,327,338    23,196,297
Cost of insurance and
   administrative charges          (8,219,106)    (451,606)  (1,371,050)     (775,628)   (1,547,061)   (4,073,761)
Benefit payments                     (519,243)            -            -             -     (519,243)             -
Surrenders                         (5,903,232)    (611,510)    (665,962)   (1,152,367)   (1,149,832)   (2,323,561)
Net transfers among divisions
   (including the loan division
   and guaranteed interest division
   in the general account)         (7,896,857)  (1,322,166)    1,133,206       546,846  (22,310,341)    14,055,598
Other                                   74,220      (1,707)       25,166        20,753      (23,117)        53,125
                                  ------------  -----------  -----------  ------------  ------------  -------------
Increase (decrease) from
  principal transactions            55,416,262       78,887    5,732,197     2,919,736    15,777,744    30,907,698
                                  ------------  -----------  -----------  ------------  ------------  -------------

Total increase (decrease) in        66,135,770      245,078    9,462,091     5,983,141    16,481,821    33,963,639
net assets

Net assets at beginning of         168,285,929   10,237,279   32,900,142    20,581,887    18,412,252    86,154,369
period                            ------------  -----------  -----------  ------------  ------------  -------------

Net assets at end of period       $234,421,699  $10,482,357  $42,362,233   $26,565,028   $34,894,073  $120,118,008
                                  ============  ===========  ===========  ============  ============  =============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     186

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                                        INVESCO
                                  -------------------------------------------------------------------------------------
                                                                                                              SMALL
                                      TOTAL          TOTAL       INDUSTRIAL                                  COMPANY
                                     INVESCO        RETURN         INCOME       HIGH YIELD     UTILITIES     GROWTH
                                  -------------  -------------  -------------  -------------  -----------  ------------

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
Net investment income (loss)         ($196,400)      ($52,259)      ($69,936)      ($48,767)    ($16,883)     ($8,555)
Net realized gains (losses) on
   investments                          916,656        282,794        423,686      (191,447)      298,134      103,489
Net unrealized gains (losses) on
   investments                          321,114      (720,172)        195,085        636,457    (165,901)      375,645
                                  -------------  -------------  -------------  -------------  -----------  ------------
Increase (decrease) in net
assets from
   operations                         1,041,370      (489,637)        548,835        396,243      115,350      470,579
                                  -------------  -------------  -------------  -------------  -----------  ------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                          9,878,594      3,952,616      3,467,604      1,336,363      782,410      339,601
Cost of insurance and
   administrative charges           (1,820,827)      (579,891)      (678,755)      (354,536)    (141,851)     (65,794)
Benefit payments                              -              -              -              -            -            -
Surrenders                          (1,465,154)      (205,183)      (302,722)      (119,092)    (819,566)     (18,591)
Net transfers among divisions
   (including the loan division
   and guaranteed interest
   division in the general
   account)                             519,983      (693,682)      (187,353)      (686,420)    1,304,087      783,351
Other                                  (23,320)        (7,978)       (28,067)          4,823        2,443        5,459
                                  -------------  -------------  -------------  -------------  -----------  ------------
Increase (decrease) from
  principal transactions              7,089,276      2,465,882      2,270,707        181,138    1,127,523    1,044,026
                                  -------------  -------------  -------------  -------------  -----------  ------------

Total increase (decrease) in          8,130,646      1,976,245      2,819,542        577,381    1,242,873    1,514,605
net assets

Net assets at beginning of           29,630,753      8,105,328     10,853,005      7,882,782    2,040,960      748,678
period                            -------------  -------------  -------------  -------------  -----------  ------------

Net assets at end of period         $37,761,399    $10,081,573    $13,672,547     $8,460,163   $3,283,833   $2,263,283
                                  =============  =============  =============  =============  ===========  ============


See accompanying notes

--------------------------------------------------------------------------------
Corporate Benefits                     187

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                               VAN ECK
                                  -------------------------------------------------------------------
                                                 WORLDWIDE                  WORLDWIDE     WORLDWIDE
                                     TOTAL         HARD       WORLDWIDE     EMERGING         REAL
                                    VAN ECK       ASSETS        BOND         MARKETS        ESTATE
                                  ------------  -----------  -----------  -------------  -------------

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
Net investment income (loss)           $12,443       $7,888      $10,597       ($6,909)          $867
Net realized gains (losses) on
   investments                          60,896    (325,719)      (6,324)        391,099         1,840
Net unrealized gains (losses) on
   investments                         299,818      531,534     (21,361)      (205,448)       (4,907)
                                    ----------  -----------  -----------  -------------  -------------
Increase (decrease) in net
assets from operations                 373,157      213,703     (17,088)        178,742       (2,200)
                                    ----------  -----------  -----------  -------------  -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                         1,039,893      373,568      213,261        292,969       160,095
Cost of insurance and
   administrative charges            (122,396)     (63,579)     (12,138)       (38,335)       (8,344)
Benefit payments                             -            -            -              -             -
Surrenders                            (28,634)     (23,333)            -          (839)       (4,462)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                891,599      364,250       41,907        450,879        34,563
Other                                   18,860       15,574        1,437          1,328           521
                                    ----------  -----------  -----------  -------------  -------------
Increase (decrease) from
  principal transactions             1,799,322      666,480      244,467        706,002       182,373
                                    ----------  -----------  -----------  -------------  -------------

Total increase (decrease) in         2,172,479      880,183      227,379        884,744       180,173
net assets

Net assets at beginning of           1,816,999    1,073,755      205,807        461,156        76,281
period
                                    ----------  -----------  -----------  -------------  -------------

Net assets at end of period         $3,989,478   $1,953,938     $433,186     $1,345,900      $256,454
                                    ==========  ===========  ===========  =============  =============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     188

                        Security Life Separate Account L1

                                   (Unaudited)
                      Nine months ended September 30, 1999


                                                      AIM
                                  ---------------------------------------------

                                      TOTAL         CAPITAL      GOVERNMENT
                                       AIM       APPRECIATION    SECURITIES
                                  -------------- -------------- --------------

INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
Net investment income (loss)          ($32,701)      ($11,381)      ($21,320)
Net realized gains (losses) on
   investments                           22,945         29,983        (7,038)
Net unrealized gains (losses) on
   investments                           77,152         99,305       (22,153)
                                  -------------- -------------- --------------
Increase (decrease) in net
assets from
   operations                            67,396        117,907       (50,511)
                                  -------------- -------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                          2,268,264      1,133,728      1,134,536
Cost of insurance and
   administrative charges             (254,721)      (145,653)      (109,068)
Benefit payments                              -              -              -
Surrenders                            (600,694)       (17,852)      (582,842)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               2,553,774        757,045      1,796,729
Other                                     6,095          3,624          2,471
                                  -------------- -------------- --------------
Increase (decrease) from
  principal transactions              3,972,718      1,730,892      2,241,826
                                  -------------- -------------- --------------

Total increase (decrease) in          4,040,114      1,848,799      2,191,315
net assets

Net assets at beginning of            3,800,153      1,204,436      2,595,717
period                            -------------- -------------- --------------

Net assets at end of period          $7,840,267     $3,053,235     $4,787,032
                                  ============== ============== ==============


See accompanying notes.

--------------------------------------------------------------------------------
Corporate Benefits                     189

                        Security Life Separate Account L1

                          Notes to Financial Statements
                                   (Unaudited)
                               September 30, 1999


NOTE A. ORGANIZATION

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine Variable Universal Life, Strategic Advantage Variable Universal Life and Variable Survivor Universal Life ("Variable Universal Life Policies") policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of September 30, 1999, the Separate Account offered twenty-three investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger Berman Management Incorporated (NB)
     Neuberger Berman Limited Maturity Bond Portfolio
     Neuberger Berman Growth Portfolio
     Neuberger Berman Partners Portfolio

Fred Alger Management, Inc. (Alger)
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio

--------------------------------------------------------------------------------
Corporate Benefits                     190

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)




NOTE A. ORGANIZATION (CONTINUED)

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Industrial Income Portfolio
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio
     INVESCO VIF Small Company Growth Portfolio

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Hard Assets Portfolio
     Van Eck Worldwide Real Estate Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Bond Portfolio

AIM Advisors, Inc. (AIM)
     AIM VI - Capital Appreciation Portfolio
     AIM VI - Government Securities Portfolio

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.











--------------------------------------------------------------------------------
Corporate Benefits                     191

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)



NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.











--------------------------------------------------------------------------------
Corporate Benefits                     192

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)



NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charged for the nine months ended September 30, 1999 was $2,046,339.

POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.















--------------------------------------------------------------------------------
Corporate Benefits                     193

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)


NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the nine months ended September 30, 1999 was $14,797,978. Dividends made by the Funds are reinvested in the Funds.

The following is a summary of Fund shares owned as of September 30, 1999:

                                                  NUMBER             NET             VALUE
                                                    OF              ASSET          OF SHARES          COST OF
                    FUND                          SHARES            VALUE          AT MARKET          SHARES
--------------------------------------------   ----------------    ---------    --------------   -----------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          990,754.879        $13.19      $13,068,057       $13,341,360
   Growth                                         383,569.926        $25.08        9,619,934         9,144,677
   Partners                                     1,393,453.900        $18.05       25,151,842        26,937,142

Fred Alger Management, Inc.:
   American Small Capitalization                  463,366.913        $42.08       19,498,480        19,206,039
   American MidCap Growth                         486,069.128        $25.66       12,472,535        12,434,368
   American Growth                                592,004.793        $52.92       31,328,893        29,186,588
   American Leveraged AllCap                      320,042.146        $41.36       13,236,944        12,430,665

Fidelity Management & Research Co.:
   Asset Manager                                  610,859.913        $17.16       10,482,357        10,431,780
   Growth                                         952,602.490        $44.47       42,362,233        41,979,868
   Overseas                                     1,208,050.382        $21.99       26,565,028        23,798,192
   Money Market                                34,894,073.120         $1.00       34,894,073        34,894,073
   Index 500                                      823,628.676       $145.84      120,118,008       104,570,094

INVESCO Funds Group, Inc.:
   Total Return                                   634,061.153        $15.90       10,081,573        10,511,407
   Industrial Income                              690,881.639        $19.79       13,672,547        12,787,764
   High Yield                                     709,150.330        $11.93        8,460,163         8,693,689
   Utilities                                      172,198.950        $19.07        3,283,833         3,136,203
   Small Company Growth                           152,102.322        $14.88        2,263,283         1,813,540

Van Eck Associates Corporation:
   Worldwide Hard Assets                          183,640.729        $10.64        1,953,938         1,866,458
   Worldwide Bond                                  39,669.059        $10.92          433,186           450,594
   Worldwide Emerging Markets                     148,063.782         $9.09        1,345,900         1,504,209
   Worldwide Real Estate                           26,966.790         $9.51          256,454           261,390

AIM Advisors, Inc.:
   Capital Appreciation                           113,756.899        $26.84        3,053,235         2,834,706
   Government Securities                          434,001.049        $11.03        4,787,032         4,774,323
                                                                                ------------     -------------

Total                                                                           $408,389,528      $386,989,129
                                                                                ============     =============


--------------------------------------------------------------------------------
Corporate Benefits                     194

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)


NOTE C. INVESTMENTS (CONTINUED)

For the nine months ended September 30, 1999, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:

                                                  BEGINNING                                               END
FUND                                               OF YEAR         PURCHASES           SALES            OF YEAR
-------------------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          $15,334,595        $4,863,022      ($6,856,257)       $13,341,360
   Growth                                           8,510,696         2,921,295       (2,287,314)         9,144,677
   Partners                                        22,570,797         6,832,674       (2,466,329)        26,937,142

Fred Alger Management, Inc.:
   American Small Capitalization                   14,851,950         9,680,757       (5,326,668)        19,206,039
   American MidCap Growth                           7,858,579         5,128,822         (553,033)        12,434,368
   American Growth                                 18,608,688        14,479,402       (3,901,502)        29,186,588
   American Leveraged AllCap                        5,293,171        11,199,357       (4,061,863)        12,430,665

Fidelity Management & Research Co.:
   Asset Manager                                    9,501,494         5,409,681       (4,479,395)        10,431,780
   Growth                                          26,845,882        49,460,163      (34,326,177)        41,979,868
   Overseas                                        19,913,166        12,428,649       (8,543,623)        23,798,192
   Money Market                                    18,412,252        83,637,874      (67,156,053)        34,894,073
   Index 500                                       70,067,500        38,943,047       (4,440,453)       104,570,094

INVESCO Funds Group, Inc.:
   Total Return                                     7,814,990         4,595,765       (1,899,348)        10,511,407
   Industrial Income                               10,163,306         4,303,132       (1,678,674)        12,787,764
   High Yield                                       8,752,765         2,641,428       (2,700,504)         8,693,689
   Utilities                                        1,727,429         2,282,360         (873,586)         3,136,203
   Small Company Growth                               674,581         1,581,087         (442,128)         1,813,540

Van Eck Associates Corporation:
   Worldwide Hard Assets                            1,517,809         1,870,712       (1,522,063)         1,866,458
   Worldwide Bond                                     201,853           327,317          (78,576)           450,594
   Worldwide Emerging Markets                         414,017         4,479,244       (3,389,052)         1,504,209
   Worldwide Real Estate                               76,310           280,045          (94,965)           261,390

AIM Advisors, Inc.
   Capital Appreciation                             1,085,211         2,087,719         (338,224)         2,834,706
   Government Securities                            2,560,855         4,762,021       (2,548,553)         4,774,323
                                                -------------      ------------   ---------------     -------------

Total                                            $272,757,896      $274,195,573    ($159,964,340)      $386,989,129
                                                =============      ============   ===============     =============

Aggregate proceeds from sales of investments for the nine months ended September 30, 1999 were $173,873,442.


--------------------------------------------------------------------------------
Corporate Benefits                     195

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)


NOTE D. OTHER POLICY DEDUCTIONS

The Variable Universal Life Policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Variable Universal Life Policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.









--------------------------------------------------------------------------------
Corporate Benefits                     196

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)


NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the nine months ended September 30, 1999:

                                                                            (DECREASE)
                                                                                FOR
                                           OUTSTANDING      INCREASE        WITHDRAWALS      OUTSTANDING
                                          AT BEGINNING    FOR PAYMENTS       AND OTHER         AT END
                DIVISION                     OF YEAR        RECEIVED        DEDUCTIONS         OF YEAR
----------------------------------------------------------------------------------------------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                   1,245,559.121     319,332.671     (525,269.118)   1,039,622.674
   Growth                                    447,486.376     125,919.627      (99,517.630)     473,888.373
   Partners                                  986,298.018     257,003.976     (117,939.937)   1,125,362.057

Fred Alger Management, Inc.:
   American Small Capitalization             838,692.418     394,407.340     (263,508.506)     969,591.252
   American MidCap Growth                    402,532.472     148,230.643      (29,117.984)     521,645.131
   American Growth                           923,696.066     438,134.681     (206,209.462)   1,155,621.285
   American Leveraged AllCap                 221,642.446     292,852.027     (173,072.134)     341,422.339

Fidelity Management & Research Co.:
   Asset Manager                             600,255.213     267,313.961     (262,352.258)     605,216.916
   Growth                                  1,293,480.338   1,654,759.376   (1,442,829.875)   1,505,409.839
   Overseas                                1,429,659.907     765,975.800     (571,856.489)   1,623,779.218
   Money Market                            1,526,404.399   6,748,481.247   (5,469,895.852)   2,804,989.794
   Index 500                               3,215,990.519   1,324,678.050     (246,138.425)   4,294,530.144

INVESCO Funds Group, Inc.:
   Total Return                              450,557.216     253,716.704     (116,427.098)     587,846.822
   Industrial Income                         473,616.752     178,044.695      (87,379.689)     564,281.758
   High Yield                                486,858.648     158,273.720     (146,595.951)     498,536.417
   Utilities                                 110,379.616     115,690.556      (59,547.200)     166,522.972
   Small Company Growth                       67,506.441     136,205.871      (44,885.435)     158,826.877

Van Eck Associates Corporation:
   Worldwide Hard Assets                     132,513.824     205,152.684     (131,337.258)     206,329.250
   Worldwide Bond                             18,656.317      30,172.136       (6,893.700)      41,934.753
   Worldwide Emerging Markets                 67,354.295     498,961.101     (411,436.225)     154,879.171
   Worldwide Real Estate                       8,765.232      31,025.290      (10,681.101)      29,109.421

AIM Advisors, Inc.
   Capital Appreciation                      105,457.867     177,801.435      (30,925.831)     252,333.471
   Government Securities                     246,150.062     461,371.899     (245,006.792)     462,515.169




--------------------------------------------------------------------------------
Corporate Benefits                     197

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)


 NOTE H. NET ASSETS

Net assets at September 30, 1999 consisted of the following:

                                                                                 ACCUMULATED            NET
                                                             ACCUMULATED        NET REALIZED         UNREALIZED
                                                              INVESTMENT            GAINS              GAINS
                                            PRINCIPAL           INCOME           (LOSSES) ON        (LOSSES) ON
                DIVISION                   TRANSACTIONS         (LOSS)           INVESTMENTS        INVESTMENTS        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------


Neuberger Berman Management Inc.:
   Limited Maturity Bond                      $12,562,603       $1,060,309          ($281,553)         ($273,302)      $13,068,057
   Growth                                       8,793,027          627,076           (275,425)            475,256        9,619,934
   Partners                                    25,178,621          851,608             906,913        (1,785,300)       25,151,842


Fred Alger Management, Inc.:
   American Small Capitalization               17,061,250        2,257,234           (112,445)            292,441       19,498,480
   American MidCap Growth                      10,432,084        1,605,541             396,745             38,165       12,472,535
   American Growth                             24,617,360        2,618,200           1,951,027          2,142,306       31,328,893
   American Leveraged AllCap                    9,195,995          648,266           2,586,404            806,279       13,236,944

Fidelity Management & Research Co.:
   Asset Manager                                9,355,520          920,583             155,678             50,576       10,482,357
   Growth                                      31,627,570        3,555,730           6,796,617            382,316       42,362,233
   Overseas                                    22,063,364        1,088,395             646,434          2,766,835       26,565,028
   Money Market                                33,253,155        1,640,918                   -                  -       34,894,073
   Index 500                                  100,251,140        1,273,803           3,045,152         15,547,913      120,118,008

INVESCO Funds Group, Inc.:
   Total Return                                10,115,714           36,014             359,679          (429,834)       10,081,573
   Industrial Income                           11,796,930          418,112             572,722            884,783       13,672,547
   High Yield                                   7,933,708          597,561             162,419          (233,525)        8,460,163
   Utilities                                    2,735,480           10,273             390,449            147,631        3,283,833
   Small Company Growth                         1,718,607          (8,555)             103,489            449,742        2,263,283

Van Eck Associates Corporation:
   Worldwide Hard Assets                        2,149,636           16,934           (300,111)             87,479        1,953,938
   Worldwide Bond                                 446,321           10,597             (6,324)           (17,408)          433,186
   Worldwide Emerging Markets                   1,120,018          (6,909)             391,099          (158,308)        1,345,900
   Worldwide Real Estate                          258,684              866               1,840            (4,936)          256,454

AIM Advisors, Inc.:
   Capital Appreciation                         2,816,104         (11,381)              29,983            218,529        3,053,235
   Government Securities                        4,802,681         (21,320)             (7,038)             12,709        4,787,032

                                            =============    =============      ==============       ============    =============
Total                                        $350,285,572      $19,189,855         $17,513,754        $21,400,347     $408,389,528
                                            =============    =============      ==============       ============    =============


--------------------------------------------------------------------------------
Corporate Benefits                     198

                        Security Life Separate Account L1
                                   (Unaudited)
                    Notes to Financial Statements (continued)


NOTE I. YEAR 2000 (UNAUDITED)

Security Life of Denver Insurance Company is aware of the computer problems that may exist surrounding the Year 2000. Our senior management is committed to ensuring that information processing and delivery systems will be Year 2000 compliant before December 31, 1999. Our project team continues to implement the Year 2000 project plan which includes the analysis, remediation and testing of our in-house source code. The project plan covers Security Life, ING America Equities, Inc., Midwestern United Life Insurance Company and First ING Life Insurance Company of New York. We will follow our normal project management methodology, including communication with senior management on a monthly and as-needed basis. Funds have been allocated for these efforts, and we are confident we have sufficient resources to ensure Year 2000 processing capabilities.

The analysis, remediation and system testing phases of the plan were completed by June 28, 1999. We will continue to do precautionary testing throughout 1999. However, there is no assurance Security Life will be successful, or that interaction with other service providers will not impact our services.


--------------------------------------------------------------------------------
Corporate Benefits                     199

                                   APPENDIX A

                                 FACTORS FOR THE
                          CASH VALUE ACCUMULATION TEST
                           FOR A LIFE INSURANCE POLICY


              Male                         |               Male                          |               Male
Attained   or Unisex               Unisex  |Attained     or Unisex                Unisex | Attained    or Unisex              Unisex
  Age        100/0      Female      80/20  |   Age         100/0      Female       80/20 |   Age        100/0       Female    80/20
  ---        -----      ------      -----  |   ---         -----      ------       ----- |   ---        -----       ------    -----

    0        11.727     14.234      12.149 |
    1        11.785     14.209      12.194 |   34         4.188      4.902        4.314  |  67          1.617        1.815     1.657
    2        11.458     13.815      11.857 |   35         4.052      4.742        4.173  |  68          1.583        1.769     1.620
    3        11.128     13.417      11.515 |   36         3.920      4.586        4.037  |  69          1.550        1.724     1.585
    4        10.803     13.023      11.178 |   37         3.793      4.437        3.906  |  70          1.518        1.681     1.552
    5        10.481     12.635      10.845 |   38         3.670      4.293        3.780  |  71          1.488        1.639     1.520
    6        10.161     12.253      10.514 |   39         3.553      4.154        3.658  |  72          1.459        1.599     1.489
    7         9.844     11.875      10.187 |   40         3.439      4.021        3.541  |  73          1.432        1.560     1.460
    8         9.530     11.505       9.863 |   41         3.330      3.894        3.429  |  74          1.406        1.524     1.433
    9         9.221     11.141       9.545 |   42         3.226      3.771        3.322  |  75          1.382        1.490     1.407
   10         8.918     10.784       9.233 |   43         3.125      3.654        3.218  |  76          1.359        1.457     1.383
   11         8.623     10.436       8.928 |   44         3.028      3.541        3.119  |  77          1.338        1.427     1.360
   12         8.338     10.098       8.634 |   45         2.936      3.432        3.023  |  78          1.318        1.398     1.338
   13         8.066      9.771       8.353 |   46         2.846      3.328        2.931  |  79          1.299        1.371     1.318
   14         7.808      9.455       8.085 |   47         2.761      3.227        2.843  |  80          1.281        1.345     1.298
   15         7.564      9.150       7.831 |   48         2.678      3.129        2.758  |  81          1.264        1.321     1.280
   16         7.335      8.857       7.592 |   49         2.599      3.035        2.676  |  82          1.248        1.298     1.262
   17         7.118      8.575       7.364 |   50         2.522      2.945        2.597  |  83          1.233        1.277     1.245
   18         6.911      8.302       7.148 |   51         2.449      2.858        2.522  |  84          1.218        1.257     1.230
   19         6.713      8.038       6.939 |   52         2.378      2.774        2.449  |  85          1.205        1.238     1.215
   20         6.521      7.782       6.737 |   53         2.311      2.693        2.379  |  86          1.193        1.221     1.202
   21         6.334      7.534       6.540 |   54         2.246      2.615        2.312  |  87          1.181        1.205     1.189
   22         6.150      7.293       6.347 |   55         2.184      2.540        2.248  |  88          1.171        1.190     1.177
   23         5.969      7.059       6.158 |   56         2.125      2.468        2.187  |  89          1.160        1.176     1.166
   24         5.791      6.831       5.971 |   57         2.068      2.398        2.128  |  90          1.151        1.163     1.155
   25         5.615      6.611       5.788 |   58         2.014      2.330        2.071  |  91          1.141        1.150     1.144
   26         5.441      6.396       5.608 |   59         1.962      2.265        2.017  |  92          1.131        1.137     1.133
   27         5.271      6.188       5.431 |   60         1.912      2.201        1.965  |  93          1.120        1.125     1.122
   28         5.104      5.986       5.258 |   61         1.864      2.139        1.915  |  94          1.109        1.112     1.110
   29         4.940      5.791       5.089 |   62         1.818      2.079        1.867  |  95          1.097        1.098     1.097
   30         4.781      5.601       4.925 |   63         1.774      2.022        1.821  |  96          1.083        1.084     1.084
   31         4.626      5.418       4.765 |   64         1.732      1.967        1.777  |  97          1.069        1.069     1.069
   32         4.476      5.241       4.610 |   65         1.692      1.914        1.735  |  98          1.054        1.054     1.054
   33         4.330      5.069       4.459 |   66         1.654      1.863        1.695  |  99          1.040        1.040     1.040
                                           |                                             |  100         1.000        1.000     1.000


--------------------------------------------------------------------------------
Corporate Benefits                     200

                                   APPENDIX B

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $5,750 annual premium, received at the beginning of each year, for a hypothetical policy with a $300,000 face amount death benefit Option 1, issued on a nonsmoker male, Age 45. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES AND DEDUCTIONS, PAGE 40. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 48.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

--------------------------------------------------------------------------------
Corporate Benefits                     201

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750

--------------------------------------------------------------------------------


AIM VI CAPITAL APPRECIATION FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1994                 2.50%              5,131           5,131       300,000
    1995                35.69%             13,809          13,809       300,000
    1996                17.58%             21,973          21,973       300,000
    1997                13.51%             30,308          30,308       300,000
    1998                19.30%             41,638          41,638       300,000

AIM VI GOVERNMENT SECURITIES FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1994                -3.73%              4,808           4,808       300,000
    1995                15.56%             11,360          11,360       300,000
    1996                 2.29%             16,588          16,588       300,000
    1997                 8.16%             23,050          23,050       300,000
    1998                 7.66%             29,742          29,742       300,000


ALGER AMERICAN GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990                 4.14%              5,216           5,216       300,000
    1991                40.39%             14,413          14,413       300,000
    1992                12.38%             21,671          21,671       300,000
    1993                22.47%             32,348          32,348       300,000
    1994                 1.45%             37,441          37,441       300,000
    1995                36.37%             57,266          57,266       300,000
    1996                13.35%             69,935          69,935       300,000
    1997                25.75%             93,461          93,461       300,000
    1998                48.07%            145,016         145,016       335,131

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1994                -1.54%              4,921           4,921       300,000
    1995                44.45%             14,410          14,410       300,000
    1996                11.90%             21,575          21,575       300,000
    1997                15.01%             30,254          30,254       300,000
    1998                30.30%             45,429          45,429       300,000

The assumptions underlying these values are described in Performance Information, page 201.

*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     202

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1989                64.48%              8,354           8,354       300,000
    1990                 8.71%             14,528          14,528       300,000
    1991                57.54%             30,643          30,643       300,000
    1992                 3.55%             36,602          36,602       300,000
    1993                13.28%             46,650          46,650       300,000
    1994                -4.38%             48,877          48,877       300,000
    1995                44.31%             77,017          77,017       300,000
    1996                 4.18%             84,752          84,752       300,000
    1997                11.39%             99,306          99,306       300,000
    1998                15.53%            119,862         119,862       300,000


FIDELITY VIP GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1989                31.51%              6,637           6,637       300,000
    1990               -11.73%             10,251          10,251       300,000
    1991                45.51%             22,069          22,069       300,000
    1992                 9.32%             29,287          29,287       300,000
    1993                19.37%             40,444          40,444       300,000
    1994                -0.02%             44,915          44,915       300,000
    1995                35.36%             66,859          66,859       300,000
    1996                14.71%             81,698          81,698       300,000
    1997                23.48%            106,351         106,351       300,000
    1998                39.49%            154,612         154,612       347,259

FIDELITY VIP OVERSEAS PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1989                26.28%              6,365           6,365       300,000
    1990                -1.67%             11,171          11,171       300,000
    1991                 8.00%             17,320          17,320       300,000
    1992               -10.72%             19,644          19,644       300,000
    1993                37.35%             33,336          33,336       300,000
    1994                 1.72%             38,474          38,474       300,000
    1995                 9.74%             47,081          47,081       300,000
    1996                13.15%             58,205          58,205       300,000
    1997                11.56%             69,836          69,836       300,000
    1998                12.81%             83,772          83,772       300,000

The assumptions underlying these values are described in Performance Information, page 201.

*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     203

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750


FIDELITY VIP II INDEX 500 PORTFOLIO
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1993                 9.74%              5,506           5,506       300,000
    1994                 1.04%             10,616          10,616       300,000
    1995                37.19%             21,296          21,296       300,000
    1996                22.82%             31,981          31,981       300,000
    1997                32.82%             48,605          48,605       300,000
    1998                28.31%             68,184          68,184       300,000


GCG TRUST EQUITY INCOME PORTFOLIO
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1990                 4.74%              5,247           5,247       300,000
    1991                20.02%             12,332          12,332       300,000
    1992                 1.88%             17,510          17,510       300,000
    1993                11.13%             24,712          24,712       300,000
    1994                -1.18%             28,923          28,923       300,000
    1995                18.93%             39,781          39,781       300,000
    1996                 8.77%             48,084          48,084       300,000
    1997                17.44%             61,601          61,601       300,000
    1998                 8.26%             71,438          71,438       300,000

GCG TRUST GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1997                15.69%              5,815           5,815       300,000
    1998                45.36%             15,800          15,800       300,000

GCG TRUST HARD ASSETS PORTFOLIO
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1990               -13.84%              4,284           4,284       300,000
    1991                 4.70%              9,729           9,729       300,000
    1992                -9.81%             13,134          13,134       300,000
    1993                49.93%             26,864          26,864       300,000
    1994                 2.53%             32,221          32,221       300,000
    1995                10.69%             40,656          40,656       300,000
    1996                33.17%             60,102          60,102       300,000
    1997                 6.22%             68,451          68,451       300,000
    1998               -29.58%             51,183          51,183       300,000

The assumptions underlying these values are described in Performance Information, page 201.

*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     204

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750
GCG TRUST LIMITED MATURITY BOND PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990                 7.87%              5,409           5,409       300,000
    1991                11.27%             11,601          11,601       300,000
    1992                 4.84%             17,258          17,258       300,000
    1993                 6.20%             23,339          23,339       300,000
    1994                -1.19%             27,564          27,564       300,000
    1995                11.72%             35,835          35,835       300,000
    1996                 4.32%             41,990          41,990       300,000
    1997                 6.67%             49,423          49,423       300,000
    1998                 6.86%             57,494          57,494       300,000

GCG TRUST LIQUID ASSET PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990                 7.75%              5,403           5,403       300,000
    1991                 5.66%             11,000          11,000       300,000
    1992                 3.13%             16,355          16,355       300,000
    1993                 2.64%             21,624          21,624       300,000
    1994                 3.89%             27,211          27,211       300,000
    1995                 5.51%             33,457          33,457       300,000
    1996                 5.01%             39,773          39,773       300,000
    1997                 5.07%             46,348          46,348       300,000
    1998                 5.13%             53,324          53,324       300,000
GCG TRUST MID-CAP GROWTH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995                29.23%              6,519           6,519       300,000
    1996                20.68%             13,934          13,934       300,000
    1997                19.67%             22,517          22,517       300,000
    1998                42.61%             38,912          38,912       300,000
GCG TRUST RESEARCH PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995                36.58%              6,901           6,901       300,000
    1996                23.37%             14,720          14,720       300,000
    1997                20.12%             23,546          23,546       300,000
    1998                40.94%             39,902          39,902       300,000

The assumptions underlying these values are described in Performance Information, page 201.

*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

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Corporate Benefits                     205

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750
GCG TRUST TOTAL RETURN PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995                24.51%              6,273           6,273       300,000
    1996                13.70%             12,839          12,839       300,000
    1997                20.89%             21,426          21,426       300,000
    1998                19.29%             31,211          31,211       300,000


INVESCO VIF EQUITY INCOME FUND
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1995                29.25%              6,520           6,520       300,000
    1996                22.28%             14,123          14,123       300,000
    1997                28.17%             24,372          24,372       300,000
    1998                15.30%             33,554          33,554       300,000

INVESCO VIF HIGH YIELD FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995                19.76%              6,027           6,027       300,000
    1996                16.59%             12,883          12,883       300,000
    1997                17.33%             20,840          20,840       300,000
    1998                 1.42%             25,909          25,909       300,000

INVESCO VIF SMALL COMPANY GROWTH FUND
      Year            Annual Total     Cash Surrender      Account      Benefit
      Ended             Return *            Value           Value        Death
    1998                16.38%              5,851           5,851       300,000

NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1995                36.47%              6,895           6,895       300,000
    1996                29.57%             15,461          15,461       300,000
    1997                31.25%             26,719          26,719       300,000
    1998                 4.21%             32,749          32,749       300,000

The assumptions underlying these values are described in Performance Information, page 201.

*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     206

Nonsmoker Male Age 45
Preferred Risk Class                                      Death Benefit Option 1
Stated Death Benefit $300,000                             Annual Premium $5,750
VAN ECK WORLDWIDE BOND FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1990                11.25%              5,585           5,585       300,000
    1991                18.39%             12,562          12,562       300,000
    1992                -5.25%             16,489          16,489       300,000
    1993                 7.79%             22,863          22,863       300,000
    1994                -1.32%             27,058          27,058       300,000
    1995                17.30%             37,045          37,045       300,000
    1996                 2.53%             42,505          42,505       300,000
    1997                 2.38%             47,950          47,950       300,000
    1998                12.75%             59,020          59,020       300,000

VAN ECK WORLDWIDE EMERGING MARKETS FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1996                26.82%              6,393           6,393       300,000
    1997               -11.61%             10,050          10,050       300,000
    1998               -34.15%              9,755           9,755       300,000

VAN ECK WORLDWIDE REAL ESTATE FUND
      Year            Annual Total     Cash Surrender      Account       Death
     Ended:             Return*             Value           Value       Benefit
    1998               -11.35%              4,413           4,413       300,000


The assumptions underlying these values are described in Performance Information, page 201.

*These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Corporate Benefits                     207